UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06279

Harris Associates Investment Trust
(Exact name of Registrant as specified in charter)

111 South Wacker Drive, Suite 4600 Chicago, Illinois		60606-4319
(Address of principal executive offices)		(Zip code)

Kristi L. Rowsell Harris Associates L.P. 111 South Wacker Drive, Suite 4600 Chicago, Illinois 60606-4319		Ndenisarya M. Bregasi, Esq. K&L Gates LLP 1601 K Street, N.W. Washington, D.C. 20006-1600
(Name and address of agents for service)

Registrant’s telephone number, including area code:		(312) 646-3600

Date of fiscal year end:	09/30/19

Date of reporting period:	09/30/19

Item 1. Reports to Shareholders.

OAKMARK FUNDS

ANNUAL REPORT | SEPTEMBER 30, 2019

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Oakmark Funds

2019 Annual Report

TABLE OF CONTENTS

President's Letter	1
Fund Expenses	2
Commentary on Oakmark and Oakmark Select Funds	3
Oakmark Fund
Summary Information	6
Portfolio Manager Commentary	7
Schedule of Investments	8
Oakmark Select Fund
Summary Information	12
Portfolio Manager Commentary	13
Schedule of Investments	14
Oakmark Equity and Income Fund
Summary Information	16
Portfolio Manager Commentary	17
Schedule of Investments	19
Oakmark Global Fund
Summary Information	26
Portfolio Manager Commentary	27
Schedule of Investments	29
Oakmark Global Select Fund
Summary Information	32
Portfolio Manager Commentary	33
Schedule of Investments	35
Oakmark International Fund
Summary Information	38
Portfolio Manager Commentary	39
Schedule of Investments	41
Oakmark International Small Cap Fund
Summary Information	46
Portfolio Manager Commentary	47
Schedule of Investments	49
Financial Statements
Statements of Assets and Liabilities	52
Statements of Operations	54
Statements of Changes in Net Assets	56
Notes to Financial Statements	69
Financial Highlights	78
Report of Independent Registered Public Accounting Firm	86
Federal Tax Information	87
Disclosures and Endnotes	87
Trustees and Officers	90

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Oakmark Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on Oakmark.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the Funds, by calling 1-800-OAKMARK (625-6275) or visiting Oakmark.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you hold your shares directly with the Funds, you can call 1-800-OAKMARK (625-6275) to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds you hold directly or all Funds you hold through your financial intermediary, as applicable.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

President's Letter

Kristi L. Rowsell
President of the Oakmark Funds
President of Harris Associates L.P.

Dear Fellow Shareholders,

We are pleased to present our annual report for the year ended September 30, 2019. The fiscal year was challenging for the Funds, especially due to the market downturn in the fourth quarter of 2018. Since then, however, the absolute returns of the Funds have improved along with, our relative performance versus their benchmarks. We believe, our portfolios are trading at significant discounts to our estimate of intrinsic value and we continue to find this a compelling reason to own each of the Oakmark Funds. In fact, many Harris Associates' employees have added substantially to their Fund holdings.

Each year, we disclose to shareholders the amount of shares in the Oakmark Funds that are owned by personnel at Harris Associates. We believe that investing along with our shareholders underscores our commitment to stewardship and reflects that our interests are aligned with theirs. Our long-term investors know that one of the attributes we look for when evaluating companies in which we invest is managements who personally own a high level of company shares. We believe that this evidences the authenticity of management's belief in the promising future of their companies.

We are pleased to report that the employees of Harris Associates, the Funds' officers, its trustees and their families have invested more than $500 million in shares of the Oakmark Funds as of September 30, 2019. This level of investment exemplifies our personal conviction in Harris' investment philosophy and our commitment to managing your Fund with integrity.

We thank you for your continued support of the Oakmark Funds.

Oakmark.com 1

Fund Expenses (Unaudited)

A shareholder of each Fund incurs ongoing costs, including investment advisory fees, transfer agent fees and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The following table provides information about actual account values and actual Fund expenses as well as hypothetical account values and hypothetical fund expenses for shares of each Fund.

ACTUAL EXPENSES

The following table shows the expenses a shareholder would have paid on a $1,000 investment in each Fund from April 1, 2019 to September 30, 2019, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at September 30, 2019, by $1,000 and multiplying the result by the number in the "Actual—Expenses Paid During Period" column shown below.

Prior to December 3, 2018, shares of Oakmark International Small Cap Fund, invested for 90 days or less, may have been charged a 2% redemption fee upon redemption.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or actual expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the "Hypothetical—Expenses Paid During Period" column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, the total costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Ending Account Value (09/30/19)	Expenses Paid During Period*	Annualized Expense Ratio
Oakmark Fund
Investor Class	$1,000.00	$1,010.90	$4.28	$1,020.81	$4.31	0.85%
Advisor Class	$1,000.00	$1,011.20	$3.98	$1,021.11	$4.00	0.79%
Institutional Class	$1,000.00	$1,011.70	$3.48	$1,021.61	$3.50	0.69%
Service Class	$1,000.00	$1,009.60	$5.54	$1,019.55	$5.57	1.10%
Oakmark Select Fund
Investor Class	$1,000.00	$1,009.50	$4.84	$1,020.26	$4.86	0.96%
Advisor Class	$1,000.00	$1,010.00	$4.28	$1,020.81	$4.31	0.85%
Institutional Class	$1,000.00	$1,010.30	$4.03	$1,021.06	$4.05	0.80%
Service Class	$1,000.00	$1,008.90	$5.54	$1,019.55	$5.57	1.10%
Oakmark Equity and Income Fund
Investor Class	$1,000.00	$1,036.30	$3.98	$1,021.16	$3.95	0.78%
Advisor Class	$1,000.00	$1,036.20	$3.52	$1,021.61	$3.50	0.69%
Institutional Class	$1,000.00	$1,036.90	$3.17	$1,021.96	$3.14	0.62%
Service Class	$1,000.00	$1,035.10	$5.00	$1,020.16	$4.96	0.98%
Oakmark Global Fund
Investor Class	$1,000.00	$1,039.30	$5.73	$1,019.45	$5.67	1.12%
Advisor Class	$1,000.00	$1,039.70	$5.01	$1,020.16	$4.96	0.98%
Institutional Class	$1,000.00	$1,040.00	$4.96	$1,020.21	$4.91	0.97%
Service Class	$1,000.00	$1,038.10	$6.80	$1,018.40	$6.73	1.33%
Oakmark Global Select Fund
Investor Class	$1,000.00	$1,030.70	$5.75	$1,019.40	$5.72	1.13%
Advisor Class	$1,000.00	$1,030.70	$5.50	$1,019.65	$5.47	1.08%
Institutional Class	$1,000.00	$1,031.30	$5.09	$1,020.05	$5.06	1.00%
Oakmark International Fund
Investor Class	$1,000.00	$1,025.50	$4.67	$1,020.46	$4.66	0.92%
Advisor Class	$1,000.00	$1,025.60	$4.62	$1,020.51	$4.61	0.91%
Institutional Class	$1,000.00	$1,026.50	$4.06	$1,021.06	$4.05	0.80%
Service Class	$1,000.00	$1,024.00	$5.99	$1,019.15	$5.97	1.18%
Oakmark International Small Cap Fund
Investor Class	$1,000.00	$1,037.60	$6.33	$1,018.85	$6.28	1.24%
Advisor Class	$1,000.00	$1,039.00	$5.52	$1,019.65	$5.47	1.08%
Institutional Class	$1,000.00	$1,038.40	$6.13	$1,019.05	$6.07	1.20%
Service Class	$1,000.00	$1,036.40	$7.76	$1,017.45	$7.69	1.52%

*  Expenses are calculated using the Annualized Expense Ratio, multiplied by the average account value over the period, multiplied by 183 and divided by 365 (to reflect one-half year period)

2 OAKMARK FUNDS

Oakmark and Oakmark Select Funds  September 30, 2019

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com
oakwx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

During the quarter, Win Murray (U.S. director of research and Oakmark Select co-manager) and I had the privilege of answering questions submitted by readers of GuruFocus.com. What follows is an excerpt that focuses on investment philosophy and process. The entire Q&A, including our thoughts on specific companies and industries, appears on the GuruFocus website. You can read Part I and Part II here: https://www.oakmark.com/ News/GuruFocus-QA-with-Bill-Nygren-and-Win-Murray.htm.

How do you control your emotions when dealing with a position at a loss, where you know that it is still undervalued?

Bill Nygren: First, you say "where you know that it is still undervalued." I think it's important to state that we never have enough certainty to say we know a stock is undervalued. We may believe it is undervalued, but it is extremely important to keep an open mind to new information that could prove the thesis incorrect. As a value investor, discipline and patience are prerequisites for success. However, taking them too far and becoming stubborn can be a fatal flaw. A great way to prevent becoming stubborn is to always search for non-confirming information.

I think the best way to keep emotions under control is to remain focused on business fundamentals rather than stock price. When we buy a stock, we establish a roadmap for how we expect the business fundamentals to progress. If the fundamentals are meeting our expectations but the stock has declined, we often use that as an opportunity to add to our position. On the other hand, if the fundamentals aren't aligning with our expectations, we will usually consider our thesis broken and move on, regardless of how cheap the stock may look relative to our original expectations.

How do you analyze the management of companies?

Win Murray: Individual investors shouldn't despair that they don't have the opportunity to meet with management teams. Most of our analysis of company managements comes from doing a deep dive into their track records, in both operations (how they have grown sales and controlled costs historically) and capital allocation (how they have spent their discretionary cash flows and what their acquisition/divestiture scorecard looks like). If we see that a company issued relatively cheap stock to make a large, expensive acquisition, we can frequently close the book right there and move on.

We do try to meet with management teams before making investments. We have to be careful, though, because it's easy to be impressed by a CEO. They tend to be charismatic, confident, well-spoken and with such deep knowledge of their companies that they can "wow" you with answers to any fact-based questions you may have.

This is why, when we meet with management teams, we try to ask questions that give us some sense for how the executives would think in different situations rather than discuss what's happening with their business units or the marketplace today. Bad questions would be, "What are you currently seeing in your European end markets?" or "So what do you expect the government to do on tariffs?" Good questions would be, "What part of your current capital spending plan do you believe will lead to the highest returns, and why aren't you spending twice as much on it?" or "What skill sets would you like to see added to your board of directors to help you best run the company?" We want to try to put executives into positions where we can see them thinking about different scenarios rather than giving the same standard answers.

It's also always important to check the proxy statements to see how the executives are being paid. We don't want to see people getting compensated for sales growth or profit growth. We look for metrics with "denominators," like sales per share, earnings per share, return on invested capital, etc. We always want to make sure that the costs of growth are being properly captured.

What's a go-to resource for you for investment ideas and inspiration, beyond typical business publications and websites?

Nygren: Some investors suffer from a "not invented here" syndrome, which can cause them to look negatively at any idea that originated outside their own organization. One of the things I believe we do well at Oakmark is realizing we haven't cornered the market on good investment thinking. We all read about what our competitors are doing with an eye toward using some of their best ideas.

I like reading books about successful investors, especially those who use a different style than we do. I admire Warren Buffett and would say if you are going to read about only one investor, pick him. But rather than reading a seventh book about Buffett and maybe learning something new about his diet, read about great growth investors or commodity traders. The genesis of our work rigorously tracking how company fundamentals have deviated from our expectations came more from commodity traders than from other value investors.

We also read the quarterly reports from other funds that invest similarly to Oakmark. When a firm we respect takes a new position in a stock we don't own, we like to research the idea and at least understand why we don't agree with them. If we can't find a reason to disagree, we are humble enough to admit that other investors can sometimes find good ideas before we do.

See accompanying Disclosures and Endnotes on page 87.

Oakmark.com 3

Oakmark and Oakmark Select Funds  September 30, 2019

Portfolio Manager Commentary (continued)

How do you value businesses? Are asset-based or earnings-based valuations more useful?

Murray: A business is worth the sum of its future cash flows, discounted to today. Mathematically, that's the only truly accurate way to value a company. At Oakmark, we estimate a business's pre-tax, pre-interest cash flows (assuming a normal margin), apply an estimated tax rate, capital required for growth, and a projected capital structure, then estimate an intermediate growth rate. These factors, combined with an appropriate discount rate, tell us what multiple of cash flows the business likely deserves.

You mention two other valuation metrics: earnings based and asset based. Both have utility as shortcuts to a discounted cash flow model, although cash flows ultimately determine value. If the company's earnings are approximately equal to their after-tax cash flows, then an earnings-based valuation model will likely be an accurate tool for determining the business's value. This is not uncommon in a lot of mature industries that aren't too research and development or amortization heavy and, therefore, is pretty widely used by investors.

Asset-based valuations are especially useful in very cyclical industries during time periods when current cash flows are far lower (or higher) than a company's "normal" long-term cash flows. Take, for example, a deep-water drilling company. The company owns dozens of deep-water drillships, each worth hundreds of millions of dollars. When oil was more than $100 a barrel, these ships were contracted at exceptionally high rates, producing amazing cash returns on the original asset prices. However, when the oil price collapsed, many of these ships were left idle, producing no cash flows at all (and, in fact, requiring maintenance cash flows to keep shipshape for the future). A reasonable valuation methodology here would be to determine the replacement value of these assets if someone were to try to build the same fleet (adjusted for deprecation) and use this as a basis for valuing the company long term. You have to be careful when doing this, though, because ultimately all that matters are the cash flows. If, for example, circumstances in the industry have changed such that it would be impossible to get a good long-term return on a newly built drillship, then an asset value model would overstate the company's value.

What do you know about investing now, that you wish you knew when you started?

Murray: When I started in this industry at age 26 after business school (and a full seven years before I joined Oakmark), I was given a sector to analyze (basic materials) and was essentially told to pick stocks that would go up. The idea that Consolidated Papers, for instance, was "worth" twice the current quote to a strategic buyer was irrelevant if the coated paper cycle was turning down because analysts were judged purely on how their stocks performed over short periods of time, typically one year.

I was being trained not how to value businesses, but instead to try to understand what news flow would likely occur over the next few quarters and then figure out what other market participants were thinking to determine whether it was already priced in or not. This is a perfectly interesting job, but it's most definitely not how to make money in this field over many decades. Pretty much every investor you've ever heard of with a 25-plus year track record has made their money the exact same way: buying companies at a big discount to what they're worth (usually when they're terribly out of favor) and holding them until the cash flows eventually drive the companies' prices to fair value.

Luckily, I was taken under the wing of an old-school value investor who helped show me what investing really is. By the time I joined the Oakmark team, I was well versed in the philosophy. But as director of research, I still see countless candidates who believe that "investing" involves picking stocks that "work," as opposed to buying companies at a big discount to the present value of their future cash flows.

I remember interviewing a very intelligent analyst candidate in late 2012. He worked at a well-known but struggling hedge fund and was in charge of analyzing the transportation sector for them. We were discussing FedEx, a $90 stock at the time, and an Oakmark holding. The analyst had done a lot of work to determine the company was probably worth $160 per share, yet his firm didn't own it. I was surprised he saw that much upside yet held no position. He explained that trans-Pacific trade figures hadn't shown any sign of turning and he couldn't recommend any stock without a catalyst lest he subject himself to significant career risk at his shop. A year later, catalyst-free FedEx was $40 higher and a year after that it had doubled.

As a young investor, I never realized how much of the week-to-week stock market movements come from "investors" who are chasing psychology and news flow. It flies in the face of the efficient market theory, but so many "investment" firms have created incentives for their analysts based on 12-month stock performance that it's believable to see occur. Luckily for us, I don't see this industry model changing anytime soon, so market inefficiencies should continue to exist even in the largest cap companies.

Nygren: I think the most common tendency of young investment professionals is to rely almost entirely on quantitative skills and ignore qualitative positives or negatives of businesses and their managers. I was no exception. It is really just natural because fresh graduates have better quantitative skills than their bosses. And if you've got the biggest hammer, you want everything to look like a nail. But I can't think of one investment we've made at Oakmark where we developed an advantage over other investors by "outmodeling" them.

With experience comes an appreciation for the qualitatives that are hard to incorporate in a model. Our most successful stocks typically include a differentiated point of view on the quality of management or the quality of the business. As a young analyst, I always started by looking for really cheap stocks, and after concluding they were indeed underpriced, I then tried to convince myself that neither the businesses nor managements were bad enough to offset the statistical cheapness. Having completed all the valuation work before even meeting the management, you can guess how strongly biased I was to conclude that they were at least acceptable!

Today, I encourage our analysts to reverse that process: Find businesses and managements they'd be excited to own and then do the work to see if the valuation is attractive. If it isn't attractive now, monitor the stock price so you are prepared to act when it is more attractive. It is really amazing to see over the course of our holding period, typically five to seven years, how much value a great management can add that never was incorporated in our model, and conversely, how much value a bad management can destroy.

See accompanying Disclosures and Endnotes on page 87.

4 OAKMARK FUNDS

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Oakmark.com 5

Oakmark Fund  September 30, 2019

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/19)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Investor Class)	-2.06%	-5.68%	9.30%	7.27%	12.08%	12.17%	08/05/91
S&P 500 Index	1.70%	4.25%	13.39%	10.84%	13.24%	9.76%
Dow Jones Industrial Average[2]	1.83%	4.21%	16.44%	12.28%	13.56%	10.72%
Lipper Large-Cap Value Fund Index[3]	1.16%	2.39%	10.31%	7.85%	10.84%	8.78%
Oakmark Fund (Advisor Class)	-2.05%	-5.59%	N/A	N/A	N/A	7.55%	11/30/16
Oakmark Fund (Institutional Class)	-2.02%	-5.51%	N/A	N/A	N/A	7.60%	11/30/16
Oakmark Fund (Service Class)	-2.11%	-5.93%	9.00%	6.96%	11.74%	7.77%	04/05/01

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Alphabet, Inc., Class C	3.8
Citigroup, Inc.	3.6
Ally Financial, Inc.	3.3
Bank of America Corp.	3.3
Capital One Financial Corp.	3.2
Netflix, Inc.	2.7
Charter Communications, Inc., Class A	2.6
TE Connectivity, Ltd.	2.6
Comcast Corp., Class A	2.6
American International Group, Inc.	2.5
FUND STATISTICS
Ticker*	OAKMX
Number of Equity Holdings	52
Net Assets	$16.2 billion
Weighted Average Market Cap	$138.5 billion
Median Market Cap	$41.8 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	0.89%
Gross Expense Ratio - Investor Class (as of 09/30/19)*	0.92%
Net Expense Ratio - Investor Class (as of 09/30/19)*†	0.88%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Financials	29.2
Communication Services	13.9
Consumer Discretionary	13.8
Information Technology	13.5
Industrials	10.1
Health Care	6.8
Energy	5.7
Consumer Staples	2.1
Short-Term Investments and Other	4.9

See accompanying Disclosures and Endnotes on page 87.

6 OAKMARK FUNDS

Oakmark Fund  September 30, 2019

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund decreased 2.1% during the third quarter, which compares to a 1.7% gain for the S&P 5001. For the fiscal year ending September 30, the Oakmark Fund decreased 5.7%, lagging behind a 4.3% gain for the S&P 500. As large shareholders of the Fund, we are never pleased with short-term underperformance, but because of it, the portfolio is now selling for an atypically large discount to our estimate of intrinsic value. We are confident that our disciplined investment process has allowed us to identify businesses with attractive risk-adjusted return potential and that the gap between stock price and intrinsic value should close over time.

Our highest contributing securities for the fiscal year were Ally Financial and Comcast and our largest individual detractors were DXC Technology and Qurate. For the past quarter, our best individual contributors were Alphabet and CVS Health and our largest detractors were Netflix and DXC Technology. Netflix's share price declined during the quarter on the heels of weaker than expected subscriber growth along with fears that rival streaming services will reduce the company's growth prospects. Our view is that the company's weaker subscriber growth was not that surprising following its largest ever subscription price increase, and we are comforted that the variance in subscriber growth was in line with historical precedents. In addition, the global media market is vast and Netflix only captures ~10% of TV viewership in the U.S. We believe there is plenty of room for Netflix and other streaming services to co-exist.

During the quarter, we initiated a new position in Humana (see below) and we eliminated positions in Baxter International and News Corp Cl A. We first bought Baxter in the fourth quarter of 2016 with the belief that new CEO Joe Almeida could increase the company's margins substantially. Since then, margins have increased from 11% to over 18%, and the share price has doubled. With this strong performance, the stock no longer sells at a meaningful discount to our estimate of intrinsic value, so we sold our holdings. In terms of News Corp, we continue to believe that the company's highly valuable businesses are not being properly recognized by the market, but we have lost confidence in the company's management team and its ability to close the value gap. We also underestimated how challenging the transition from print to digital would be for several of the company's global publications whose value growth has fallen short of our expectations. Therefore, we elected to redeploy our assets to purchase other stocks that we believe are undervalued, run by better management teams and offer stronger growth prospects.

Humana Inc. (HUM-$255.67)

Humana is a leader and near pure-play in the fastest growing sector of managed care, Medicare Advantage. Each year, more seniors choose Medicare Advantage over traditional Medicare due to the compelling combination of lower costs and expanded benefits. Humana's scale advantages and focus on senior care allow the company to make targeted investments in its members' health, resulting in fewer unnecessary hospitalizations and lower chronic care costs. Much of these savings are then reinvested in the health plan, resulting in a continuously improving customer value proposition. The company's brand also resonates well in the marketplace and has helped drive double-digit annual membership growth over the past decade—well above the rest of the industry. Further, we believe Humana has a long runway ahead as it benefits from an aging population and continued conversion of the more than 60% of seniors who are still enrolled in traditional Medicare. Yet Humana's shares are currently trading at a discount to the S&P 500 earnings multiple, which we believe doesn't give the company enough credit for its durable competitive advantages and strong secular growth outlook.

See accompanying Disclosures and Endnotes on page 87.

Oakmark.com 7

Oakmark Fund  September 30, 2019

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.1%
FINANCIALS - 29.2%
DIVERSIFIED FINANCIALS - 17.7%
Ally Financial, Inc.	16,305	$540,674
Capital One Financial Corp.	5,643	513,382
The Charles Schwab Corp.	9,400	393,202
State Street Corp.	6,100	361,059
The Bank of New York Mellon Corp.	6,920	312,836
Moody's Corp.	1,506	308,570
The Goldman Sachs Group, Inc.	1,105	228,989
S&P Global, Inc.	862	211,095
		2,869,807
BANKS - 9.1%
Citigroup, Inc.	8,490	586,489
Bank of America Corp.	18,200	530,894
Wells Fargo & Co.	7,110	358,629
		1,476,012
INSURANCE - 2.4%
American International Group, Inc.	7,155	398,551
		4,744,370
COMMUNICATION SERVICES - 13.9%
MEDIA & ENTERTAINMENT - 13.9%
Alphabet, Inc., Class C (a)	507	618,345
Netflix, Inc. (a) (b)	1,624	434,615
Charter Communications, Inc., Class A (a)	1,040	428,605
Comcast Corp., Class A	9,188	414,213
Facebook, Inc., Class A (a)	1,973	351,405
		2,247,183
CONSUMER DISCRETIONARY - 13.8%
AUTOMOBILES & COMPONENTS - 5.9%
General Motors Co.	9,450	354,186
Fiat Chrysler Automobiles N.V.	27,160	351,723
Aptiv PLC	2,200	192,324
Delphi Technologies PLC	3,733	50,026
		948,259
RETAILING - 4.7%
Booking Holdings, Inc. (a)	195	382,709
eBay, Inc.	6,500	253,370
Qurate Retail, Inc., Class A (a)	12,670	130,695
		766,774
CONSUMER SERVICES - 3.2%
MGM Resorts International	9,400	260,568
Hilton Worldwide Holdings, Inc.	2,779	258,762
		519,330
		2,234,363
	Shares	Value
INFORMATION TECHNOLOGY - 13.5%
SOFTWARE & SERVICES - 5.8%
Gartner, Inc. (a)	1,800	$257,382
Mastercard Inc., Class A	760	206,393
Visa, Inc., Class A	1,100	189,211
Automatic Data Processing, Inc.	1,090	175,948
DXC Technology Co.	3,900	115,050
		943,984
TECHNOLOGY HARDWARE & EQUIPMENT - 4.6%
TE Connectivity, Ltd.	4,486	417,972
Apple, Inc.	1,437	321,845
		739,817
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1%
Intel Corp.	6,055	312,014
Texas Instruments, Inc.	1,540	199,030
		511,044
		2,194,845
INDUSTRIALS - 10.1%
CAPITAL GOODS - 7.7%
Parker-Hannifin Corp.	2,114	381,748
General Electric Co.	41,460	370,653
Cummins, Inc.	1,720	279,792
Caterpillar, Inc.	1,750	221,043
		1,253,236
TRANSPORTATION - 2.4%
American Airlines Group, Inc.	8,274	223,147
FedEx Corp.	1,130	164,494
		387,641
		1,640,877
HEALTH CARE - 6.8%
HEALTH CARE EQUIPMENT & SERVICES - 4.5%
CVS Health Corp.	5,894	371,733
HCA Healthcare, Inc.	1,494	179,943
Humana, Inc.	700	178,969
		730,645
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.3%
Regeneron Pharmaceuticals, Inc. (a)	1,332	369,440
		1,100,085
ENERGY - 5.7%
Apache Corp.	10,640	272,379
Diamondback Energy, Inc.	1,800	161,838
Concho Resources, Inc.	2,290	155,491
EOG Resources, Inc.	2,000	148,440
Halliburton Co.	5,800	109,330
Chesapeake Energy Corp. (a)	59,933	84,505
		931,983

See accompanying Notes to Financial Statements.

8 OAKMARK FUNDS

Oakmark Fund  September 30, 2019

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.1% (continued)
CONSUMER STAPLES - 2.1%
FOOD, BEVERAGE & TOBACCO - 2.1%
Constellation Brands, Inc., Class A	1,650	$342,012
TOTAL COMMON STOCKS - 95.1% (COST $10,299,079)		15,435,718
	Par Value	Value
SHORT-TERM INVESTMENTS - 4.8%
GOVERNMENT AND AGENCY SECURITIES - 4.5%
Federal National Mortgage Association, 1.71%, due 10/01/19 (c)	$700,000	700,000
Federal Home Loan Bank, 1.51%, due 10/01/19 (c)	30,000	30,000
Total Government and Agency Securities - 4.5% (Cost $730,000)		730,000
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp. Repurchase Agreement, 1.10% dated 09/30/19 due 10/01/19, repurchase price $42,881, collateralized by a United States Treasury Note, 2.250% due 03/31/21, value plus accrued interest of $43,739 (Cost: $42,879)	42,879	42,879
TOTAL SHORT-TERM INVESTMENTS - 4.8% (COST $772,879)		772,879
TOTAL INVESTMENTS - 99.9% (COST $11,071,958)		16,208,597
Foreign Currencies (Cost $0) - 0.0% (d)		0 (e)
Other Assets In Excess of Liabilities - 0.1%		22,312
TOTAL NET ASSETS - 100.0%		$16,230,909

(a)  Non-income producing security

(b)  All or a portion of this investment is held in connection with one or more options within the Fund.

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(d)  Amount rounds to less than 0.1%.

(e)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 9

Oakmark Fund  September 30, 2019

Schedule of Investments (in thousands) (continued)

WRITTEN OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Gain/(Loss)
PUTS
Netflix, Inc.	$250.00	12/20/19	(3,248)	$(86,923)	$(4,239)	$(5,768)	$1,529
				$(86,923)	$(4,239)	$(5,768)	$1,529

See accompanying Notes to Financial Statements.

10 OAKMARK FUNDS

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Oakmark.com 11

Oakmark Select Fund  September 30, 2019

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/2019)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Investor Class)	-3.42%	-10.34%	3.18%	2.74%	10.19%	11.17%	11/01/96
S&P 500 Index	1.70%	4.25%	13.39%	10.84%	13.24%	8.53%
Lipper Multi-Cap Value Fund Index[5]	0.37%	-0.42%	7.58%	6.04%	9.86%	7.34%
Oakmark Select Fund (Advisor Class)	-3.40%	-10.24%	N/A	N/A	N/A	0.92%	11/30/16
Oakmark Select Fund (Institutional Class)	-3.37%	-10.18%	N/A	N/A	N/A	0.96%	11/30/16
Oakmark Select Fund (Service Class)	-3.42%	-10.55%	2.93%	2.45%	9.86%	7.97%	12/31/99

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Alphabet, Inc., Class C	10.7
CBRE Group, Inc., Class A	8.9
Ally Financial, Inc.	7.8
Citigroup, Inc.	7.3
Bank of America Corp.	5.0
American International Group, Inc.	5.0
Fiat Chrysler Automobiles N.V.	4.7
Charter Communications, Inc., Class A	4.7
TE Connectivity, Ltd.	4.7
Capital One Financial Corp.	4.7
FUND STATISTICS
Ticker*	OAKLX
Number of Equity Holdings	21
Net Assets	$4.5 billion
Weighted Average Market Cap	$150.1 billion
Median Market Cap	$30.5 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.04%
Gross Expense Ratio - Investor Class (as of 09/30/19)*	1.08%
Net Expense Ratio - Investor Class (as of 09/30/19)*†	1.00%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Financials	29.8
Communication Services	18.8
Consumer Discretionary	15.6
Real Estate	8.9
Industrials	7.1
Information Technology	5.7
Energy	5.6
Health Care	3.9
Short-Term Investments and Other	4.6

See accompanying Disclosures and Endnotes on page 87.

12 OAKMARK FUNDS

Oakmark Select Fund  September 30, 2019

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund was down 3.4% for the quarter, trailing the S&P 500 Index's1 1.7% return. For the fiscal year ending September 30, 2019, the Oakmark Select Fund decreased by 10.3%, compared to a 4.3% gain for the S&P 500 Index. As shareholders of the Fund and as stewards of your capital, we remain frustrated by how much our portfolio and the value style have recently underperformed the S&P. However, we are encouraged that the Fund owns a portfolio of securities that trades at a substantial discount to our estimate of its intrinsic value. We expect that when "value" starts to matter more to market participants, the Oakmark Select Fund should strongly benefit.

We saw evidence that gave us confidence in this belief as a result of the market's performance from August 28 to September 16. During this period, market leadership abruptly shifted from "momentum" to "value." The Russell 1000 Value6 index increased 6.9%, while the S&P 500 index rose by just 4.6% over the same period. The Oakmark Select Fund, meanwhile, rose by 9.5% during those same 14 trading days.

We've written many times over the past few years about how traditional GAAP-based value metrics, such as P/E7 and price-to-book8 ratios, fail to properly capture the underlying value of companies that have substantial R&D budgets, high cash balances, and non-earning assets. Some investors have questioned whether we at Oakmark have fallen prey to "style drift" and have moved away from "classic" value investing. To the contrary, as the Fund's performance during this quarter's brief value renaissance demonstrates, we continue to use the same investment process and philosophy that have generated strong Fund performance over longer time frames. We buy businesses at large discounts to what we believe they are worth, regardless of whether GAAP metrics properly present a company's true value.

The most significant contributors to performance during the quarter were Alphabet (+13%) and Ally Financial (+8%). For the full fiscal year, the most significant performers were Ally (+28%) and CBRE (+20%). The most significant detractors during the quarter were Concho Resources (–31%) and Netflix (–27%). For the full fiscal year, the largest detractors were Weatherford (–98%) and Apache (–52%). With the exception of Weatherford, which was sold out of the portfolio last quarter, all of these companies remain holdings in the Fund, and all continue to sell at a significant discount to our estimates of their intrinsic value.

Thank you, our fellow shareholders, for your continued investment in our Fund.

See accompanying Disclosures and Endnotes on page 87.

Oakmark.com 13

Oakmark Select Fund  September 30, 2019

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.4%
FINANCIALS - 29.8%
DIVERSIFIED FINANCIALS - 12.5%
Ally Financial, Inc.	10,530	$349,175
Capital One Financial Corp.	2,285	207,880
		557,055
BANKS - 12.3%
Citigroup, Inc.	4,712	325,505
Bank of America Corp.	7,701	224,626
		550,131
INSURANCE - 5.0%
American International Group, Inc.	3,995	222,533
		1,329,719
COMMUNICATION SERVICES - 18.8%
MEDIA & ENTERTAINMENT - 18.8%
Alphabet, Inc., Class C (a)	391	476,202
Charter Communications, Inc., Class A (a)	509	209,769
Netflix, Inc. (a) (b)	576	154,203
		840,174
CONSUMER DISCRETIONARY - 15.6%
AUTOMOBILES & COMPONENTS - 7.9%
Fiat Chrysler Automobiles N.V.	16,334	211,527
Lear Corp.	1,200	141,480
		353,007
CONSUMER SERVICES - 5.7%
MGM Resorts International	5,147	142,675
Hilton Worldwide Holdings, Inc.	1,166	108,610
		251,285
RETAILING - 2.0%
Qurate Retail, Inc., Class A (a)	8,689	89,629
		693,921
REAL ESTATE - 8.9%
CBRE Group, Inc., Class A (a)	7,448	394,792
INDUSTRIALS - 7.1%
CAPITAL GOODS - 3.9%
General Electric Co.	19,640	175,581
TRANSPORTATION - 3.2%
American Airlines Group, Inc.	5,239	141,304
		316,885
INFORMATION TECHNOLOGY - 5.7%
TECHNOLOGY HARDWARE & EQUIPMENT - 4.7%
TE Connectivity, Ltd.	2,248	209,463
SOFTWARE & SERVICES - 1.0%
Mastercard Inc., Class A	165	44,809
		254,272
	Shares	Value
ENERGY - 5.6%
Apache Corp.	5,300	$135,680
Concho Resources, Inc.	1,710	116,109
		251,789
HEALTH CARE - 3.9%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.9%
Regeneron Pharmaceuticals, Inc. (a)	620	171,988
TOTAL COMMON STOCKS - 95.4% (COST $2,776,715)		4,253,540
	Par Value	Value
SHORT-TERM INVESTMENTS - 4.5%
GOVERNMENT AND AGENCY SECURITIES - 3.8%
Federal National Mortgage Association, 1.71%, due 10/01/19 (c) (Cost $170,000)	$170,000	170,000
Total Government and Agency Securities (Cost $170,000)		170,000
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp. Repurchase Agreement, 1.10% dated 09/30/19 due 10/01/19, repurchase price $32,534, collateralized by United States Treasury Notes, 2.500% - 2.750% due 03/31/23 - 04/30/23, aggregate value plus accrued interest of $33,188 (Cost: $32,534)	32,534	32,534
TOTAL SHORT-TERM INVESTMENTS - 4.5% (COST $202,534)		202,534
TOTAL INVESTMENTS - 99.9% (COST $2,979,249)		4,456,074
Other Assets In Excess of Liabilities - 0.1%		4,737
TOTAL NET ASSETS - 100.0%		$4,460,811

(a)  Non-income producing security

(b)  All or a portion of this investment is held in connection with one or more options within the Fund.

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

See accompanying Notes to Financial Statements.

14 OAKMARK FUNDS

Oakmark Select Fund  September 30, 2019

Schedule of Investments (in thousands) (continued)

WRITTEN OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Gain/(Loss)
PUTS
Netflix, Inc.	$250.00	12/20/19	(1,152)	$(30,830)	$(1,503)	$(2,046)	$543
				$(30,830)	$(1,503)	$(2,046)	$543

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands). The industry for the below affiliate can be found in the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2018	Value September 30, 2019	Percent of Net Assets
Adient PLC (a)	0	$0	$92,177	$(140,972)	$20,875	$1,485	$212,274	$0	0%
Weatherford International PLC (a)	0	36,850	41,183	(205,735)	33,809	0	182,601	0	0%
TOTAL	0	$36,850	$133,360	$(346,707)	$54,684	$1,485	$394,875	$0	0%

(a)  Position in company liquidated during year ended September 30, 2019.

See accompanying Notes to Financial Statements.

Oakmark.com 15

Oakmark Equity and Income Fund  September 30, 2019

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/19)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Investor Class)	0.17%	2.29%	7.48%	5.37%	7.65%	9.74%	11/01/95
Lipper Balanced Fund Index	1.28%	4.94%	7.56%	6.18%	7.97%	6.86%
S&P 500 Index	1.70%	4.25%	13.39%	10.84%	13.24%	9.10%
Barclays U.S. Govt./Credit Index	2.64%	11.32%	3.16%	3.61%	3.94%	5.24%
Oakmark Equity and Income Fund (Advisor Class)	0.17%	2.41%	N/A	N/A	N/A	6.81%	11/30/16
Oakmark Equity and Income Fund (Institutional Class)	0.20%	2.49%	N/A	N/A	N/A	6.86%	11/30/16
Oakmark Equity and Income Fund (Service Class)	0.13%	2.05%	7.19%	5.07%	7.32%	8.11%	07/12/00

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Bank of America Corp.	5.0
General Motors Co.	5.0
TE Connectivity, Ltd.	4.4
Mastercard Inc., Class A	3.3
Nestlé SA	2.9
Alphabet, Inc., Class C	2.8
CVS Health Corp.	2.6
Citigroup, Inc.	2.5
Philip Morris International, Inc.	2.3
Charter Communications, Inc., Class A	2.0
FUND STATISTICS
Ticker*	OAKBX
Number of Equity Holdings	43
Net Assets	$11.8 billion
Weighted Average Market Cap	$138.0 billion
Median Market Cap	$29.0 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	0.88%
Gross Expense Ratio - Investor Class (as of 09/30/19)*	0.91%
Net Expense Ratio - Investor Class (as of 09/30/19)*†	0.81%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	11.6
Consumer Discretionary	11.2
Information Technology	9.3
Consumer Staples	7.4
Health Care	6.4
Communication Services	5.6
Industrials	4.3
Energy	2.2
Real Estate	1.4
Materials	0.9
Total Equity Investments	60.3
Preferred Stocks	0.1
Fixed Income Investments
Corporate Bonds	18.9
Government and Agency Securities	12.1
Convertible Bonds	0.1
Total Fixed Income Investments	31.1
Short-Term Investments and Other	8.5

See accompanying Disclosures and Endnotes on page 87.

16 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2019

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

Plumbing Problems?

As part of our management process, we maintain a certain level of short-term reserves—or what we call "frictional cash"—to handle security purchases and/or investor redemptions. On each business day, our fund accounting group informs our team of fixed income traders how much frictional cash is available for very short-term investments. Our traders scan the short-term investment market to identify attractive opportunities and then transact to ensure that all of the Fund's cash is working. We typically use this frictional cash to invest in top-rated commercial paper issuers, overnight discount notes with federal agencies and repurchase agreements with our custodial banks.

These overnight repurchase agreements—referred to as the "repo" market for short—are central to the financial industry's daily cash management. Banks, hedge funds and other institutions that carry inventories of fixed income investments often fund their business activities via short-term loans, and they use their inventory as collateral. Money market funds are major investors in these short-term loans and other long-only investors, like the Equity and Income Fund, participate as well.

Usually, the rate of interest paid for repurchase agreement loans is similar to the target rate that the Federal Reserve sets for federal funds. On the morning of September 16, however, the repo market interest rate suddenly surged higher to more than twice the level of the previous day. Although the number of trades transacted at abnormal levels was not large, the occurrence unnerved some investors because the last time this happened was in 2007 before the global financial crisis became evident. As Bloomberg financial columnist John Authers wrote, "It's a rule of thumb that if you're even talking about such geeky fare as...overnight repurchase agreements, then something has already gone wrong...It doesn't necessarily follow, however, that we're doomed to stage a full-volume repeat of the financial disasters of 2007-2008. The causes are different."11

We agree that this year's disturbance was more technical than it was a harbinger of serious market distress. In 2007, the problem with the repo market occurred because financial institutions began to distrust the safety of the collateral being offered. Much of that collateral was in the form of mortgage-backed securities that were ostensibly AAA but, in fact, did not deserve that rating. In 2019, we are unaware of collateral safety issues. As well, the banking industry itself has significantly increased its capital ratios over the past 12 years. Instead, the problem seems to have arisen due to a confluence of normal market events that, when taken together, removed reserves from the market. These include massive quarterly corporate tax payments, settlement of the sale of a large new issue Treasury note and the Fed's gradual reduction in the size of its own balance sheet. As these factors persisted, the Fed Funds rate itself hit—and then even exceeded—the Fed's target rate. That definitely caught the Fed's attention because it did not want to be seen to be losing control of short-term rates. The Fed subsequently responded by injecting reserves into the market. Although this response might have been a little late, it was effective in bringing short-term interest rates back into the desired range.

The repo market is sometimes referred to as part of the plumbing inside the financial system. In 2007, the fact that the entire system had become clogged with bad securities became evident in that market first. Although we believe today's conditions are very different (and better), we remain vigilant. All three of your Fund's managers have mine experience—in fact, one of us is a degreed geologist—and we know why miners used to keep canaries in coal mines.

Quarter and Fiscal Year Review

The Equity and Income Fund returned 0.2% in the quarter, which compares to 1.3% for the Lipper Balanced Fund Index9, the Fund's performance benchmark. For the nine months of the calendar year, the Fund returned 12.7%, compared to 13.6% for the Lipper. And, for the 12 months ended September 30 (the Fund's fiscal year), Equity and Income earned 2.3%, which compares to 4.9% for the Lipper Balanced Fund Index. The annualized compound rate of return since inception in 1995 is 9.7%, while the corresponding return to the Lipper Index is 6.9%.

CVS Health, Alphabet, Nestlé, Ally Financial and Mastercard provided the largest contribution to portfolio return in the quarter. The most significant detractors were Lear, BorgWarner, UnitedHealth Group, American Airlines and Diamondback Energy. Lear and BorgWarner are both automobile parts suppliers. Although the U.S. auto market remains solid, in our opinion, China has experienced declining sales and tariffs, threats of more tariffs, and recession angst have depressed automotive equities. Contributors for the calendar year to date were Mastercard, Nestlé, Bank of America, TE Connectivity and General Motors. Foot Locker, Regeneron, National Oilwell Varco, UnitedHealth Group and Glencore were the leading detractors for the nine months. Finally, for the Fund's fiscal year, the largest contributors were Nestlé, General Motors, Mastercard, Ally Financial and Charter Communications. The stocks that detracted most were National Oilwell Varco, CVS Health, UnitedHealth Group, Glencore and Regeneron. The appearance of health care names on the various detractor lists is somewhat unusual and most likely reflects the political environment.

We maintained a steady asset allocation for the Fund. During the quarter, interest rates suddenly began to move higher, which gave us hope for better opportunities in fixed income, but this

See accompanying Disclosures and Endnotes on page 87.

Oakmark.com 17

Oakmark Equity and Income Fund  September 30, 2019

Portfolio Manager Commentary (continued)

proved to be short lived. Since rates have returned to unattractive levels, we have allowed the fixed income duration to attrite. We recognize that with negative interest rates in much of the developed world, it is difficult for U.S. rates to increase meaningfully, but just because U.S. bonds are priced better than foreign bonds does not make them intrinsically attractive. We will continue to maintain a defensive fixed income posture until bonds become more competitive with equities for portfolio space.

Transactions

During the quarter, the Fund added two new positions, Agilent Technologies and Southwest Airlines. Agilent Technologies sells analytical instruments that are primarily used by research scientists and quality control labs. Agilent's portfolio has transformed dramatically since being spun off from Hewlett Packard in 1999 as the company pared back cyclical business lines in semiconductors, electronic measurement and communications. Today, we are left with a pure-play that is focused on life science and diagnostics. The majority of sales now come from recurring sources, such as consumables, software and service, which are more profitable and less volatile than capital equipment orders. Since slimming down, Agilent's management has delivered consistent share gains, robust organic growth and solid margin expansion. We believe the market doesn't fully appreciate the portfolio transformation that has taken place and still perceives the business as cyclical. Agilent trades at a significant discount to its closest peers and historical private market transactions. When fears about slowing industrial production and exposure to China drove Agilent's stock price down significantly, we were able to invest in this above-average business at a reasonable price.

Southwest is the largest and most profitable airline in the U.S. A member of Fortune's list of the "World's Most Admired Companies" every year for a quarter of a century, Southwest has 23% domestic market share and a track record of profitability that spans 46 consecutive years. The company generates above-average operating profit margins, enabled by its low-cost model compared to the network carriers. And its superior brand loyalty among customers stems from its reputation for good service, efficient operations and no nickel-and-diming on fees. The company maintains a strong balance sheet and returns its free cash flow to shareholders through significant share repurchases and dividends. We believe that the consolidation of the airline industry over the past two decades should lead to meaningfully better returns for the industry. The recent turbulence caused by the grounding of the Boeing 737 MAX aircraft, among other short-term issues, enabled us to buy Southwest shares at only a mid-single-digit multiple of normal operating income and at a large discount to our estimate of intrinsic value.

The Fund did not exit any holdings during the quarter.

We thank our shareholders for entrusting their assets to the Fund. We welcome your questions and comments.

See accompanying Disclosures and Endnotes on page 87.

18 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2019

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 60.3%
FINANCIALS - 11.6%
BANKS - 7.5%
Bank of America Corp.	20,209	$589,482
Citigroup, Inc.	4,360	301,168
		890,650
DIVERSIFIED FINANCIALS - 3.1%
Ally Financial, Inc.	7,050	233,781
State Street Corp.	1,388	82,150
TD Ameritrade Holding Corp.	1,201	56,082
		372,013
INSURANCE - 1.0%
American International Group, Inc.	2,077	115,670
		1,378,333
CONSUMER DISCRETIONARY - 11.2%
AUTOMOBILES & COMPONENTS - 8.1%
General Motors Co.	15,637	586,090
BorgWarner, Inc.	5,652	207,301
Lear Corp.	1,433	168,896
		962,287
RETAILING - 2.0%
Foot Locker, Inc.	3,520	151,906
Booking Holdings, Inc. (a)	41	79,564
		231,470
CONSUMER SERVICES - 0.6%
MGM Resorts International	2,351	65,176
CONSUMER DURABLES & APPAREL - 0.5%
Carter's, Inc.	664	60,591
		1,319,524
INFORMATION TECHNOLOGY - 9.3%
SOFTWARE & SERVICES - 4.9%
Mastercard Inc., Class A	1,455	395,243
Oracle Corp.	2,236	123,025
CoreLogic, Inc. (a)	1,293	59,827
		578,095
TECHNOLOGY HARDWARE & EQUIPMENT - 4.4%
TE Connectivity, Ltd.	5,618	523,485
		1,101,580
CONSUMER STAPLES - 7.4%
FOOD, BEVERAGE & TOBACCO - 7.4%
Nestlé SA (b)	3,187	345,481
Philip Morris International, Inc.	3,642	276,560
Diageo PLC (b)	1,319	215,683
Constellation Brands, Inc., Class A	174	35,984
		873,708
	Shares	Value
HEALTH CARE - 6.4%
HEALTH CARE EQUIPMENT & SERVICES - 5.2%
CVS Health Corp.	4,911	$309,759
UnitedHealth Group, Inc.	736	159,847
HCA Healthcare, Inc.	736	88,605
LivaNova PLC (a)	757	55,895
		614,106
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.2%
Agilent Technologies, Inc.	998	76,454
Regeneron Pharmaceuticals, Inc. (a)	219	60,750
		137,204
		751,310
COMMUNICATION SERVICES - 5.6%
MEDIA & ENTERTAINMENT - 5.6%
Alphabet, Inc., Class C (a)	275	334,615
Charter Communications, Inc., Class A (a)	577	237,670
Comcast Corp., Class A	2,120	95,570
		667,855
INDUSTRIALS - 4.3%
CAPITAL GOODS - 3.4%
Arconic, Inc.	5,364	139,470
Johnson Controls International plc	2,519	110,537
Carlisle Cos., Inc.	718	104,527
WESCO International, Inc. (a)	890	42,497
		397,031
TRANSPORTATION - 0.9%
American Airlines Group, Inc.	2,977	80,295
Southwest Airlines Co.	548	29,587
		109,882
		506,913
ENERGY - 2.2%
Diamondback Energy, Inc.	1,092	98,200
National Oilwell Varco, Inc.	3,125	66,247
Apergy Corp. (a)	2,398	64,862
PDC Energy, Inc. (a)	1,082	30,028
		259,337
REAL ESTATE - 1.4%
The Howard Hughes Corp. (a)	735	95,275
Gaming and Leisure Properties, Inc. REIT	1,833	70,079
		165,354
MATERIALS - 0.9%
Glencore PLC	35,440	106,651
TOTAL COMMON STOCKS - 60.3% (COST $4,172,467)		7,130,565

See accompanying Notes to Financial Statements.

Oakmark.com 19

Oakmark Equity and Income Fund  September 30, 2019

Schedule of Investments (in thousands) (continued)

	Shares	Value
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
GMAC Capital Trust I (c), 7.94% (3 mo. USD LIBOR + 5.785%)	498	$13,039
TOTAL PREFERRED STOCKS - 0.1% (COST $13,007)		13,039
	Par Value	Value
FIXED INCOME - 31.1%
CORPORATE BONDS - 18.9%
FINANCIALS - 4.7%
Ally Financial, Inc. 3.75%, due 11/18/19	$23,340	23,361
3.875%, due 05/21/24	7,950	8,227
American Express Credit Corp. 2.60%, due 09/14/20	2,945	2,960
American International Group, Inc. 3.30%, due 03/01/21	14,665	14,891
Aon Corp. 5.00%, due 09/30/20	14,745	15,162
Bank of America Corp. 2.151%, due 11/09/20	6,970	6,971
4.45%, due 03/03/26	5,000	5,449
BNP Paribas SA, 144A 7.625% (USD 5 Year Swap rate + 6.314%) (c) (d) (e)	5,000	5,269
Citigroup, Inc. 3.352%(3 mo. USD LIBOR + 0.897%), due 04/24/25 (c)	22,860	23,685
3.40%, due 05/01/26	15,000	15,668
4.05%, due 07/30/22	13,338	13,969
CNO Financial Group, Inc. 5.25%, due 05/30/25	5,895	6,336
Credit Suisse Group AG, 144A 7.50% (USD 5 Year Swap rate + 4.598%) (c) (d) (e)	30,000	33,150
6.25% (USD 5 Year Swap rate + 3.455%) (c) (d) (e)	7,000	7,402
Credit Suisse Group Funding Guernsey, Ltd. 3.125%, due 12/10/20	25,000	25,234
3.80%, due 06/09/23	14,750	15,405
E*TRADE Financial Corp. 2.95%, due 08/24/22	11,965	12,157
3.80%, due 08/24/27	4,975	5,190
JPMorgan Chase & Co. 2.972%, due 01/15/23	29,765	30,303
3.514%(3 mo. USD LIBOR + 0.610%), due 06/18/22 (c)	24,870	25,431
3.513%(3 mo. USD LIBOR + 1.230%), due 10/24/23 (c)	19,910	20,226
Moody's Corp. 4.50%, due 09/01/22	13,040	13,845
2.625%, due 01/15/23	12,201	12,348
5.50%, due 09/01/20	3,780	3,891
	Par Value	Value
MSCI, Inc., 144A 5.25%, due 11/15/24 (d)	$24,830	$25,637
5.375%, due 05/15/27 (d)	6,965	7,435
4.75%, due 08/01/26 (d)	5,925	6,206
5.75%, due 08/15/25 (d)	2,950	3,094
Principal Life Global Funding II, 144A 2.15%, due 01/10/20 (d)	19,910	19,910
2.375%, due 11/21/21 (d)	6,970	6,991
Reinsurance Group of America, Inc. 3.95%, due 09/15/26	4,905	5,209
S&P Global, Inc. 4.00%, due 06/15/25	17,150	18,687
2.95%, due 01/22/27	9,810	10,222
4.40%, due 02/15/26	1,970	2,200
3.30%, due 08/14/20	1,970	1,989
The Charles Schwab Corp. 3.25%, due 05/21/21	19,895	20,305
The Goldman Sachs Group, Inc. 2.35%, due 11/15/21	14,616	14,631
3.20%, due 02/23/23	7,000	7,187
2.30%, due 12/13/19	6,970	6,971
4.006%(3 mo. USD LIBOR + 1.750%), due 10/28/27 (c)	2,975	3,067
2.625%, due 04/25/21	2,000	2,012
2.875%, due 02/25/21	1,000	1,009
2.55%, due 10/23/19	980	980
Wells Fargo & Co. 3.069%, due 01/24/23	14,930	15,204
3.486%(3 mo. USD LIBOR + 1.230%), due 10/31/23 (c)	8,603	8,733
Wells Fargo Bank NA 3.625%, due 10/22/21	10,000	10,290
2.15%, due 12/06/19	9,900	9,899
		554,398
CONSUMER DISCRETIONARY - 4.0%
Adient US LLC, 144A 7.00%, due 05/15/26 (d)	15,965	16,683
Amazon.com, Inc. 3.15%, due 08/22/27	9,950	10,570
Booking Holdings, Inc. 3.60%, due 06/01/26	14,730	15,749
3.55%, due 03/15/28	9,950	10,666
2.75%, due 03/15/23	6,965	7,130
BorgWarner, Inc. 4.625%, due 09/15/20	10,810	11,063
Boyd Gaming Corp. 6.00%, due 08/15/26	4,975	5,248
Caesars Resort Collection LLC / CRC Finco, Inc., 144A 5.25%, due 10/15/25 (d)	25,870	26,449
CCO Holdings LLC / CCO Holdings Capital Corp., 144A 5.125%, due 05/01/27 (d)	250	261
Charter Communications Operating LLC / Charter Communications Operating Capital 3.579%, due 07/23/20	29,148	29,409
4.20%, due 03/15/28	9,950	10,464
4.50%, due 02/01/24	2,985	3,207

See accompanying Notes to Financial Statements.

20 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2019

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 31.1% (continued)
CORPORATE BONDS - 18.9% (continued)
Delphi Technologies PLC, 144A 5.00%, due 10/01/25 (d)	$20,826	$18,431
Dollar Tree, Inc. 3.003% (3 mo. USD LIBOR + 0.700%), due 04/17/20 (c)	6,965	6,966
Expedia Group, Inc. 5.00%, due 02/15/26	28,360	31,859
Expedia Group, Inc., 144A 3.25%, due 02/15/30 (d)	6,955	6,935
Foot Locker, Inc. 8.50%, due 01/15/22	4,340	4,774
General Motors Co. 4.875%, due 10/02/23	41,400	44,410
Hyatt Hotels Corp. 4.375%, due 09/15/28	2,460	2,684
International Game Technology PLC, 144A 6.50%, due 02/15/25 (d)	19,600	21,757
6.25%, due 02/15/22 (d)	14,800	15,618
6.25%, due 01/15/27 (d)	200	222
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 144A 5.25%, due 06/01/26 (d)	1,000	1,059
5.00%, due 06/01/24 (d)	1,000	1,038
Lear Corp. 5.25%, due 01/15/25	11,060	11,424
4.25%, due 05/15/29	7,955	8,170
Lithia Motors, Inc., 144A 5.25%, due 08/01/25 (d)	1,990	2,075
Marriott International, Inc. 4.00%, due 04/15/28	9,761	10,444
3.60%, due 04/15/24	6,960	7,303
Penn National Gaming, Inc., 144A 5.625%, due 01/15/27 (d)	9,950	10,248
Penske Automotive Group, Inc. 5.50%, due 05/15/26	11,343	11,863
5.375%, due 12/01/24	3,580	3,683
Sands China, Ltd. 5.40%, due 08/08/28	5,000	5,631
5.125%, due 08/08/25	3,000	3,294
4.60%, due 08/08/23	2,000	2,117
Scientific Games International, Inc., 144A 5.00%, due 10/15/25 (d)	19,910	20,543
Starbucks Corp. 3.80%, due 08/15/25	9,950	10,767
4.00%, due 11/15/28	2,985	3,321
Station Casinos LLC, 144A 5.00%, due 10/01/25 (d)	1,990	2,019
Tapestry, Inc. 3.00%, due 07/15/22	12,145	12,258
4.125%, due 07/15/27	4,975	5,073
Tempur Sealy International, Inc. 5.50%, due 06/15/26	3,125	3,258
The Gap, Inc. 5.95%, due 04/12/21	1,965	2,038
The William Carter Co., 144A 5.625%, due 03/15/27 (d)	1,750	1,873
Under Armour, Inc. 3.25%, due 06/15/26	12,565	12,118
	Par Value	Value
Wolverine World Wide, Inc., 144A 5.00%, due 09/01/26 (d)	$12,140	$12,201
Yum! Brands, Inc. 3.875%, due 11/01/23	6,329	6,566
		470,939
COMMUNICATION SERVICES - 2.1%
Comcast Corp. 3.45%, due 10/01/21	9,950	10,247
3.30%, due 10/01/20	9,950	10,085
3.95%, due 10/15/25	4,975	5,415
Discovery Communications LLC 2.80%, due 06/15/20	3,930	3,943
DISH DBS Corp. 5.00%, due 03/15/23	20,375	20,585
Electronic Arts, Inc. 4.80%, due 03/01/26	19,655	22,238
3.70%, due 03/01/21	14,740	15,030
Intelsat Jackson Holdings SA, 144A 8.00%, due 02/15/24 (d)	26,069	27,079
Live Nation Entertainment, Inc., 144A 4.875%, due 11/01/24 (d)	14,935	15,473
5.375%, due 06/15/22 (d)	6,975	7,062
5.625%, due 03/15/26 (d)	4,975	5,292
Netflix, Inc. 4.875%, due 04/15/28	31,840	32,396
5.875%, due 02/15/25	11,940	13,112
5.875%, due 11/15/28	6,965	7,566
5.375%, due 02/01/21	1,990	2,050
Netflix, Inc., 144A 5.375%, due 11/15/29 (d)	4,970	5,181
6.375%, due 05/15/29 (d)	2,985	3,306
Omnicom Group, Inc. / Omnicom Capital, Inc. 3.625%, due 05/01/22	30,425	31,523
Zayo Group LLC / Zayo Capital, Inc. 6.00%, due 04/01/23	14,745	15,132
		252,715
HEALTH CARE - 2.1%
Abbott Laboratories 2.90%, due 11/30/21	16,625	16,926
AbbVie, Inc. 3.75%, due 11/14/23	6,965	7,325
Becton Dickinson and Co. 3.30%, due 03/01/23	11,204	11,415
2.979%(3 mo. USD LIBOR + 0.875%), due 12/29/20 (c)	7,463	7,466
2.675%, due 12/15/19	6,068	6,069
3.363%, due 06/06/24	2,985	3,114
2.894%, due 06/06/22	2,985	3,030
Centene Corp. 4.75%, due 05/15/22	20,084	20,490
CVS Health Corp. 4.00%, due 12/05/23	18,198	19,229
5.00%, due 12/01/24	6,880	7,585
4.75%, due 12/01/22	6,880	7,338
Edwards Lifesciences Corp. 4.30%, due 06/15/28	6,965	7,846
Express Scripts Holding Co. 3.30%, due 02/25/21	4,915	4,980

See accompanying Notes to Financial Statements.

Oakmark.com 21

Oakmark Equity and Income Fund  September 30, 2019

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 31.1% (continued)
CORPORATE BONDS - 18.9% (continued)
HCA, Inc. 5.00%, due 03/15/24	$7,465	$8,151
5.625%, due 09/01/28	2,985	3,326
5.375%, due 09/01/26	500	549
IQVIA, Inc., 144A 5.00%, due 10/15/26 (d)	7,800	8,171
Johnson & Johnson 2.90%, due 01/15/28	9,955	10,470
McKesson Corp. 3.65%, due 11/30/20	19,890	20,214
3.95%, due 02/16/28	2,985	3,132
Quest Diagnostics, Inc. 4.70%, due 04/01/21	5,128	5,312
Universal Health Services, Inc., 144A 4.75%, due 08/01/22 (d)	32,695	32,940
5.00%, due 06/01/26 (d)	12,805	13,381
Zimmer Biomet Holdings, Inc. 4.625%, due 11/30/19	10,345	10,382
2.914%(3 mo. USD LIBOR + 0.750%), due 03/19/21 (c)	4,975	4,975
3.15%, due 04/01/22	3,810	3,884
3.70%, due 03/19/23	2,985	3,110
		250,810
INDUSTRIALS - 1.8%
Bacardi, Ltd., 144A 4.45%, due 05/15/25 (d)	14,900	15,935
BAT Capital Corp. 3.557%, due 08/15/27	6,965	7,016
Delta Air Lines, Inc. 3.40%, due 04/19/21	11,590	11,752
3.80%, due 04/19/23	9,425	9,774
Fortune Brands Home & Security, Inc. 4.00%, due 06/15/25	13,430	14,197
4.00%, due 09/21/23	9,945	10,511
Hilton Domestic Operating Co., Inc. 5.125%, due 05/01/26	16,915	17,761
Southwest Airlines Co. 2.65%, due 11/05/20	12,148	12,214
Stanley Black & Decker, Inc. 4.25%, due 11/15/28	6,965	7,925
The Boeing Co. 2.70%, due 02/01/27	19,880	20,216
Uber Technologies, Inc., 144A 8.00%, due 11/01/26 (d)	21,430	21,698
7.50%, due 09/15/27 (d)	4,470	4,459
Union Pacific Corp. 3.75%, due 07/15/25	9,950	10,716
3.50%, due 06/08/23	6,965	7,293
3.20%, due 06/08/21	6,965	7,086
United Technologies Corp. 3.65%, due 08/16/23	4,975	5,265
3.95%, due 08/16/25	1,990	2,180
3.35%, due 08/16/21	1,990	2,041
Wabtec Corp. 3.419% (3 mo. USD LIBOR + 1.300%), due 09/15/21 (c)	4,975	4,975
	Par Value	Value
Welbilt, Inc. 9.50%, due 02/15/24	$4,915	$5,259
WESCO Distribution, Inc. 5.375%, due 06/15/24	13,675	14,119
5.375%, due 12/15/21	5,305	5,338
		217,730
INFORMATION TECHNOLOGY - 1.7%
Avnet, Inc. 4.875%, due 12/01/22	8,275	8,807
3.75%, due 12/01/21	4,710	4,807
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.00%, due 01/15/22	14,930	15,074
3.625%, due 01/15/24	9,955	10,180
2.375%, due 01/15/20	9,955	9,954
3.50%, due 01/15/28	4,975	4,849
CDW LLC / CDW Finance Corp. 5.00%, due 09/01/23	19,243	19,732
5.00%, due 09/01/25	9,955	10,341
CommScope, Inc., 144A 5.50%, due 06/15/24 (d)	23,854	22,415
6.00%, due 03/01/26 (d)	3,480	3,601
5.50%, due 03/01/24 (d)	3,480	3,580
5.00%, due 06/15/21 (d)	689	689
Dell International LLC / EMC Corp., 144A 5.45%, due 06/15/23 (d)	14,725	16,025
4.42%, due 06/15/21 (d)	2,940	3,031
Itron, Inc., 144A 5.00%, due 01/15/26 (d)	11,035	11,369
Lam Research Corp. 2.75%, due 03/15/20	19,660	19,690
2.80%, due 06/15/21	4,910	4,969
Motorola Solutions, Inc. 3.75%, due 05/15/22	5,592	5,801
4.60%, due 02/23/28	2,985	3,223
Qorvo, Inc. 5.50%, due 07/15/26	4,975	5,255
Symantec Corp., 144A 5.00%, due 04/15/25 (d)	1,000	1,011
Tyco Electronics Group SA 3.70%, due 02/15/26	9,830	10,384
		194,787
REAL ESTATE - 1.1%
CBRE Services, Inc. 5.25%, due 03/15/25	24,930	27,914
4.875%, due 03/01/26	19,665	21,836
GLP Capital, LP / GLP Financing II, Inc. REIT 5.375%, due 11/01/23	12,000	12,981
5.75%, due 06/01/28	4,975	5,659
5.25%, due 06/01/25	4,975	5,480
5.375%, due 04/15/26	3,925	4,317
4.375%, due 04/15/21	1,965	2,008
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc. REIT 5.625%, due 05/01/24	2,945	3,229
Omega Healthcare Investors, Inc. REIT 5.25%, due 01/15/26	14,942	16,374
4.375%, due 08/01/23	15,046	15,857

See accompanying Notes to Financial Statements.

22 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2019

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 31.1% (continued)
CORPORATE BONDS - 18.9% (continued)
The Howard Hughes Corp., 144A 5.375%, due 03/15/25 (d)	$12,440	$12,938
Ventas Realty, LP REIT 3.125%, due 06/15/23	2,490	2,558
3.50%, due 02/01/25	900	942
		132,093
CONSUMER STAPLES - 0.8%
Constellation Brands, Inc. 3.15%, due 08/01/29	25,995	26,488
Diageo Capital PLC 3.00%, due 05/18/20	5,000	5,029
Kraft Heinz Foods Co., 144A 4.875%, due 02/15/25 (d)	4,276	4,402
Mead Johnson Nutrition Co. 4.125%, due 11/15/25	13,955	15,270
3.00%, due 11/15/20	6,885	6,945
Mondelez International Holdings Netherlands BV, 144A 2.00%, due 10/28/21 (d)	8,585	8,566
1.625%, due 10/28/19 (d)	7,764	7,761
Post Holdings, Inc., 144A 5.00%, due 08/15/26 (d)	2,000	2,074
5.75%, due 03/01/27 (d)	500	530
5.50%, due 03/01/25 (d)	500	524
Smithfield Foods, Inc., 144A 2.70%, due 01/31/20 (d)	6,420	6,416
3.35%, due 02/01/22 (d)	4,975	4,990
2.65%, due 10/03/21 (d)	3,980	3,942
4.25%, due 02/01/27 (d)	995	1,031
		93,968
ENERGY - 0.4%
Apergy Corp. 6.375%, due 05/01/26	16,119	15,998
Cenovus Energy, Inc. 5.70%, due 10/15/19	3,642	3,646
Occidental Petroleum Corp. 3.637% (3 mo. USD LIBOR + 1.450%), due 08/15/22 (c)	9,940	10,005
Oceaneering International, Inc. 4.65%, due 11/15/24	8,485	7,976
Schlumberger Holdings Corp., 144A 4.00%, due 12/21/25 (d)	9,830	10,494
Weatherford International LLC 9.875%, due 03/01/25 (a) (j)	9,950	3,433
		51,552
MATERIALS - 0.2%
Glencore Funding LLC, 144A 3.875%, due 10/27/27 (d)	9,950	10,130
3.00%, due 10/27/22 (d)	9,950	10,025
		20,155
Total Corporate Bonds (Cost $2,161,909)		2,239,147
	Par Value	Value
GOVERNMENT AND AGENCY SECURITIES - 12.1%
U.S. GOVERNMENT NOTES - 12.0%
United States Treasury Bonds (TIPS) 1.25%, due 07/15/20 (f)	$493,863	$495,856
United States Treasury Notes 1.75%, due 10/31/20	223,550	223,402
2.375%, due 12/31/20	198,945	200,352
1.375%, due 12/15/19	99,500	99,395
1.625%, due 07/31/20	99,485	99,295
2.00%, due 11/30/22	74,625	75,564
1.75%, due 03/31/22	74,645	74,931
2.125%, due 12/31/22	49,745	50,594
1.875%, due 11/30/21	49,785	50,047
1.50%, due 11/30/19	24,875	24,852
2.125%, due 01/31/21	24,570	24,682
		1,418,970
U.S. GOVERNMENT AGENCIES - 0.1%
Federal Farm Credit Bank, 1.68%, due 08/16/21	17,165	17,098
Total Government and Agency Securities (Cost $1,426,686)		1,436,068
CONVERTIBLE BOND - 0.1%
Chesapeake Energy Corp., 5.50%, due 09/15/26 (Cost $14,542)	14,915	8,912
TOTAL FIXED INCOME - 31.1% (COST $3,603,137)		3,684,127
SHORT-TERM INVESTMENTS - 8.8%
COMMERCIAL PAPER - 4.6%
General Mills, Inc., 144A, 2.18% - 2.31%, due 10/02/19 - 10/15/19 (d) (g)	99,728	99,678
Campbell Soup Co., 144A, 2.21% - 2.5%, due 10/07/19 - 11/08/19 (d) (g)	98,600	98,464
Anthem, Inc., 144A, 2.11% - 2.22%, due 10/03/19 - 10/04/19 (d) (g)	74,250	74,234
MetLife Short Term Funding LLC, 144A, 1.96%, due 10/11/19 - 10/17/19 (d) (g)	73,681	73,620
BMW US Capital LLC, 144A, 1.94% - 1.95%, due 10/01/19 - 10/07/19 (d) (g)	65,000	64,987
Walgreens Boots, 2.27% - 2.32%, due 10/18/19 - 11/19/19 (g)	54,750	54,623
Kellogg Co., 144A, 2.11%, due 10/01/19 - 10/04/19 (d) (g)	49,500	49,492
Schlumberger Holdings Corp., 144A, 2.18% - 2.41%, due 10/16/19 - 10/17/19 (d) (g)	26,750	26,721
Total Commercial Paper (Cost $541,861)		541,819

See accompanying Notes to Financial Statements.

Oakmark.com 23

Oakmark Equity and Income Fund  September 30, 2019

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT-TERM INVESTMENTS - 8.8% (continued)
GOVERNMENT AND AGENCY SECURITIES - 3.5%
Federal National Mortgage Association, 1.71%, due 10/01/19 (g) (Cost $415,000)	$415,000	$415,000
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp. Repurchase Agreement, 1.10% dated 09/30/19 due 10/01/19, repurchase price $71,022, collateralized by a United States Treasury Note, 2.500% due 03/31/23, value plus accrued interest of $72,442 (Cost: $71,020)	71,020	71,020
CORPORATE BONDS - 0.1%
FINANCIALS - 0.1%
Ally Financial, Inc., 4.13%, due 03/30/20	4,970	5,001
Reinsurance Group of America, Inc., 6.45%, due 11/15/19	10,257	10,302
		15,303
Total Corporate Bonds (Cost $15,284)		15,303
TOTAL SHORT-TERM INVESTMENTS - 8.8% (COST $1,043,165)		1,043,142
TOTAL INVESTMENTS - 100.3% (COST $8,831,776)		11,870,873
Foreign Currencies - 0.0% (h)		0	(i)
Liabilities In Excess of Other Assets - (0.3)%		(34,516)
NET ASSETS - 100.0%		$11,836,357

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Floating Rate Note. Rate shown is as of September 30, 2019.

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(e)  Security is perpetual and has no stated maturity date.

(f)  Interest rate for this security is a stated rate. Interest payments are determined based on an inflation-adjusted principal amount.

(g)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(h)  Amount rounds to less than 0.1%.

(i)  Amount rounds to less than $1,000.

(j)  Security is in default as of September 30, 2019.

Abbreviations:

  REIT: Real Estate Investment Trust

See accompanying Notes to Financial Statements.

24 OAKMARK FUNDS

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Oakmark.com 25

Oakmark Global Fund  September 30, 2019

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/19)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Investor Class)	-0.36%	-2.48%	9.05%	4.44%	7.89%	9.51%	08/04/99
MSCI World Index	0.53%	1.83%	10.21%	7.18%	9.01%	4.84%
Lipper Global Fund Index[13]	-0.43%	-0.46%	8.56%	6.12%	7.97%	5.26%
Oakmark Global Fund (Advisor Class)	-0.33%	-2.35%	N/A	N/A	N/A	8.08%	11/30/16
Oakmark Global Fund (Institutional Class)	-0.33%	-2.30%	N/A	N/A	N/A	8.15%	11/30/16
Oakmark Global Fund (Service Class)	-0.37%	-2.71%	8.76%	4.11%	7.53%	9.50%	10/10/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Mastercard Inc., Class A	5.2
Bank of America Corp.	4.5
Lloyds Banking Group PLC	4.4
TE Connectivity, Ltd.	4.4
Alphabet, Inc., Class C	4.3
CNH Industrial N.V.	4.2
General Motors Co.	4.2
Credit Suisse Group AG	3.9
Julius Baer Group, Ltd.	3.6
Citigroup, Inc.	3.5
FUND STATISTICS
Ticker*	OAKGX
Number of Equity Holdings	44
Net Assets	$1.7 billion
Weighted Average Market Cap	$111.4 billion
Median Market Cap	$31.3 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.21%
Gross Expense Ratio - Investor Class (as of 09/30/19)*	1.23%
Net Expense Ratio - Investor Class (as of 09/30/19)*†	1.17%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Financials	22.7
Consumer Discretionary	17.9
Information Technology	17.2
Industrials	14.4
Communication Services	14.0
Health Care	4.9
Materials	3.5
Energy	1.4
Consumer Staples	0.9
Short-Term Investments and Other	3.1
GEOGRAPHIC ALLOCATION
% of Equity
North America	47.1
United States	47.1
Europe	40.9
United Kingdom	14.6
Germany*	12.1
Switzerland	10.2
Ireland*	2.9
Netherlands*	1.1
Asia	6.0
Japan	2.8
% of Equity
Asia (cont'd)	6.0
South Korea	1.6
Taiwan	1.2
India	0.4
Australasia	2.3
Australia	2.3
Africa	2.2
South Africa	2.2
Latin America	1.5
Mexico	1.5

*  Euro currency countries comprise 16.1% of equity investments.
See accompanying Disclosures and Endnotes on page 87.

26 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2019

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakgx@oakmark.com

Clyde S. McGregor, CFA

Portfolio Manager

oakgx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakgx@oakmark.com

Jason E. Long, CFA

Portfolio Manager

oakgx@oakmark.com

Stakeholder Primacy

In August, the Business Roundtable, a group composed of chief executives of 181 of the U.S.'s largest corporations, released a statement that outlined a "modern standard for corporate responsibility." All 181 CEOs signed the statement, vowing to "commit to lead their companies for the benefit of all stakeholders—customers, employees, suppliers, communities and shareholders." Previous Roundtable statements "endorsed principles of shareholder primacy—that corporations exist principally to serve shareholders," but shareholders were listed last in the updated list. Befitting our current political climate, this new statement was greeted with acclaim in some quarters, suspicion in others and skepticism elsewhere. Some saw this statement as long overdue.

The previous doctrine of shareholder primacy is often said to have begun with a 1970 New York Times magazine article by economist Milton Friedman, titled "The Social Responsibility of Business Is to Increase Its Profits."14 In this article, Friedman distinguishes between corporations and actual persons, examines the issue of agency (the corporate executive being the agent of the actual owners), and excoriates executives whose speeches on social responsibility "strengthen the already too prevalent view that the pursuit of profits is wicked and immoral and must be curbed and controlled by external forces." (Some things never change.) But note that Friedman also writes that it can be in a corporation's long-term best interests to make community investments or to contribute charitably.

At Harris Associates, we understand well that our clients' interests come first and that if clients are well-served, our business will likely prosper. We endeavor to make our workplace attractive for our employees and we support community projects and encourage volunteer efforts. The key is to manage the business for its long-term success—and this is also what we seek in evaluating managements of the companies we consider for investment.

After the Business Roundtable published its statement, Jonathan Ford of the Financial Times15 argued that stakeholder/shareholder primacy is less important than the inefficiencies deriving from the intermediary system of investment. What we think he meant is that the largest owners of corporations (pension funds, endowments, etc.) too often delegate the investing function to intermediaries and then evaluate those intermediaries in the short term, typically quarterly. This perspective encourages those intermediaries to "follow short-term trends and bubbles rather than finding the most profitable outlets for the money trusted to them."

We often refer to our time-horizon advantage—that we are looking to understand the value of a business five to seven years into the future, while many react to short-term data. To invest in a company, we demand that the management teams act in the company's long-term interests because we know that this grows the business value over time and that, in turn, will serve the interests of our Fund's shareholders. Although the timing is always uncertain, we know—and history demonstrates—that price and value will come together and, therefore, generate successful investing outcomes.

Quarter Review

During the quarter, most economic and geopolitical trends continued, but with the important addition in September of the initiation of a formal impeachment inquiry concerning the U.S. president. The U.S. economy continues to grow at a consistent, if gradual, pace, while Europe and China appear to be weakening. With a few exceptions, most countries are experiencing little price inflation and interest rates remain at historically low levels. The list of challenges affecting the worldwide political environment is long, including tariff battles, Hong Kong demonstrations, Brexit uncertainty and Middle East conflicts.

Oakmark Global lost 0.4% in the quarter, which compares to a gain of 0.5% for the MSCI World Index12 and a loss of 0.4% for the Lipper Global Fund Index13. For the calendar nine months, the Fund returned 17.0%, compared to 17.6% for the MSCI World Index and 14.5% for the Lipper Global Fund Index. Finally, for the Fund's fiscal year ended September 30, the Fund lost 2.5% and the MSCI World Index gained 1.8%, while the Lipper Global Fund Index lost 0.5%. From inception, the Fund's compound annualized return rate is 9.5%

For the quarter, the countries that contributed most to return were the U.S., Japan and Taiwan, while Germany, the U.K. and South Africa detracted from return. Alphabet (U.S.), Mastercard (U.S.), Toyota Motor (Japan), Taiwan Semiconductor (Taiwan) and Grupo Televisa (Mexico) were the largest contributors to return, while Daimler (Germany), Continental (Germany), Under Armour (U.S.), Liberty Global (U.K.) and Naspers (South Africa) detracted most.

Over the calendar nine months, holdings in the U.S., the U.K. and Switzerland contributed most to return, while holdings in Mexico, Ireland and the Netherlands detracted most. The companies whose stocks contributed most were Mastercard, Citigroup (U.S.), TE Connectivity (U.S.), Julius Baer Group (Switzerland) and Arconic (U.S.). The largest detractors from return were Grupo Televisa, National Oilwell Varco (U.S.),

See accompanying Disclosures and Endnotes on page 87.

Oakmark.com 27

Oakmark Global Fund  September 30, 2019

Portfolio Manager Commentary (continued)

Ryanair Holdings (Ireland), Prosus (Netherlands) and Continental.

For the Fund's fiscal year, holdings in the U.S., South Africa and Japan contributed most to return, while holdings in Germany, Mexico and Ireland were the largest detractors. Mastercard was the largest contributor, followed by General Motors (U.S.), Travis Perkins (U.K.), Arconic and Liberty Broadband (U.S.). National Oilwell Varco, Grupo Televisa, Daimler, Ryanair Holdings and Credit Suisse (Switzerland) detracted most from return for the 12 months.

We chose not to make fundamental or strategic changes to the portfolio in the quarter. We executed certain trades to improve portfolio tax efficiency and to take advantage of tactical opportunities in existing holdings. We maintained the same allocation split between U.S. and international holdings.

The one new name to appear in the portfolio is Prosus, a Dutch holding company that was carved out of Fund holding Naspers during the third quarter (though Naspers retained a 74% stake in the company). Prosus owns stakes in multiple leading internet businesses, such as Tencent (leading social network in China), Delivery Hero (leading food delivery company in Germany), Mail.ru (largest social network in Russia) and Ctrip (largest online travel agent in China). In addition, the company has a valuable online classifieds business, OLX, and maintains controlling stakes in several other private companies. Similar to our investment thesis with Naspers, we are attracted to Prosus due to its valuable internet holdings, management's strong capital allocation track record and the stock's attractive valuation.

Currency Hedges

We defensively hedge a portion of the Fund's exposure to currencies that we believe are overvalued versus the U.S. dollar. As of quarter end, we found the Swiss franc to be overvalued and have hedged approximately 12% of the Fund's franc exposure.

As always, we thank you for being our partners in the Oakmark Global Fund. We invite you to send us your comments or questions.

See accompanying Disclosures and Endnotes on page 87.

28 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2019

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.9%
FINANCIALS - 22.7%
BANKS - 12.8%
Bank of America Corp. (United States)	2,569	$74,932
Lloyds Banking Group PLC (United Kingdom)	109,347	72,763
Citigroup, Inc. (United States)	851	58,808
Axis Bank, Ltd. (India)	631	6,103
		212,606
DIVERSIFIED FINANCIALS - 7.4%
Credit Suisse Group AG (Switzerland)	5,263	64,521
Julius Baer Group, Ltd. (Switzerland) (a)	1,346	59,623
		124,144
INSURANCE - 2.5%
Allianz SE (Germany)	175	40,842
		377,592
CONSUMER DISCRETIONARY - 17.9%
AUTOMOBILES & COMPONENTS - 11.8%
General Motors Co. (United States)	1,849	69,316
Daimler AG (Germany)	1,179	58,629
Continental AG (Germany)	306	39,243
Toyota Motor Corp. (Japan)	439	29,284
		196,472
RETAILING - 4.1%
Naspers, Ltd. (South Africa)	235	35,679
Prosus N.V. (Netherlands) (a)	247	18,128
Booking Holdings, Inc. (United States) (a)	7	14,670
		68,477
CONSUMER DURABLES & APPAREL - 2.0%
Cie Financiere Richemont SA (Switzerland)	254	18,657
Under Armour, Inc., Class C (United States) (a)	779	14,130
		32,787
		297,736
INFORMATION TECHNOLOGY - 17.2%
SOFTWARE & SERVICES - 9.2%
Mastercard Inc., Class A (United States)	318	86,414
Oracle Corp. (United States)	866	47,645
CoreLogic, Inc. (United States) (a)	411	19,035
		153,094
TECHNOLOGY HARDWARE & EQUIPMENT - 6.8%
TE Connectivity, Ltd. (United States)	779	72,550
Samsung Electronics Co., Ltd. (South Korea)	626	25,670
Hirose Electric Co., Ltd. (Japan)	134	16,360
		114,580
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.2%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2,215	19,673
		287,347
	Shares	Value
INDUSTRIALS - 14.4%
CAPITAL GOODS - 10.1%
CNH Industrial N.V. (United Kingdom)	6,950	$70,748
Arconic, Inc. (United States)	1,552	40,357
Travis Perkins PLC (United Kingdom)	2,280	36,184
Johnson Controls International plc (United States)	464	20,369
		167,658
TRANSPORTATION - 4.3%
Ryanair Holdings PLC (Ireland) (a) (b)	710	47,130
Southwest Airlines Co. (United States)	463	25,017
		72,147
		239,805
COMMUNICATION SERVICES - 14.0%
MEDIA & ENTERTAINMENT - 14.0%
Alphabet, Inc., Class C (United States) (a)	59	72,267
The Interpublic Group of Cos., Inc. (United States)	1,574	33,933
Liberty Global PLC, Class A (United Kingdom) (a)	1,229	30,425
Liberty Broadband Corp., Class C (United States) (a)	272	28,428
Grupo Televisa SAB (Mexico) (b)	2,437	23,838
Live Nation Entertainment, Inc. (United States) (a)	337	22,372
Charter Communications, Inc., Class A (United States) (a)	31	12,652
Liberty Global PLC, Class C (United Kingdom) (a)	386	9,181
		233,096
HEALTH CARE - 4.9%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.4%
Bayer AG (Germany)	804	56,667
HEALTH CARE EQUIPMENT & SERVICES - 1.5%
Tenet Healthcare Corp. (United States) (a)	1,111	24,565
		81,232
MATERIALS - 3.5%
Incitec Pivot, Ltd. (Australia)	16,149	36,950
LafargeHolcim, Ltd. (Switzerland)	448	22,054
		59,004
ENERGY - 1.4%
National Oilwell Varco, Inc. (United States)	1,129	23,937

See accompanying Notes to Financial Statements.

Oakmark.com 29

Oakmark Global Fund  September 30, 2019

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.9% (continued)
CONSUMER STAPLES - 0.9%
HOUSEHOLD & PERSONAL PRODUCTS - 0.8%
Reckitt Benckiser Group PLC (United Kingdom)	174	$13,549
FOOD, BEVERAGE & TOBACCO - 0.1%
Diageo PLC (United Kingdom)	42	1,734
		15,283
TOTAL COMMON STOCKS - 96.9% (COST $1,302,729)		1,615,032
	Par Value	Value
SHORT-TERM INVESTMENTS - 2.9%
GOVERNMENT AND AGENCY SECURITIES - 1.5%
Federal National Mortgage Association, 1.71%, due 10/01/19 (c) (Cost $25,000)	$25,000	25,000
REPURCHASE AGREEMENT - 1.4%
Fixed Income Clearing Corp. Repurchase Agreement, 1.10% dated 09/30/19 due 10/01/19, repurchase price $23,145, collateralized by a United States Treasury Note, 2.750% due 04/30/23, value plus accrued interest of $23,607 (Cost: $23,144)	23,144	23,144
TOTAL SHORT-TERM INVESTMENTS - 2.9% (COST $48,144)		48,144
TOTAL INVESTMENTS - 99.8% (COST $1,350,873)		1,663,176
Foreign Currencies (Cost $0) - 0.0% (d)		0 (e)
Other Assets In Excess of Liabilities - 0.2%		3,194
TOTAL NET ASSETS - 100.0%		$1,666,370

One security, Taiwan Semiconductor Manufacturing Co. Ltd., with aggregate value of $19,673, was valued at a fair value in accordance with procedures established by the Board of Trustees (in thousands).

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(d)  Amount rounds to less than 0.1%.

(e)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

30 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2019

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 09/30/19	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	19,820	$20,262	12/18/19	$20,002	$260
				$20,002	$260

See accompanying Notes to Financial Statements.

Oakmark.com 31

Oakmark Global Select Fund  September 30, 2019

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/19)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Select Fund (Investor Class)	-0.77%	-4.90%	6.02%	4.81%	8.79%	7.12%	10/02/06
MSCI World Index	0.53%	1.83%	10.21%	7.18%	9.01%	5.76%
Lipper Global Fund Index[13]	-0.43%	-0.46%	8.56%	6.12%	7.97%	5.32%
Oakmark Global Select Fund (Advisor Class)	-0.71%	-4.85%	N/A	N/A	N/A	4.78%	11/30/16
Oakmark Global Select Fund (Institutional Class)	-0.71%	-4.79%	N/A	N/A	N/A	4.83%	11/30/16

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Alphabet, Inc., Class C	8.4
CNH Industrial N.V.	7.1
Bank of America Corp.	6.7
Daimler AG	6.7
Credit Suisse Group AG	6.5
Lloyds Banking Group PLC	5.9
Charter Communications, Inc., Class A	5.6
TE Connectivity, Ltd.	5.6
Citigroup, Inc.	5.5
Bayer AG	4.7
FUND STATISTICS
Ticker*	OAKWX
Number of Equity Holdings	21
Net Assets	$1.8 billion
Weighted Average Market Cap	$148.0 billion
Median Market Cap	$48.5 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.19%
Gross Expense Ratio - Investor Class (as of 09/30/19)*	1.25%
Net Expense Ratio - Investor Class (as of 09/30/19)*†	1.18%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Financials	29.0
Consumer Discretionary	16.2
Communication Services	14.1
Information Technology	11.1
Industrials	9.4
Health Care	7.5
Materials	3.3
Consumer Staples	2.8
Energy	2.4
Short-Term Investments and Other	4.2
GEOGRAPHIC ALLOCATION
% of Equity
Europe	50.9
United Kingdom	21.3
Switzerland	16.0
Germany*	11.9
Netherlands*	1.7
% of Equity
North America	43.3
United States	43.3
Asia	5.8
South Korea	3.6
Taiwan	2.2

*  Euro currency countries comprise 13.6% of equity investments.

See accompanying Disclosures and Endnotes on page 87.

32 OAKMARK FUNDS

Oakmark Global Select Fund  September 30, 2019

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakwx@oakmark.com

Eric Liu, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund declined 4.9% for the fiscal year ended September 30, 2019, underperforming the MSCI World Index12, which returned 1.8%. For the most recent quarter, the Fund declined 0.8% compared to the benchmark's return of 0.5%. More importantly, the Fund has returned an average of 7.1% per year since its inception in October 2006, outperforming the MSCI World Index's annualized gain of 5.8% over the same period.

Alphabet, the parent company of Google, headquartered in the U.S., was the largest contributor for the quarter. Alphabet delivered second-quarter earnings results that exceeded market expectations. Total revenues grew 22% in constant currency and advertising revenues accelerated from the pace in the first quarter. In addition, the company's operating margin of 24% exceeded consensus expectations of 22.5%. Alphabet also disclosed that its cloud business now exceeds an $8 billion run-rate. Finally, management also announced a new $25 billion share repurchase plan. This authorization is larger than the company's previous repurchase plans and suggests that management believes the shares are undervalued.

Charter Communications, a U.S. communications and entertainment solutions provider, was the Fund's largest contributor for the fiscal year. The share price climbed early in the year after the release of fourth-quarter earnings that exceeded analysts' expectations. Investors reacted positively to first-quarter and second-quarter results as well, which provided further evidence of the company's increasing profitability, declining capital intensity and improved free cash flow generation, primarily due to the continued growth of the company's broadband business. In addition, the company continues to repurchase shares, and we remain confident that it can reward shareholders over the long term.

Daimler, a global automotive and truck manufacturer based in Germany, was the largest detractor for the quarter. The company's share price suffered due to a profit warning in early July where Daimler took provisions totaling EUR3.1 billion for diesel-related investigations, Takata airbags and halted development projects. We believe this is an example of the new management team trying to clear the decks as it moves forward with a new strategy to be laid out at the company's Capital Markets Day in November. The company's most recent earnings results, released in July, were mixed. Total revenue growth from industrial operations fell short of our estimates due to weakness at Mercedes-Benz cars, while revenue growth in the company's trucks, vans and buses segments all exceeded our forecasts. Free cash flow generation was weak as expected due in part to a significant inventory build. One major cause of this build was production issues at the company's plant in Tuscaloosa, Alabama. However, in the third quarter, sales trends of the affected models indicated that momentum is improving and that the production issues have largely been resolved. This should lead to better financial results in the second half of the year. Longer term, we believe Daimler will improve profitability and cash flow generation under its new leadership team. The stock also remains exceptionally cheap, in our opinion. Figuratively, one can buy the company's shares today and get its largest business—Mercedes-Benz cars—for free.

Apache, a U.S.-based oil and gas exploration company, was the largest detractor for the Fund's fiscal year. Apache's results have been pressured by falling oil, NGL and natural gas prices in the U.S. over the past year, particularly in the Permian Basin where natural gas prices have fallen to negative levels at various times. Economics at Apache's Alpine High have been particularly pressured as this asset is highly dependent on Permian NGL and natural gas prices. As a result, the company has recently shut-in Alpine High production and pulled back on drilling activity, leading to weaker than expected financial results. Apache should recoup this shut-in production once Permian gas prices recover. In the meantime, the company is directing more capital toward oil wells in the Permian Basin, which should deliver solid returns.

During the quarter, we sold our investments in Diageo (U.K.) and Willis Towers Watson (U.K.) and purchased Bayer, a German-based company with sizable global businesses in pharmaceuticals, agricultural productivity and consumer health products. We also purchased shares in Prosus, a Dutch holding company that was carved out of Naspers during the third quarter (though Naspers retains a 74% stake in the company). Prosus owns stakes in multiple leading internet businesses, such as Tencent (leading social network in China), Delivery Hero (one of the leading food delivery companies), Mail.ru (largest social network in Russia) and Ctrip (largest OTA in China). In addition, the company has a valuable online classifieds business, called OLX, and controls stakes in several other private companies. We are attracted to Prosus due to its valuable internet holdings, management's strong capital allocation track record and its attractive valuation.

See accompanying Disclosures and Endnotes on page 87.

Oakmark.com 33

Oakmark Global Select Fund  September 30, 2019

Portfolio Manager Commentary (continued)

Geographically, 51% of the Fund's holdings were allocated to equities in Europe and the U.K., while approximately 43% were invested in U.S. companies and 6% in Asian equities.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 14% of the Swiss franc exposure was hedged at quarter end.

We thank you for your continued support.

See accompanying Disclosures and Endnotes on page 87.

34 OAKMARK FUNDS

Oakmark Global Select Fund  September 30, 2019

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.8%
FINANCIALS - 29.0%
BANKS - 18.1%
Bank of America Corp. (United States)	4,114	$119,993
Lloyds Banking Group PLC (United Kingdom)	158,491	105,465
Citigroup, Inc. (United States)	1,421	98,156
		323,614
DIVERSIFIED FINANCIALS - 6.5%
Credit Suisse Group AG (Switzerland)	9,423	115,515
INSURANCE - 4.4%
American International Group, Inc. (United States)	1,408	78,448
		517,577
CONSUMER DISCRETIONARY - 16.2%
AUTOMOBILES & COMPONENTS - 11.2%
Daimler AG (Germany)	2,402	119,416
Fiat Chrysler Automobiles N.V. (United Kingdom)	6,293	81,492
		200,908
CONSUMER DURABLES & APPAREL - 3.3%
Cie Financiere Richemont SA (Switzerland)	805	59,037
RETAILING - 1.7%
Prosus N.V. (Netherlands) (a)	401	29,466
		289,411
COMMUNICATION SERVICES - 14.1%
MEDIA & ENTERTAINMENT - 14.1%
Alphabet, Inc., Class C (United States) (a)	124	150,601
Charter Communications, Inc., Class A (United States) (a)	245	100,805
		251,406
INFORMATION TECHNOLOGY - 11.1%
TECHNOLOGY HARDWARE & EQUIPMENT - 9.0%
TE Connectivity, Ltd. (United States)	1,071	99,833
Samsung Electronics Co., Ltd. (South Korea)	1,493	61,239
		161,072
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.1%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	4,314	38,315
		199,387
INDUSTRIALS - 9.4%
CAPITAL GOODS - 7.1%
CNH Industrial N.V. (United Kingdom)	12,401	126,243
TRANSPORTATION - 2.3%
Kuehne + Nagel International AG (Switzerland)	279	41,079
		167,322
	Shares	Value
HEALTH CARE - 7.5%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.5%
Bayer AG (Germany)	1,199	$84,519
Regeneron Pharmaceuticals, Inc. (United States) (a)	179	49,543
		134,062
MATERIALS - 3.3%
LafargeHolcim, Ltd. (Switzerland)	1,194	58,747
CONSUMER STAPLES - 2.8%
HOUSEHOLD & PERSONAL PRODUCTS - 2.8%
Reckitt Benckiser Group PLC (United Kingdom)	647	50,499
ENERGY - 2.4%
Apache Corp. (United States)	1,675	42,888
TOTAL COMMON STOCKS - 95.8% (COST $1,548,820)		1,711,299
	Par Value	Value
SHORT-TERM INVESTMENTS - 4.7%
REPURCHASE AGREEMENT - 2.5%
Fixed Income Clearing Corp. Repurchase Agreement, 1.10% dated 09/30/19 due 10/01/19, repurchase price $44,483, collateralized by a United States Treasury Note, 2.500% due 03/21/23, value plus accrued interest of $45,375 (Cost: $44,481)	$44,481	44,481
GOVERNMENT AND AGENCY SECURITIES - 2.2%
Federal National Mortgage Association, 1.71%, due 10/01/19 (b) (Cost $40,000)	40,000	40,000
TOTAL SHORT-TERM INVESTMENTS - 4.7% (COST $84,481)		84,481
TOTAL INVESTMENTS - 100.5% (COST $1,633,301)		1,795,780
Foreign Currencies (Cost $-8,985) - (0.5)%		(8,984)
Liabilities In Excess of Other Assets - 0.0% (a)		(494)
TOTAL NET ASSETS - 100.0%		$1,786,302

One security, Taiwan Semiconductor Manufacturing Co. Ltd., with aggregate value of $38,315, was valued at a fair value in accordance with procedures established by the Board of Trustees (in thousands).

(a)  Non-income producing security

(b)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

See accompanying Notes to Financial Statements.

Oakmark.com 35

Oakmark Global Select Fund  September 30, 2019

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 09/30/19	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	38,413	$39,269	12/18/19	$38,765	$504
				$38,765	$504

See accompanying Notes to Financial Statements.

36 OAKMARK FUNDS

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Oakmark.com 37

Oakmark International Fund  September 30, 2019

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/19)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Investor Class)	-0.78%	-6.41%	5.74%	2.80%	6.63%	9.06%	09/30/92
MSCI World ex U.S. Index	-0.93%	-0.95%	6.49%	3.06%	4.78%	5.83%
MSCI EAFE Index[17]	-1.07%	-1.34%	6.48%	3.27%	4.90%	5.69%
Lipper International Fund Index[18]	-1.28%	-1.80%	6.05%	3.53%	5.17%	6.59%
Oakmark International Fund (Advisor Class)	-0.78%	-6.34%	N/A	N/A	N/A	5.13%	11/30/16
Oakmark International Fund (Institutional Class)	-0.78%	-6.27%	N/A	N/A	N/A	5.20%	11/30/16
Oakmark International Fund (Service Class)	-0.86%	-6.70%	5.44%	2.48%	6.27%	7.17%	11/04/99

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Glencore PLC	4.0
BNP Paribas SA	4.0
Intesa Sanpaolo SpA	3.9
Daimler AG	3.4
Credit Suisse Group AG	3.4
Continental AG	3.4
CNH Industrial N.V.	3.3
Lloyds Banking Group PLC	3.3
Bayerische Motoren Werke AG	3.1
Bayer AG	2.8
FUND STATISTICS
Ticker*	OAKIX
Number of Equity Holdings	65
Net Assets	$30.9 billion
Weighted Average Market Cap	$40.6 billion
Median Market Cap	$21.6 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.01%
Gross Expense Ratio - Investor Class (as of 09/30/19)*	1.04%
Net Expense Ratio - Investor Class (as of 09/30/19)*†	0.98%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Financials	24.2
Consumer Discretionary	22.4
Industrials	20.1
Communication Services	9.7
Materials	9.5
Information Technology	4.0
Health Care	3.5
Energy	1.4
Consumer Staples	1.3
Short-Term Investments and Other	3.9
GEOGRAPHIC ALLOCATION
% of Equity
Europe	81.4
United Kingdom	22.2
Germany*	17.6
Switzerland	12.2
France*	12.0
Sweden	5.8
Netherlands*	4.1
Italy*	4.0
Ireland*	2.7
Finland*	0.8
Asia	12.0
Japan	4.7
South Korea	3.7
China	1.3
% of Equity
Asia (cont'd)	12.0
Taiwan	1.1
Indonesia	0.7
India	0.5
Australasia	2.2
Australia	2.2
North America	2.1
Canada	1.9
United States	0.2
Africa	1.4
South Africa	1.4
Latin America	0.9
Mexico	0.9

*  Euro currency countries comprise 41.2% of equity investments.

See accompanying Disclosures and Endnotes on page 87.

38 OAKMARK FUNDS

Oakmark International Fund  September 30, 2019

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund declined 6.4% for the fiscal year ended September 30, 2019, underperforming the MSCI World ex U.S. Index16, which declined 1.0% over the same period. For the most recent quarter, the Fund declined 0.8%, compared to the benchmark's decline of 0.9%. However, the Fund has returned an average of 9.1% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 5.8% per year over the same period.

NAVER, an internet company based in South Korea, was the largest contributor for both the fiscal year and most recent quarter. The company's most recent financial results showed accelerated growth in its core search and e-commerce businesses, driven by steady growth in user traffic and improved advertising products. We continue to believe NAVER's core business will grow at a healthy rate as there remains ample room to partner with advertisers and improve the advertiser's ROI. In addition to the strong results from its core business, NAVER announced that it will spin out NAVER Financial, its financial technology business. NAVER Financial is the leading digital payments company in South Korea and has significant scope for growth and monetization. Finally, after several years of investment, NAVER's other platforms, such as Webtoons (one of the largest online comics platforms globally) and V-Live (a live streaming platform for music artists), have begun to monetize and should contribute to strong growth in the future. With accelerating growth, improving profitability and strong market positions across most of its businesses, we continue to believe NAVER is attractively valued.

Continental, a German-based company that is one of Europe's largest manufacturers of tires, automotive parts and industrial products, was the largest detractor for the quarter, declining 12%. In late July, the company issued preliminary second-quarter earnings results and a second-half profit warning. Although the warning itself was somewhat expected, analysts were surprised by the magnitude of the shortfall. In early August, Continental's official second-quarter results showed weaker sales and earnings from the year-ago period, largely driven by the automotive division. At the end of the quarter, the company announced a large restructuring program that impacted 15,000 jobs and targeted 500 million euros of cost savings. We believe that this is a good and necessary decision by management and that more restructuring and portfolio actions will follow. Continental's tire business operates a network of large, modern factories in low-cost countries, which gives the company a benefit over other global tire manufacturers that are burdened with onerous legacy cost structures in smaller, less-automated plants. In its automotive business, Continental has the leading market share in concentrated segments of the automotive supply chain where it derives a good amount of revenue from high value-added components. Further, we believe that secular trends that are affecting the automotive industry, such as connectivity, electrification and autonomous driving, will provide significant growth opportunities in the coming years. Thus, while the company is currently challenged by short-term cyclical issues, we believe it is an attractive long-term investment.

Glencore, based in Switzerland and one of the world's largest mining firms, was the largest detractor for the fiscal year, declining 26%. Weak commodity prices have hurt the company's earnings and share price. Although commodity prices are out of the company's control, management has done an excellent job of maintaining margins across most of its business while working to optimize and ramp production at three sites that have pressured margins and near-term profits. We expect this pressure to ease as production improves at these sites. Shares also retreated on news that the U.S. Commodity Futures Trading Commission (CFTC) was conducting an investigation to determine whether the company's subsidiaries violated certain Commodity Exchange Act provisions or CFTC regulations. Management has pledged to cooperate with the CFTC and assigned the company's investigations committee to manage its response. We do not believe this represents a material risk to Glencore's business. Despite the company's lower earnings, we were pleased that Glencore generated a healthy amount of free cash flow, reaching $3.1 billion at the end of the most recent reporting period, which was ahead of our estimates. Lastly, the company has repurchased $1.3 billion of the current $2 billion share buyback plan and has intentions to complete the program by the end of 2019. Our investment thesis for Glencore remains intact.

During the quarter, we sold our holdings of Alimentation Couche-Tard (Canada) and Danone (France) as they approached our estimates of intrinsic value. We initiated a position in Henkel (Germany), a manufacturer of adhesive solutions and home and beauty care products; OpenText (Canada), an enterprise information management software and solution provider; and UPM-Kymmene (Finland), a manufacturer and distributor of pulp, graphic paper and pressure-sensitive label materials. We also received shares of Prosus (Netherlands) as part of a corporate action related to our holding of Naspers (South Africa). Prosus is a Dutch holding company that was carved out of Naspers during the third quarter, though Naspers retained a 74% stake in the company. Prosus owns stakes in multiple leading internet businesses, such as Tencent (leading social network in China), Delivery Hero (one of the leading food delivery companies), Mail.ru (largest social network in Russia) and Ctrip (largest OTA in China). In addition, the company has a valuable online classifieds business, called OLX, and also controls stakes

See accompanying Disclosures and Endnotes on page 87.

Oakmark.com 39

Oakmark International Fund  September 30, 2019

Portfolio Manager Commentary (continued)

in several other private companies. Similar to our investment thesis with Naspers, we are attracted to Prosus due to its valuable internet holdings, management's strong capital allocation track record and its attractive valuation.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 14% of the Swiss franc exposure was hedged at quarter end.

Geographically, we ended the quarter with approximately 81.4% of our holdings in Europe and the U.K., 12.0% in Asia and 2.2% in Australasia. The remaining positions are 1.4% in South Africa, 2.0% in North America (Canada and the U.S.) and 0.9% in Latin America (Mexico).

We thank you for your continued support.

See accompanying Disclosures and Endnotes on page 87.

40 OAKMARK FUNDS

Oakmark International Fund  September 30, 2019

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.9%
FINANCIALS - 24.2%
BANKS - 14.2%
BNP Paribas SA (France)	25,352	$1,234,346
Intesa Sanpaolo SpA (Italy)	504,873	1,197,148
Lloyds Banking Group PLC (United Kingdom)	1,515,803	1,008,664
Royal Bank of Scotland Group PLC (United Kingdom)	230,766	589,040
Bank Mandiri Persero Tbk PT (Indonesia)	449,311	220,778
Axis Bank, Ltd. (India)	15,357	148,433
		4,398,409
DIVERSIFIED FINANCIALS - 7.6%
Credit Suisse Group AG (Switzerland)	85,239	1,044,935
EXOR N.V. (Netherlands) (a)	9,880	662,053
Schroders PLC (United Kingdom)	11,283	426,580
AMP, Ltd. (Australia) (a)	162,022	199,576
Schroders PLC, Non-Voting (United Kingdom)	31	935
		2,334,079
INSURANCE - 2.4%
Allianz SE (Germany)	2,868	668,396
Willis Towers Watson PLC (United States)	331	63,814
		732,210
		7,464,698
CONSUMER DISCRETIONARY - 22.4%
AUTOMOBILES & COMPONENTS - 13.4%
Daimler AG (Germany)	21,036	1,045,982
Continental AG (Germany)	8,084	1,037,088
Bayerische Motoren Werke AG (Germany)	13,772	969,534
Valeo SA (France) (a)	18,749	607,947
Toyota Motor Corp. (Japan)	7,459	497,811
		4,158,362
RETAILING - 4.5%
Hennes & Mauritz AB (H&M) - Class B (Sweden)	37,463	726,274
Naspers, Ltd. (South Africa)	2,810	425,826
Prosus N.V. (Netherlands) (b)	3,174	232,977
		1,385,077
CONSUMER DURABLES & APPAREL - 2.6%
Cie Financiere Richemont SA (Switzerland)	4,844	355,350
The Swatch Group AG, Bearer Shares (Switzerland)	907	240,736
EssilorLuxottica SA (France)	1,493	215,220
		811,306
CONSUMER SERVICES - 1.9%
Accor SA (France) (a)	13,900	579,492
		6,934,237
	Shares	Value
INDUSTRIALS - 20.1%
CAPITAL GOODS - 14.5%
CNH Industrial N.V. (United Kingdom) (a)	99,146	$1,009,317
Rolls-Royce Holdings PLC (United Kingdom) (b)	67,941	661,948
Ashtead Group PLC (United Kingdom) (a)	20,813	579,383
Komatsu, Ltd. (Japan)	25,118	574,946
Volvo AB, Class B (Sweden)	37,718	529,718
SKF AB, Class B (Sweden) (a)	28,076	464,037
Ferguson PLC (United Kingdom)	4,933	360,523
Smiths Group PLC (United Kingdom)	13,430	259,244
Meggitt PLC (United Kingdom)	5,184	40,478
		4,479,594
TRANSPORTATION - 3.4%
Ryanair Holdings PLC (Ireland) (a) (b) (c)	12,343	819,332
Kuehne + Nagel International AG (Switzerland)	1,666	245,395
		1,064,727
COMMERCIAL & PROFESSIONAL SERVICES - 2.2%
Bureau Veritas SA (France)	11,572	278,751
G4S PLC (United Kingdom) (a)	106,181	247,009
Brambles, Ltd. (Australia)	18,741	144,200
		669,960
		6,214,281
COMMUNICATION SERVICES - 9.7%
MEDIA & ENTERTAINMENT - 9.7%
NAVER Corp. (South Korea)	5,075	666,129
Publicis Groupe SA (France) (a)	13,067	642,598
WPP PLC (United Kingdom)	42,842	536,241
Baidu, Inc. (China) (b) (c)	3,762	386,564
Liberty Global PLC, Class A (United Kingdom) (b)	13,531	334,901
Grupo Televisa SAB (Mexico) (c)	27,065	264,698
Liberty Global PLC, Class C (United Kingdom) (b)	7,282	173,232
		3,004,363
MATERIALS - 9.5%
Glencore PLC (Switzerland)	411,384	1,237,987
thyssenkrupp AG (Germany) (a)	45,209	626,046
LafargeHolcim, Ltd. (Switzerland)	9,678	476,292
Orica, Ltd. (Australia) (a)	21,095	320,927
UPM-Kymmene OYJ (Finland)	7,864	232,450
Akzo Nobel N.V. (Netherlands)	346	30,811
		2,924,513

See accompanying Notes to Financial Statements.

Oakmark.com 41

Oakmark International Fund  September 30, 2019

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.9% (continued)
INFORMATION TECHNOLOGY - 4.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.0%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	36,909	$327,809
ASML Holding N.V. (Netherlands)	1,142	282,877
		610,686
TECHNOLOGY HARDWARE & EQUIPMENT - 1.6%
Samsung Electronics Co., Ltd. (South Korea)	10,543	432,334
Omron Corp. (Japan)	1,347	73,620
		505,954
SOFTWARE & SERVICES - 0.4%
Open Text Corp. (Canada)	2,746	112,024
		1,228,664
HEALTH CARE - 3.5%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.8%
Bayer AG (Germany)	12,181	858,896
HEALTH CARE EQUIPMENT & SERVICES - 0.7%
Olympus Corp. (Japan)	17,425	234,644
		1,093,540
ENERGY - 1.4%
Cenovus Energy, Inc. (Canada)	45,853	430,198
CONSUMER STAPLES - 1.1%
HOUSEHOLD & PERSONAL PRODUCTS - 0.9%
Reckitt Benckiser Group PLC (United Kingdom)	3,448	268,943
Henkel AG & Co. KGaA (Germany)	212	19,419
		288,362
FOOD, BEVERAGE & TOBACCO - 0.2%
Nestlé SA (Switzerland)	295	31,977
Diageo PLC (United Kingdom)	386	15,838
		47,815
		336,177
TOTAL COMMON STOCKS - 95.9% (COST $32,396,120)		29,630,671
PREFERRED STOCKS - 0.2%
CONSUMER STAPLES - 0.2%
HOUSEHOLD & PERSONAL PRODUCTS - 0.2%
Henkel AG & Co. KGaA (Germany)	776	76,749
TOTAL PREFERRED STOCKS - 0.2% (COST $78,845)		76,749
	Par Value	Value
SHORT-TERM INVESTMENTS - 3.3%
GOVERNMENT AND AGENCY SECURITIES - 2.1%
Federal National Mortgage Association, 1.71%, due 10/01/19 (d)	$625,000	$625,000
Federal Home Loan Bank, 1.51%, due 10/01/19 (d)	25,000	25,000
Total Government and Agency Securities - 2.1% (Cost $650,000)		650,000
COMMERCIAL PAPER - 1.0%
MetLife Short Term Funding LLC, 144A, 1.96%, due 10/11/19 - 10/17/19 (d) (e)	100,000	99,912
General Mills, Inc., 144A, 2.18% - 2.31%, due 10/03/19 - 10/10/19 (d) (e)	53,879	53,856
Anthem, Inc., 144A, 2.08% - 2.22%, due 10/03/19 - 10/04/19 (d) (e)	50,000	49,989
Walgreens Boots, 2.27% - 2.32%, due 10/18/19 - 11/19/19 (d)	44,775	44,688
BMW US Capital LLC, 144A, 1.94%, due 10/01/19 (d) (e)	25,000	24,999
Schlumberger Holdings Corp., 144A, 2.18%, due 10/17/19 (d) (e)	15,000	14,983
Campbell Soup Co., 144A, 2.35%, due 11/25/19 (d) (e)	10,000	9,965
Total Commercial Paper - 1.0% (Cost $298,419)		298,392
REPURCHASE AGREEMENT - 0.2%
Fixed Income Clearing Corp. Repurchase Agreement, 1.10% dated 09/30/19 due 10/01/19, repurchase price $78,262, collateralized by a United States Treasury Note, 2.500% due 03/31/23, value plus accrued interest of $79,829 (Cost: $78,260)	78,260	78,260
TOTAL SHORT-TERM INVESTMENTS - 3.3% (COST $1,026,679)		1,026,652
TOTAL INVESTMENTS - 99.4% (COST $33,501,644)		30,734,072
Foreign Currencies (Cost $-3,928) - 0.0% (f)		(4,034)
Other Assets In Excess of Liabilities - 0.6%		181,698
TOTAL NET ASSETS - 100.0%		$30,911,736

See accompanying Notes to Financial Statements.

42 OAKMARK FUNDS

Oakmark International Fund  September 30, 2019

Schedule of Investments (in thousands) (continued)

One security, Taiwan Semiconductor Manufacturing Co. Ltd., with aggregate value of $327,809, was valued at a fair value in accordance with procedures established by the Board of Trustees (in thousands).

(a)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(b)  Non-income producing security

(c)  Sponsored American Depositary Receipt

(d)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(f)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

Oakmark.com 43

Oakmark International Fund  September 30, 2019

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 09/30/19	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	327,871	$335,181	12/18/19	$330,876	$4,305
				$330,876	$4,305

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands). The industry, country or geographic region for each of the below affiliates can be found in the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2018	Value September 30, 2019	Percent of Net Assets
Accor SA	13,900	$306,975	$109,909	$(21,995)	$(73,795)	$18,571	$478,216	$579,492	1.9%
AMP, Ltd. (a)	162,022	27,013	16,822	(17,079)	(138,967)	4,280	345,431	199,576	0.6%
Ashtead Group PLC (a)	20,813	260,318	225,578	13,159	(52,648)	11,062	584,132	579,383	1.9%
CNH Industrial N.V.	99,146	10,149	150,525	(30,168)	(172,464)	20,415	1,352,325	1,009,317	3.3%
EXOR N.V. (a)	9,880	16,556	276,150	38,005	(49,751)	5,457	933,393	662,053	2.1%
G4S PLC	106,181	42,431	34,042	(15,599)	(73,244)	12,043	327,463	247,009	0.8%
Orica, Ltd.	21,095	480	230,650	(129,120)	213,397	13,239	466,819	320,927	1.0%
Publicis Groupe SA	13,067	267,994	384,821	(68,887)	(45,631)	26,613	873,943	642,598	2.1%
Ryanair Holdings PLC	12,343	394,316	0	0	(257,573)	0	682,589	819,332	2.7%
SKF AB, Class B	28,076	31,367	34,028	(11,188)	(78,030)	16,920	555,916	464,037	1.5%
thyssenkrupp AG	45,209	662,224	0	0	(276,558)	5,881	240,380	626,046	2.0%
Valeo SA	18,749	114,220	0	0	(167,212)	26,049	660,938	607,947	2.0%
TOTAL	550,481	$2,134,043	$1,462,525	$(242,872)	$(1,172,476)	$160,530	$7,501,545	$6,757,717	21.9%

(a)  Due to transactions during the year ended September 30, 2019, the company is no longer an affiliate

See accompanying Notes to Financial Statements.

44 OAKMARK FUNDS

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Oakmark.com 45

Oakmark International Small Cap Fund  September 30, 2019

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 09/30/09 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/19)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Investor Class)	-0.81%	-2.91%	4.60%	3.29%	6.01%	8.64%	11/01/95
MSCI World ex U.S. Small Cap Index	-0.27%	-5.62%	5.54%	5.14%	6.93%	N/A
MSCI World ex U.S. Index[16]	-0.93%	-0.95%	6.49%	3.06%	4.78%	5.07%
Lipper International Small Cap Fund Index[20]	-1.94%	-6.19%	5.01%	4.56%	7.40%	N/A
Oakmark International Small Cap Fund (Advisor Class)	-0.68%	-2.72%	N/A	N/A	N/A	5.59%	11/30/16
Oakmark International Small Cap Fund (Institutional Class)	-0.75%	-2.75%	N/A	N/A	N/A	5.66%	11/30/16
Oakmark International Small Cap Fund (Service Class)	-0.82%	-3.11%	4.30%	2.99%	5.69%	8.51%	01/08/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Konecranes OYJ	3.8
Julius Baer Group, Ltd.	3.7
Duerr AG	3.5
BNK Financial Group, Inc.	3.3
Atea ASA	2.8
Incitec Pivot, Ltd.	2.7
ISS A/S	2.7
Pirelli & C SpA	2.6
Azimut Holding SpA	2.6
Controladora Vuela Cia de Aviacion SAB de CV	2.6
FUND STATISTICS
Ticker*	OAKEX
Number of Equity Holdings	60
Net Assets	$1.4 billion
Weighted Average Market Cap	$3.5 billion
Median Market Cap	$2.5 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.36%
Gross Expense Ratio - Investor Class (as of 09/30/19)*	1.38%
Net Expense Ratio - Investor Class (as of 09/30/19)*	1.38%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Industrials	41.2
Financials	17.4
Communication Services	10.0
Consumer Discretionary	7.4
Health Care	5.5
Materials	5.1
Consumer Staples	4.5
Information Technology	3.6
Real Estate	1.2
Short Term Investments and Other	4.1
GEOGRAPHIC ALLOCATION
% of Equity
Europe	70.2
United Kingdom	23.5
Switzerland	10.0
Finland*	6.8
Italy*	6.7
Sweden	4.4
Denmark	3.7
Germany*	3.7
Norway	2.9
Spain*	2.1
Belgium*	1.9
Netherlands*	1.9
France*	1.8
Portugal*	0.8
% of Equity
Asia	13.6
South Korea	5.3
Japan	4.5
Indonesia	3.1
India	0.4
Hong Kong	0.3
Australasia	8.3
Australia	7.1
New Zealand	1.2
Latin America	5.0
Mexico	5.0
North America	2.9
Canada	2.9

*  Euro currency countries comprise 25.7% of equity investments

See accompanying Disclosures and Endnotes on page 87.

46 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2019

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

Justin D. Hance, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund returned –2.9% for the fiscal year that ended September 30, compared to its benchmark, the MSCI World ex U.S. Small Cap Index19, which returned –5.6% for the same period. The Fund slightly underperformed the benchmark for the recent quarter end, returning –0.8%, compared to the MSCI World ex U.S. Small Cap Index return of –0.3% for the period. Since the Fund's inception in November 1995, it has returned an average of 8.6% per year.

The top contributing stock for the quarter was Tower Bersama Infrastructure, an Indonesia-based provider of telecommunications infrastructure support and one of the largest independent tower operators in the country. During the quarter, investors responded favorably to Tower Bersama's first-half earnings report. The company's full-year expectations call for a business mix shift toward the more lucrative co-locations model (in which telecommunications companies lease tower space on a tower that is already constructed). What we value about the co-location model is that once a tower is built, additional tenants come with high incremental returns on capital employed and the Indonesia telco networks will require more of these co-locations over the medium to long term. Overall, we appreciate that management seems to be returns focused, operationally disciplined, financially sophisticated and is invested alongside its shareholders, adding to our confidence in the investment.

For the fiscal one-year period, the top contributing stock to performance was Element Fleet Management, a Canada-based firm, offering acquisition, servicing and financing for vehicles, spanning from cars and trucks to municipal and industrial fleets. The stock's strong performance was driven by significant fundamental improvement and de-leveraging, both of which were initiated by the new CEO Jay Forbes who joined Element in June 2018. Forbes put in place a two-year transformation plan with the goal to leverage Element's leading scale in the North American marketplace, and the initial signs have been quite positive. To date, customer churn has significantly declined, following the completion of a new IT system, and organizational complexity has been significantly reduced. The company's cash flow generation has also improved, enabling Element to reduce its debt and strengthen its balance sheet. The company's recent adoption of a new syndication structure will further reduce balance sheet leverage as the company will be able to sell originated assets to third parties rather than keeping those assets on the balance sheet. This syndication structure will also enable Element to grow more rapidly and further widen its unit cost competitive advantage versus peers. This should lead to an additional increase in return on invested capital and earnings per share.

The past two years have been a period of elevated volatility in equity markets. As we've discussed in the past, we believe the market often overreacts to near-term news flow, which can present opportunity for investors with longer term time horizons.

When looking at our top 10 contributors to fiscal-year 2019 performance, half were among the 10 largest detractors of the fiscal-year 2018 performance. In addition to Element Financial (discussed above), Travis Perkins (U.K.), Azimut Holding (Italy), Sarana Menara Nusantara (Indonesia) and IWG (Switzerland) went from top 10 detractors a year ago to top 10 contributors this year. Volatile markets can be exaggerated, particularly in the small-cap space. We make our investment decisions based on our view of intrinsic value and the discount a company is trading at versus our estimate of fair value, not based on short-term share movements. As the past 12 months have shown, yesterday's losers can quickly become today's winners.

The largest detractor to the Fund's performance for both the quarter and the one-year period was Germany-based Duerr, a global mechanical and plant engineering firm for the automotive industry. Duerr operates in five segments: automotive paint and assembly systems; paint, sealants and adhesives application technology; measuring and process systems; exhaust-air purification and clean technology systems; and woodworking machinery and systems. Late in July, the company pre-released its first-half earnings results and also issued a profit warning for full year 2019, driven by weakness in the HOMAG (maker of wood processing machines) and in the measuring and process systems businesses. In HOMAG, sales in China were cut in half and margins fell short of expectations. In addition, sales weakness plagued the measuring and process systems segment. Slower and lower prepayments for paint shops are also negatively impacting working capital, and Duerr now expects free cash flow to be lower year-over-year. Although the current environment is more challenging than anticipated, we recently met with Duerr's management, and the company is very focused on taking action to improve its financial results. Duerr has a market-leading position in nearly everything it does, and management has a strong track record of value creation and operational improvement. We believe it remains a very attractive investment.

We initiated one new holding in the Fund this quarter: oOh!media, an Australia-based, out-of-home advertising operator with operations focused in Australia and New Zealand. The company provides physical and digital advertising in places, such as airports, restaurants, shopping centers, office buildings and gyms, as well as along the roadside. We eliminated positions in dormakaba Holding (Switzerland) and Ingenico Group (France). Also during the quarter, Panalpina Welttransport (Switzerland) exited the Fund as the company was acquired by portfolio holding DSV (Denmark). In addition, GrandVision (Netherlands) will soon be acquired by EssilorLuxottica (France), and with its stock trading within 5% of its offer price, we exited our position in GrandVision during the quarter.

Geographically, we ended the quarter with approximately 67% of our holdings in Europe and the U.K., 13% in Asia and 8% in

See accompanying Disclosures and Endnotes on page 87.

Oakmark.com 47

Oakmark International Small Cap Fund  September 30, 2019

Portfolio Manager Commentary (continued)

Australasia. The remaining positions are in the Americas with 5% in Latin America (Mexico) and 3% in North America (Canada).

We continue to believe both the Swiss franc and Norwegian krone are overvalued versus the U.S. dollar, so the Fund remains hedged against these currencies. As a result, we ended September with hedges on 12% of the Fund's franc exposure and 17% of the krone exposure.

During this volatile year, we thank you, our shareholders, for your continued confidence and support. We remain committed to finding attractive, undervalued foreign companies with management teams that are dedicated to building shareholder value.

See accompanying Disclosures and Endnotes on page 87.

48 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2019

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.9%
INDUSTRIALS - 41.2%
CAPITAL GOODS - 19.1%
Konecranes OYJ (Finland)	1,689	$54,164
Duerr AG (Germany)	1,937	50,256
Travis Perkins PLC (United Kingdom)	2,259	35,850
Sulzer AG (Switzerland)	252	24,769
Morgan Advanced Materials PLC (United Kingdom)	6,751	21,615
Metso OYJ (Finland)	578	21,575
Howden Joinery Group PLC (United Kingdom)	2,804	19,320
Outotec OYJ (Finland) (a)	3,028	17,755
Bucher Industries AG (Switzerland)	46	14,371
Fluidra SA (Spain) (a)	776	9,203
Wajax Corp. (Canada)	357	4,346
		273,224
COMMERCIAL & PROFESSIONAL SERVICES - 17.5%
ISS A/S (Denmark)	1,540	38,097
Babcock International Group PLC (United Kingdom)	4,638	31,817
Pagegroup PLC (United Kingdom)	5,528	29,850
Mitie Group PLC (United Kingdom) (b)	15,783	28,411
Hays PLC (United Kingdom)	14,254	26,429
Randstad N.V. (Netherlands)	517	25,408
Applus Services SA (Spain)	1,466	19,020
Loomis AB, Class B (Sweden)	502	17,627
IWG PLC (Switzerland)	3,391	17,051
SThree PLC (United Kingdom)	4,227	15,748
		249,458
TRANSPORTATION - 4.6%
Controladora Vuela Cia de Aviacion SAB de CV (Mexico) (a) (c)	3,638	36,418
DSV AS (Denmark)	137	13,053
BBA Aviation PLC (United Kingdom)	2,190	8,407
Freightways, Ltd. (New Zealand)	1,471	7,479
		65,357
		588,039
FINANCIALS - 17.4%
DIVERSIFIED FINANCIALS - 12.3%
Julius Baer Group, Ltd. (Switzerland) (a)	1,204	53,341
Azimut Holding SpA (Italy)	1,962	36,816
Element Fleet Management Corp. (Canada)	4,382	35,058
EFG International AG (Switzerland)	4,287	26,591
Standard Life Aberdeen PLC (United Kingdom)	6,877	24,168
		175,974
BANKS - 5.1%
BNK Financial Group, Inc. (South Korea)	7,751	46,589
DGB Financial Group, Inc. (South Korea)	4,109	25,594
		72,183
		248,157
	Shares	Value
COMMUNICATION SERVICES - 10.0%
MEDIA & ENTERTAINMENT - 6.4%
Criteo SA (France) (a) (c)	1,326	$24,789
Megacable Holdings SAB de CV (Mexico)	5,117	20,607
Hakuhodo DY Holdings, Inc. (Japan)	1,006	14,529
oOh!media, Ltd. (Australia)	6,413	12,379
NOS SGPS SA (Portugal)	1,907	10,411
SKY Network Television, Ltd. (New Zealand)	12,123	8,502
		91,217
TELECOMMUNICATION SERVICES - 3.6%
Tower Bersama Infrastructure Tbk PT (Indonesia)	57,541	24,828
Sarana Menara Nusantara Tbk PT (Indonesia)	391,216	18,052
Bharti Infratel, Ltd. (India)	1,493	5,419
HKBN, Ltd. (Hong Kong)	1,959	3,609
		51,908
		143,125
CONSUMER DISCRETIONARY - 7.4%
AUTOMOBILES & COMPONENTS - 5.7%
Pirelli & C SpA (Italy)	6,381	37,750
Autoliv, Inc. (Sweden)	348	27,434
Dometic Group AB (Sweden)	1,934	15,170
		80,354
CONSUMER SERVICES - 1.7%
Autogrill SpA (Italy)	1,835	17,768
Dignity PLC (United Kingdom)	1,099	6,890
		24,658
		105,012
HEALTH CARE - 5.5%
HEALTH CARE EQUIPMENT & SERVICES - 5.5%
Healius, Ltd. (Australia)	15,662	34,039
ConvaTec Group PLC (United Kingdom)	14,641	31,539
Ansell, Ltd. (Australia)	700	12,949
		78,527
MATERIALS - 5.1%
Incitec Pivot, Ltd. (Australia)	16,923	38,722
DS Smith PLC (United Kingdom)	5,594	24,789
Titan Cement International SA (Belgium) (a)	420	8,691
		72,202
CONSUMER STAPLES - 4.5%
FOOD & STAPLES RETAILING - 2.5%
Sugi Holdings Co., Ltd. (Japan)	661	35,736
HOUSEHOLD & PERSONAL PRODUCTS - 2.0%
Ontex Group N.V. (Belgium)	982	17,678
Kimberly-Clark de Mexico SAB de CV, Class A (Mexico)	5,644	11,334
		29,012
		64,748

See accompanying Notes to Financial Statements.

Oakmark.com 49

Oakmark International Small Cap Fund  September 30, 2019

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.9% (continued)
INFORMATION TECHNOLOGY - 3.6%
SOFTWARE & SERVICES - 2.8%
Atea ASA (Norway)	3,100	$39,871
TECHNOLOGY HARDWARE & EQUIPMENT - 0.8%
Hirose Electric Co., Ltd. (Japan)	94	11,570
		51,441
REAL ESTATE - 1.2%
LSL Property Services PLC (United Kingdom) (b)	5,853	15,473
Countrywide PLC (United Kingdom) (a)	24,069	1,176
		16,649
TOTAL COMMON STOCKS - 95.9% (COST $1,425,135)		1,367,900
	Par Value	Value
SHORT-TERM INVESTMENTS - 3.7%
REPURCHASE AGREEMENT - 1.9%
Fixed Income Clearing Corp. Repurchase Agreement, 1.10% dated 09/30/2019 due 10/01/2019, repurchase price $27,056, collateralized by a United States Treasury Note, 2.500% due 03/31/23, value plus accrued interest of $27,598 (Cost: $27,055)	$27,055	27,055
GOVERNMENT AND AGENCY SECURITIES - 1.8%
Federal National Mortgage Association, 1.71%, due 10/01/19 (d) (Cost $25,000)	25,000	25,000
TOTAL SHORT-TERM INVESTMENTS - 3.7% (COST $52,055)		52,055
TOTAL INVESTMENTS - 99.6% (COST $1,477,190)		1,419,955
Foreign Currencies (Cost $368) - 0.0% (e)		365
Other Assets In Excess of Liabilities - 0.4%		5,428
TOTAL NET ASSETS - 100.0%		$1,425,748

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(c)  Sponsored American Depositary Receipt

(d)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(e)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

50 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2019

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACTS (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 09/30/19	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Norwegian Krona	62,157	$7,209	03/18/20	$6,845	$363
Swiss Franc	14,433	14,755	12/18/19	14,565	190
				$21,410	$553

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands). The industry, country or geographic region for each of the below affiliates can be found in the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2018	Value September 30, 2019	Percent of Net Assets
LSL Property Services PLC	5,853	$0	$8,408	(8,296)	$2,831	$848	$29,346	$15,473	1.1%
Mitie Group PLC (a)	15,783	1,463	20,354	(18,051)	16,150	1,008	49,203	28,411	2.0%
TOTAL	21,636	$1,463	$28,762	$(26,347)	$18,981	$1,856	$78,549	$43,884	3.1%

(a)  Due to transactions during the year ended September 30, 2019, the company is no longer an affiliate

See accompanying Notes to Financial Statements.

Oakmark.com 51

Oakmark Funds

Statements of Assets and Liabilities—September 30, 2019

(in thousands except per share amounts)

	Oakmark Fund		Oakmark Select Fund		Oakmark Equity and Income Fund		Oakmark Global Fund
Assets
Investments in unaffiliated securities, at value (a)	$16,208,597		$4,456,074		$11,870,873		$1,663,176
Investments in affiliated securities, at value (b)	0		0		0		0
Cash	2		0	(c)	103		0
Foreign currency, at value (d)	0	(c)	0		0	(c)	0	(c)
Receivable for:
Securities sold	33,928		0		29,582		303
Fund shares sold	8,247		11,216		3,959		245
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	5,691		197		44,076		910
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		0		0		0
Forward foreign currency contracts	0		0		0		260
Tax reclaim from unaffiliated securities	338		28		381		3,294
Total receivables	48,204		11,441		77,998		5,012
Other assets	1		1		1		1
Total assets	$16,256,804		$4,467,516		$11,948,975		$1,668,189
Liabilities and net assets
Payable for:
Due to custodian	$0		$0		$0		$0
Securities purchased	0		0		11,739		0
Fund shares redeemed	15,341		3,092		95,744		769
Options written, at value	4,239	(e)	1,503	(e)	0		0
Investment advisory fee	1,885		591		1,218		252
Other shareholder servicing fees	2,519		743		2,172		211
Transfer and dividend disbursing agent fees	159		90		103		42
Trustee fees	3		7		4		2
Deferred trustee compensation	1,021		416		1,029		236
Other	728		263		609		307
Total liabilities	25,895		6,705		112,618		1,819
Net assets applicable to Fund shares outstanding	$16,230,909		$4,460,811		$11,836,357		$1,666,370
Analysis of net assets
Paid in capital	$9,828,605		$3,057,767		$7,841,525		$1,312,618
Distributable Earnings	6,402,304		1,403,044		3,994,832		353,752
Net assets applicable to Fund shares outstanding	$16,230,909		$4,460,811		$11,836,357		$1,666,370
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$77.89		$39.20		$30.30		$27.52
Investor Class—Net assets	$9,044,565		$3,154,933		$9,006,697		$1,077,263
Investor Class—Shares outstanding (Unlimited shares authorized)	116,121		80,493		297,294		39,147
Net asset value, offering and redemption price per share: Advisor Class	$77.88		$39.21		$30.31		$27.53
Advisor Class—Net assets	$4,786,428		$638,489		$1,347,630		$262,978
Advisor Class—Shares outstanding (Unlimited shares authorized)	61,457		16,283		44,460		9,551
Net asset value, offering and redemption price per share: Institutional Class	$77.95		$39.23		$30.33		$27.54
Institutional Class—Net assets	$2,302,304		$660,326		$1,188,886		$313,779
Institutional Class—Shares outstanding (Unlimited shares authorized)	29,536		16,834		39,204		11,394
Net asset value, offering and redemption price per share: Service Class (f)	$77.55	(f)	$38.63	(f)	$30.11		$26.68	(f)
Service Class—Net assets	$97,612		$7,063		$293,144		$12,350
Service Class—Shares outstanding (Unlimited shares authorized)	1,259		183		9,736		463
(a) Identified cost of investments in unaffiliated securities.	$11,071,958		$2,979,249		$8,831,776		$1,350,873
(b) Identified cost of investments in affiliated securities.	0		0		0		0
(c) Amount rounds to less than $1,000.
(d) Identified cost of foreign currency.	0		0		0		0
(e) Written options premiums received of $5,768 and $2,046 (in thousands) for the Oakmark Fund and the Oakmark Select Fund, respectively.
(f) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on September 30, 2019.

See accompanying Notes to Financial Statements.

52 OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value (a)	$1,795,780	$25,417,367	$1,404,482
Investments in affiliated securities, at value (b)	0	5,316,705	15,473
Cash	0	0	0
Foreign currency, at value (d)	0	0	365
Receivable for:
Securities sold	8,893	82,483	1,741
Fund shares sold	655	33,040	2,161
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	990	66,830	2,863
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0	4,628	0
Forward foreign currency contracts	504	4,305	553
Tax reclaim from unaffiliated securities	4,102	86,429	3,636
Total receivables	15,144	277,715	10,954
Other assets	1	2	1
Total assets	$1,810,925	$31,011,789	$1,431,275
Liabilities and net assets
Payable for:
Due to custodian	$8,984	$4,034	$0
Securities purchased	13,693	32,252	3,339
Fund shares redeemed	1,085	49,042	1,360
Options written, at value	0	0	0
Investment advisory fee	273	3,862	265
Other shareholder servicing fees	216	4,504	123
Transfer and dividend disbursing agent fees	16	102	17
Trustee fees	1	4	2
Deferred trustee compensation	171	1,527	222
Other	184	4,726	199
Total liabilities	24,623	100,053	5,527
Net assets applicable to Fund shares outstanding	$1,786,302	$30,911,736	$1,425,748
Analysis of net assets
Paid in capital	$1,633,304	$34,516,948	$1,630,172
Distributable Earnings	152,998	(3,605,212)	(204,424)
Net assets applicable to Fund shares outstanding	$1,786,302	$30,911,736	$1,425,748
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$16.81	$22.88	$14.61
Investor Class—Net assets	$798,435	$14,446,486	$546,439
Investor Class—Shares outstanding (Unlimited shares authorized)	47,497	631,532	37,390
Net asset value, offering and redemption price per share: Advisor Class	$16.80	$22.86	$14.64
Advisor Class—Net assets	$449,030	$6,701,351	$142,482
Advisor Class—Shares outstanding (Unlimited shares authorized)	26,724	293,172	9,735
Net asset value, offering and redemption price per share: Institutional Class	$16.81	$22.89	$14.59
Institutional Class—Net assets	$538,837	$9,457,275	$735,795
Institutional Class—Shares outstanding (Unlimited shares authorized)	32,049	413,199	50,425
Net asset value, offering and redemption price per share: Service Class (f)	$0	$23.00	$14.51	(f)
Service Class—Net assets	$0	$306,624	$1,032
Service Class—Shares outstanding (Unlimited shares authorized)	0	13,329	71
(a) Identified cost of investments in unaffiliated securities.	$1,633,301	$26,655,111	$1,460,689
(b) Identified cost of investments in affiliated securities.	0	6,846,533	16,501
(c) Amount rounds to less than $1,000.
(d) Identified cost of foreign currency.	0	0	368
(e) Written options premiums received of $5,768 and $2,046 (in thousands) for the Oakmark Fund and the Oakmark Select Fund, respectively.
(f) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on September 30, 2019.

Oakmark.com 53

Oakmark Funds

Statements of Operations—For the Year Ended September 30, 2019

(in thousands)

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$325,063	$86,618	$171,551	$39,814
Dividends from affiliated securities	0	1,485	0	0
Non-cash dividends from unaffiliated securities	9,093	8,762	0	16,145
Non-cash dividends from affiliated securities	0	0	0	0
Interest income from unaffiliated securities	26,175	6,296	160,751	870
Security lending income	0	0	0	0
Other income	0	0	7	0
Foreign taxes withheld	98	0	(1,871)	(2,216)
Total investment income	360,429	103,161	330,438	54,613
Expenses:
Investment advisory fee	131,570	42,258	91,857	18,483
Transfer and dividend disbursing agent fees	931	492	642	240
Other shareholder servicing fees—Investor Class	17,193	5,644	17,991	1,873
Other shareholder servicing fees—Advisor Class	3,620	217	738	158
Other shareholder servicing fees—Service Class	227	18	671	25
Service fee—Service Class	280	20	803	29
Reports to shareholders (benefit)	769	217	368	28
Custody and accounting fees	567	261	465	325
Registration and blue sky expenses	210	170	136	103
Trustees fees (benefit)	253	(378)	360	(66)
Legal fees	293	158	243	129
Audit and tax services fees	66	27	37	17
Other	478	299	404	239
Total expenses	156,457	49,403	114,715	21,583
Advisory fee waiver	(7,732)	(3,546)	(12,844)	(1,078)
Net expenses	148,725	45,857	101,871	20,505
Net investment income	$211,704	$57,304	$228,567	$34,108
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	1,409,849	194,031	1,035,773	59,026	(a)
Affiliated investments	0	(346,707)	0	0
Forward foreign currency contracts	0	0	0	1,988
Foreign currency transactions	0	0	22	(188)
Purchased options	(19,135)	25,725	0	0
Written options	87,126	20,508	0	0
Net realized gain (loss)	1,477,840	(106,443)	1,035,795	60,826
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(2,949,064)	(653,907)	(1,099,399)	(173,619	)(b)
Affiliated investments	0	54,684	0	0
Forward foreign currency contracts	0	0	0	(263)
Foreign currency translation	0	0	0	(155)
Written options	2,097	543	0	0
Net change in unrealized appreciation (depreciation)	(2,946,967)	(598,680)	(1,099,399)	(174,037)
Net realized and unrealized loss	(1,469,127)	(705,123)	(63,604)	(113,211)
Net increase (decrease) in net assets resulting from operations	$(1,257,423)	$(647,819)	$164,963	$(79,103)

(a)  Net of capital gain withholding taxes of $313 and $5,492 (in thousands) for the Oakmark Global Fund and the Oakmark International Fund, respectively.

(b)  Includes net change in capital gain withholding taxes of $(140) and $(3,874) (in thousands) for the Oakmark Global Fund and the Oakmark International Fund, respectively.
See accompanying Notes to Financial Statements.

54 OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund		Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$59,364	$1,034,931		$47,923
Dividends from affiliated securities	0	130,180		1,856
Non-cash dividends from unaffiliated securities	4,516	249,181		1,203
Non-cash dividends from affiliated securities	0	30,350		0
Interest income from unaffiliated securities	1,175	24,727		922
Security lending income	0	6,141		119
Other income	0	10		0
Foreign taxes withheld	(2,562)	(125,871)		(1,960)
Total investment income	62,493	1,349,649		50,063
Expenses:
Investment advisory fee	20,136	283,461		17,889
Transfer and dividend disbursing agent fees	87	573		97
Other shareholder servicing fees—Investor Class	1,623	28,913		922
Other shareholder servicing fees—Advisor Class	286	5,849		92
Other shareholder servicing fees—Service Class	0	701		2
Service fee—Service Class	0	832		1
Reports to shareholders (benefit)	65	1,960		(66)
Custody and accounting fees	293	4,468		526
Registration and blue sky expenses	108	400		95
Trustees fees (benefit)	307	1,304		(79)
Legal fees	130	507		125
Audit and tax services fees	19	178		14
Other	248	741		251
Total expenses	23,302	329,887		19,869
Advisory fee waiver	(1,312)	(17,719)		0
Net expenses	21,990	312,168		19,869
Net investment income	$40,503	$1,037,481		$30,194
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	(21,088)	(858,237	)(a)	(106,354)
Affiliated investments	0	(242,872)		(26,347)
Forward foreign currency contracts	3,537	37,022		1,994
Foreign currency transactions	(561)	(3,084)		(319)
Purchased options	0	0		0
Written options	0	0		0
Net realized gain (loss)	(18,112)	(1,067,171)		(131,026)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(205,129)	(1,948,953	)(b)	(41,707)
Affiliated investments	0	(1,172,476)		18,981
Forward foreign currency contracts	(483)	(5,272)		395
Foreign currency translation	(120)	(3,691)		(169)
Written options	0	0		0
Net change in unrealized appreciation (depreciation)	(205,732)	(3,130,392)		(22,500)
Net realized and unrealized loss	(223,844)	(4,197,563)		(153,526)
Net increase (decrease) in net assets resulting from operations	$(183,341)	$(3,160,082)		$(123,332)

Oakmark.com 55

Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
From Operations:
Net investment income	$211,704	$144,411
Net realized gain (loss)	1,477,840	1,313,051
Net change in unrealized appreciation (depreciation)	(2,946,967)	773,609
Net increase (decrease) in net assets from operations	(1,257,423)	2,231,071
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(704,953)	(550,522)
Distributions to shareholders—Advisor Class	(375,860)	(100,133)
Distributions to shareholders—Institutional Class	(184,715)	(120,086)
Distributions to shareholders—Service Class	(8,162)	(6,230)
Total distributions to shareholders	(1,273,690)	(776,971)
From Fund share transactions:
Proceeds from shares sold—Investor Class	1,400,721	2,261,721
Proceeds from shares sold—Advisor Class	1,614,415	3,722,462
Proceeds from shares sold—Institutional Class	703,662	1,165,291
Proceeds from shares sold—Service Class	16,608	27,447
Reinvestment of distributions—Investor Class	669,456	509,060
Reinvestment of distributions—Advisor Class	338,369	96,927
Reinvestment of distributions—Institutional Class	170,705	114,291
Reinvestment of distributions—Service Class	5,800	4,007
Payment for shares redeemed—Investor Class	(4,128,928)	(5,282,088)
Payment for shares redeemed—Advisor Class	(1,943,286)	(547,951)
Payment for shares redeemed—Institutional Class	(1,535,491)	(733,978)
Payment for shares redeemed—Service Class	(50,775)	(68,095)
Net increase (decrease) in net assets from Fund share transactions	(2,738,744)	1,269,094
Total increase (decrease) in net assets	(5,269,857)	2,723,194
Net assets:
Beginning of year	21,500,766	18,777,572
End of year	$16,230,909	$21,500,766

See accompanying Notes to Financial Statements.

56 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Fund (continued)
	Year Ended September 30, 2019	Year Ended September 30, 2018
Fund share transactions—Investor Class:
Shares sold	18,386	26,267
Shares issued in reinvestment of dividends	9,363	6,131
Less shares redeemed	(53,506)	(61,908)
Net decrease in shares outstanding	(25,757)	(29,510)
Fund share transactions—Advisor Class:
Shares sold	21,287	43,620
Shares issued in reinvestment of dividends	4,737	1,167
Less shares redeemed	(25,199)	(6,330)
Net increase in shares outstanding	825	38,457
Fund share transactions—Institutional Class:
Shares sold	9,169	13,562
Shares issued in reinvestment of dividends	2,389	1,377
Less shares redeemed	(19,406)	(8,520)
Net increase (decrease) in shares outstanding	(7,848)	6,419
Fund share transactions—Service Class:
Shares sold	221	321
Shares issued in reinvestment of dividends	81	49
Less shares redeemed	(663)	(791)
Net decrease in shares outstanding	(361)	(421)

See accompanying Notes to Financial Statements.

Oakmark.com 57

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
From Operations:
Net investment income	$57,304	$14,624
Net realized gain (loss)	(106,443)	230,349
Net change in unrealized appreciation (depreciation)	(598,680)	(245,831)
Net decrease in net assets from operations	(647,819)	(858)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(151,365)	(196,568)
Distributions to shareholders—Advisor Class	(30,451)	(28,500)
Distributions to shareholders—Institutional Class	(31,261)	(33,290)
Distributions to shareholders—Service Class	(474)	(947)
Total distributions to shareholders	(213,551)	(259,305)
From Fund share transactions:
Proceeds from shares sold—Investor Class	593,984	846,315
Proceeds from shares sold—Advisor Class	187,105	249,464
Proceeds from shares sold—Institutional Class	184,202	233,379
Proceeds from shares sold—Service Class	1,219	2,244
Reinvestment of distributions—Investor Class	141,312	174,064
Reinvestment of distributions—Advisor Class	26,475	27,196
Reinvestment of distributions—Institutional Class	30,237	32,196
Reinvestment of distributions—Service Class	343	692
Payment for shares redeemed—Investor Class	(1,321,468)	(1,301,272)
Payment for shares redeemed—Advisor Class	(183,611)	(107,731)
Payment for shares redeemed—Institutional Class	(284,940)	(149,287)
Payment for shares redeemed—Service Class	(6,552)	(16,160)
Net decrease in net assets from Fund share transactions	(631,694)	(8,900)
Total decrease in net assets	(1,493,064)	(269,063)
Net assets:
Beginning of year	5,953,875	6,222,938
End of year	$4,460,811	$5,953,875

See accompanying Notes to Financial Statements.

58 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund (continued)
	Year Ended September 30, 2019	Year Ended September 30, 2018
Fund share transactions—Investor Class:
Shares sold	15,176	17,795
Shares issued in reinvestment of dividends	3,968	3,719
Less shares redeemed	(34,122)	(27,522)
Net decrease in shares outstanding	(14,978)	(6,008)
Fund share transactions—Advisor Class:
Shares sold	4,844	5,277
Shares issued in reinvestment of dividends	744	581
Less shares redeemed	(4,806)	(2,284)
Net increase in shares outstanding	782	3,574
Fund share transactions—Institutional Class:
Shares sold	4,806	4,918
Shares issued in reinvestment of dividends	850	688
Less shares redeemed	(7,381)	(3,096)
Net increase (decrease) in shares outstanding	(1,725)	2,510
Fund share transactions—Service Class:
Shares sold	32	47
Shares issued in reinvestment of dividends	10	15
Less shares redeemed	(170)	(343)
Net decrease in shares outstanding	(128)	(281)

See accompanying Notes to Financial Statements.

Oakmark.com 59

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
From Operations:
Net investment income	$228,567	$246,520
Net realized gain (loss)	1,035,795	1,135,028
Net change in unrealized appreciation (depreciation)	(1,099,399)	(544,315)
Net increase in net assets from operations	164,963	837,233
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(941,614)	(1,028,274)
Distributions to shareholders—Advisor Class	(129,602)	(117,247)
Distributions to shareholders—Institutional Class	(86,752)	(52,083)
Distributions to shareholders—Service Class	(33,587)	(45,277)
Total distributions to shareholders	(1,191,555)	(1,242,881)
From Fund share transactions:
Proceeds from shares sold—Investor Class	614,595	1,076,379
Proceeds from shares sold—Advisor Class	445,311	1,156,367
Proceeds from shares sold—Institutional Class	560,880	600,636
Proceeds from shares sold—Service Class	54,765	65,361
Reinvestment of distributions—Investor Class	898,151	964,309
Reinvestment of distributions—Advisor Class	104,433	114,065
Reinvestment of distributions—Institutional Class	77,505	49,867
Reinvestment of distributions—Service Class	30,244	40,453
Payment for shares redeemed—Investor Class	(3,842,359)	(3,797,581)
Payment for shares redeemed—Advisor Class	(816,923)	(234,941)
Payment for shares redeemed—Institutional Class	(422,080)	(134,560)
Payment for shares redeemed—Service Class	(204,168)	(264,351)
Net decrease in net assets from Fund share transactions	(2,499,646)	(363,996)
Total decrease in net assets	(3,526,238)	(769,644)
Net assets:
Beginning of year	15,362,595	16,132,239
End of year	$11,836,357	$15,362,595

See accompanying Notes to Financial Statements.

60 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund (continued)
	Year Ended September 30, 2019	Year Ended September 30, 2018
Fund share transactions—Investor Class:
Shares sold	20,829	32,946
Shares issued in reinvestment of dividends	32,506	30,257
Less shares redeemed	(129,988)	(115,720)
Net decrease in shares outstanding	(76,653)	(52,517)
Fund share transactions—Advisor Class:
Shares sold	14,836	34,825
Shares issued in reinvestment of dividends	3,781	3,579
Less shares redeemed	(27,015)	(7,206)
Net increase (decrease) in shares outstanding	(8,398)	31,198
Fund share transactions—Institutional Class:
Shares sold	18,962	18,327
Shares issued in reinvestment of dividends	2,805	1,565
Less shares redeemed	(14,348)	(4,132)
Net increase in shares outstanding	7,419	15,760
Fund share transactions—Service Class:
Shares sold	1,871	2,013
Shares issued in reinvestment of dividends	1,099	1,275
Less shares redeemed	(7,091)	(8,172)
Net decrease in shares outstanding	(4,121)	(4,884)

See accompanying Notes to Financial Statements.

Oakmark.com 61

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
From Operations:
Net investment income	$34,108	$19,629
Net realized gain (loss)	60,826	252,613
Net change in unrealized appreciation (depreciation)	(174,037)	(237,104)
Net increase (decrease) in net assets from operations	(79,103)	35,138
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(149,145)	(127,621)
Distributions to shareholders—Advisor Class	(48,794)	(39,730)
Distributions to shareholders—Institutional Class	(35,358)	(25,397)
Distributions to shareholders—Service Class	(1,591)	(1,620)
Total distributions to shareholders	(234,888)	(194,368)
From Fund share transactions:
Proceeds from shares sold—Investor Class	108,062	164,664
Proceeds from shares sold—Advisor Class	132,079	167,263
Proceeds from shares sold—Institutional Class	75,110	109,691
Proceeds from shares sold—Service Class	2,371	3,827
Reinvestment of distributions—Investor Class	146,749	120,084
Reinvestment of distributions—Advisor Class	41,642	38,466
Reinvestment of distributions—Institutional Class	34,773	25,034
Reinvestment of distributions—Service Class	1,323	1,382
Payment for shares redeemed—Investor Class	(461,815)	(501,876)
Payment for shares redeemed—Advisor Class	(294,484)	(231,717)
Payment for shares redeemed—Institutional Class	(82,656)	(88,710)
Payment for shares redeemed—Service Class	(5,722)	(9,759)
Net decrease in net assets from Fund share transactions	(302,568)	(201,651)
Total decrease in net assets	(616,559)	(360,881)
Net assets:
Beginning of year	2,282,929	2,643,810
End of year	$1,666,370	$2,282,929

See accompanying Notes to Financial Statements.

62 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund (continued)
	Year Ended September 30, 2019	Year Ended September 30, 2018
Fund share transactions—Investor Class:
Shares sold	4,086	4,864
Shares issued in reinvestment of dividends	5,961	3,688
Less shares redeemed	(17,248)	(14,992)
Net decrease in shares outstanding	(7,201)	(6,440)
Fund share transactions—Advisor Class:
Shares sold	5,048	4,941
Shares issued in reinvestment of dividends	1,692	1,182
Less shares redeemed	(10,850)	(7,011)
Net decrease in shares outstanding	(4,110)	(888)
Fund share transactions—Institutional Class:
Shares sold	2,816	3,231
Shares issued in reinvestment of dividends	1,413	769
Less shares redeemed	(3,176)	(2,663)
Net increase in shares outstanding	1,053	1,337
Fund share transactions—Service Class:
Shares sold	91	117
Shares issued in reinvestment of dividends	55	44
Less shares redeemed	(213)	(304)
Net decrease in shares outstanding	(67)	(143)

See accompanying Notes to Financial Statements.

Oakmark.com 63

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
From Operations:
Net investment income	$40,503	$35,000
Net realized gain (loss)	(18,112)	90,070
Net change in unrealized appreciation (depreciation)	(205,732)	(150,120)
Net decrease in net assets from operations	(183,341)	(25,050)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(48,631)	(100,367)
Distributions to shareholders—Advisor Class	(22,415)	(13,449)
Distributions to shareholders—Institutional Class	(29,377)	(37,975)
Total distributions to shareholders	(100,423)	(151,791)
From Fund share transactions:
Proceeds from shares sold—Investor Class	147,783	312,981
Proceeds from shares sold—Advisor Class	258,878	406,970
Proceeds from shares sold—Institutional Class	129,406	316,755
Reinvestment of distributions—Investor Class	46,962	90,867
Reinvestment of distributions—Advisor Class	17,974	13,241
Reinvestment of distributions—Institutional Class	26,197	34,448
Payment for shares redeemed—Investor Class	(646,986)	(923,672)
Payment for shares redeemed—Advisor Class	(246,044)	(92,436)
Payment for shares redeemed—Institutional Class	(307,247)	(130,821)
Net increase (decrease) in net assets from Fund share transactions	(573,077)	28,333
Total decrease in net assets	(856,841)	(148,508)
Net assets:
Beginning of year	2,643,143	2,791,651
End of year	$1,786,302	$2,643,143
Fund share transactions—Investor Class:
Shares sold	8,939	16,114
Shares issued in reinvestment of dividends	3,140	4,762
Less shares redeemed	(40,169)	(48,164)
Net decrease in shares outstanding	(28,090)	(27,288)
Fund share transactions—Advisor Class:
Shares sold	16,263	21,245
Shares issued in reinvestment of dividends	1,203	694
Less shares redeemed	(15,344)	(4,826)
Net increase in shares outstanding	2,122	17,113
Fund share transactions—Institutional Class:
Shares sold	8,038	16,338
Shares issued in reinvestment of dividends	1,753	1,805
Less shares redeemed	(19,704)	(6,865)
Net increase (decrease) in shares outstanding	(9,913)	11,278

See accompanying Notes to Financial Statements.

64 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
From Operations:
Net investment income	$1,037,481	$892,273
Net realized gain (loss)	(1,067,171)	2,422,631
Net change in unrealized appreciation (depreciation)	(3,130,392)	(6,533,163)
Net decrease in net assets from operations	(3,160,082)	(3,218,259)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(1,081,892)	(919,542)
Distributions to shareholders—Advisor Class	(482,915)	(60,615)
Distributions to shareholders—Institutional Class	(657,692)	(290,720)
Distributions to shareholders—Service Class	(21,994)	(15,478)
Total distributions to shareholders	(2,244,493)	(1,286,355)
From Fund share transactions:
Proceeds from shares sold—Investor Class	3,564,054	9,695,235
Proceeds from shares sold—Advisor Class	6,114,124	6,180,935
Proceeds from shares sold—Institutional Class	3,869,391 (a)	7,718,127
Proceeds from shares sold—Service Class	96,529	151,888
Reinvestment of distributions—Investor Class	1,028,969	784,197
Reinvestment of distributions—Advisor Class	299,593	59,372
Reinvestment of distributions—Institutional Class	573,447	253,244
Reinvestment of distributions—Service Class	13,691	10,046
Payment for shares redeemed—Investor Class	(11,805,570)	(13,901,741)
Payment for shares redeemed—Advisor Class	(4,873,953)	(923,852)
Payment for shares redeemed—Institutional Class	(5,611,910)	(2,240,981)
Payment for shares redeemed—Service Class	(192,851)	(252,017)
Net increase (decrease) in net assets from Fund share transactions	(6,924,486)	7,534,453
Total increase (decrease) in net assets	(12,329,061)	3,029,839
Net assets:
Beginning of year	43,240,797	40,210,958
End of year	$30,911,736	$43,240,797

See accompanying Notes to Financial Statements.

Oakmark.com 65

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund (continued)
	Year Ended September 30, 2019	Year Ended September 30, 2018
Fund share transactions—Investor Class:
Shares sold	159,024	340,458
Shares issued in reinvestment of dividends	48,720	27,887
Less shares redeemed	(527,404)	(496,528)
Net decrease in shares outstanding	(319,660)	(128,183)
Fund share transactions—Advisor Class:
Shares sold	276,812	220,376
Shares issued in reinvestment of dividends	14,199	2,111
Less shares redeemed	(217,814)	(34,239)
Net increase in shares outstanding	73,197	188,248
Fund share transactions—Institutional Class:
Shares sold	171,599 (b)	271,962
Shares issued in reinvestment of dividends	27,165	9,003
Less shares redeemed	(250,411)	(81,821)
Net increase (decrease) in shares outstanding	(51,647)	199,144
Fund share transactions—Service Class:
Shares sold	4,286	5,373
Shares issued in reinvestment of dividends	643	355
Less shares redeemed	(8,467)	(8,923)
Net decrease in shares outstanding	(3,538)	(3,195)

(a)  $32,161 were purchased through in-kind transactions.

(b)  1,424 shares were purchased through in-kind transactions.

See accompanying Notes to Financial Statements.

66 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
From Operations:
Net investment income	$30,194	$39,430
Net realized gain (loss)	(131,026)	154,983
Net change in unrealized appreciation (depreciation)	(22,500)	(357,628)
Net decrease in net assets from operations	(123,332)	(163,215)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(54,731)	(60,954)
Distributions to shareholders—Advisor Class	(10,864)	(16,063)
Distributions to shareholders—Institutional Class	(55,242)	(34,570)
Distributions to shareholders—Service Class	(94)	(65)
Total distributions to shareholders	(120,931)	(111,652)
From Fund share transactions:
Proceeds from shares sold—Investor Class	110,434	320,386
Proceeds from shares sold—Advisor Class	95,839	163,934
Proceeds from shares sold—Institutional Class	370,102	320,908
Proceeds from shares sold—Service Class	224	272
Reinvestment of distributions—Investor Class	53,553	57,643
Reinvestment of distributions—Advisor Class	8,540	15,895
Reinvestment of distributions—Institutional Class	45,336	28,214
Reinvestment of distributions—Service Class	59	45
Payment for shares redeemed—Investor Class	(517,718)	(1,056,113)
Payment for shares redeemed—Advisor Class	(278,268)	(181,976)
Payment for shares redeemed—Institutional Class	(442,563)	(234,128)
Payment for shares redeemed—Service Class	(639)	(645)
Redemption fees—Investor Class	61	199
Redemption fees—Advisor Class	3	34
Redemption fees—Institutional Class	47	28
Redemption fees—Service Class	0	0 (a)
Net decrease in net assets from Fund share transactions	(554,990)	(565,304)
Total decrease in net assets	(799,253)	(840,171)
Net assets:
Beginning of year	2,225,001	3,065,172
End of year	$1,425,748	$2,225,001

See accompanying Notes to Financial Statements.

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Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund (continued)
	Year Ended September 30, 2019	Year Ended September 30, 2018
Fund share transactions—Investor Class:
Shares sold	7,877	18,197
Shares issued in reinvestment of dividends	4,135	3,361
Less shares redeemed	(36,659)	(60,845)
Net decrease in shares outstanding	(24,647)	(39,287)
Fund share transactions—Advisor Class:
Shares sold	6,828	9,396
Shares issued in reinvestment of dividends	659	927
Less shares redeemed	(18,974)	(10,514)
Net decrease in shares outstanding	(11,487)	(191)
Fund share transactions—Institutional Class:
Shares sold	26,098	18,288
Shares issued in reinvestment of dividends	3,509	1,646
Less shares redeemed	(31,950)	(13,396)
Net increase (decrease) in shares outstanding	(2,343)	6,538
Fund share transactions—Service Class:
Shares sold	16	16
Shares issued in reinvestment of dividends	5	2
Less shares redeemed	(45)	(38)
Net decrease in shares outstanding	(24)	(20)

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

68 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements

1.  SIGNIFICANT ACCOUNTING POLICIES

Organization

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Equity and Income Fund ("Equity and Income"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), and Oakmark International Small Cap Fund ("Int'l Small Cap"), collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services—Investment Companies. Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Class disclosure

Each Fund offers four classes of shares: Investor Class Shares, Advisor Class Shares, Institutional Class Shares and Service Class Shares. Investor Class, Advisor Class and Institutional Class Shares are offered for purchase directly from the Funds and through certain intermediaries who have entered into an agreement with the Funds' distributor and/or Harris Associates L.P., investment adviser to the Funds (the "Adviser"). Service Class Shares are offered to certain retirement plans, such as 401(k) and profit sharing plans. Service Class Shares pay a service fee at the annual rate of up to 0.25% of the average net assets of Service Class Shares of the Funds. This service fee is paid to intermediaries for performing the services associated with the administration of such retirement plans. Global Select had no outstanding Service Class Shares during the year ended September 30, 2019.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and divided disbursing agent fees, other shareholder servicing fees, and reports to shareholders expenses are specific to each class.

Redemption fees

Effective December 3, 2018, Int'l Small Cap no longer imposes a short-term trading fee on redemptions. As of September 30, 2019, none of the Funds impose a short-term trading fee on redemptions.

Prior to December 3, 2018, Int'l Small Cap imposed a short-term trading fee on redemptions of shares held for 90 days or less to deter abusive trading activities and to help offset two types of costs to the Fund caused by abusive trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee was paid to the Fund and was 2% of the redemption value and was deducted from either the redemption proceeds or from the balance in the account. The "first-in, first-out" ("FIFO") method was used to determine the holding period. Redemption fees collected by the Fund, if any, are included in the Statements of Changes in Net Assets.

Security valuation

The Funds' share prices or net asset values ("NAVs") are calculated as of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. Equity securities principally traded on securities exchanges in the United States and over-the-counter securities are valued at the last sales price or the official closing price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market System. Equity securities principally traded on securities exchanges outside the United States are valued, depending on local convention or regulation, at the last sales price, the last bid or asked price, the mean between the last bid and asked prices, or the official closing price, or are based on a pricing composite as of the close of the regular trading hours on the appropriate exchange or other designated time. Each long-term debt instrument is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. The pricing service may use standard inputs, such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data, including market research publications. For certain security types, additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data. Each short-term debt instrument (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instrument maturing in 61 days or more from the date of valuation is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. Effective July 25, 2019, each short-term debt instrument (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) and money market instrument is valued at the latest bid quotation or an evaluated price from a pricing vendor. If a bid quotation or evaluated price from a pricing vendor is not available for a short-term debt instrument or money market instrument maturing in 60 days or less from date of valuation, such instrument shall be valued at amortized cost. Prior to July 25, 2019, each short-term instrument maturing in 60 days or less from the date of valuation was valued at amortized cost, which approximated market value. Options are valued at the mean of the most recent bid and asked quotations. In the event an option is out-of-the money and no bid is available, a zero value may be assumed as the bid for purposes of calculating the mean of the most recent bid and ask quotations.

Oakmark.com 69

Oakmark Funds

Notes to Financial Statements (continued)

Securities for which quotations are not readily available or securities that may have been affected by a significant event occurring between the close of a foreign market and the close of the NYSE are valued at fair value, determined by or under the direction of the pricing committee authorized by the Board of Trustees. A significant event may include the performance of U.S. markets since the close of foreign markets. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign securities in order to adjust local closing prices for information or events that may occur between the close of certain foreign exchanges and the close of the NYSE.

Fair value measurement

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk and others)

Level 3—significant unobservable inputs (including the assumptions of Harris Associates L.P. (the "Adviser") in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources and unobservable inputs reflect the Adviser's own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2019, in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented in each Fund's Schedule of Investments.

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$15,435,718	$0	$0
Short-Term Investments	0	772,879	0
Put Options Written	(4,239)	0	0
Total	$15,431,479	$772,879	$0
Select
Common Stocks	$4,253,540	$0	$0
Short-Term Investments	0	202,534	0
Put Options Written	(1,503)	0	0
Total	$4,252,037	$202,534	$0
Equity and Income
Common Stocks	$7,130,565	$0	$0
Preferred Stocks	13,039	0	0
Corporate Bonds	0	2,239,147	0
Government and Agency Securities	0	1,436,068	0
Convertible Bonds	0	8,912	0
Short-Term Investments	0	1,043,142	0
Total	$7,143,604	$4,727,269	$0
Global
Common Stocks	$1,595,359	$19,673	$0
Short-Term Investments	0	48,144	0
Forward Foreign Currency Contracts - Assets	0	260	0
Total	$1,595,359	$68,077	$0

70 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Global Select
Common Stocks	$1,672,984	$38,315	$0
Short-Term Investments	0	84,481	0
Forward Foreign Currency Contracts - Assets	0	504	0
Total	$1,672,984	$123,300	$0
International
Common Stocks	$29,302,862	$327,809	$0
Preferred Stocks	76,749	0	0
Short-Term Investments	0	1,026,652	0
Forward Foreign Currency Contracts - Assets	0	4,305	0
Total	$29,379,611	$1,358,766	$0
Int'l Small Cap
Common Stocks	$1,367,900	$0	$0
Short-Term Investments	0	52,055	0
Forward Foreign Currency Contracts - Assets	0	553	0
Total	$1,367,900	$52,608	$0

Offsetting assets and liabilities

ASC 210 requires entities to disclose gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. This disclosure is limited to derivative instruments, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions.

At September 30, 2019, certain Funds held open forward foreign currency contracts that were subject to a foreign exchange settlement and netting agreement with the same counterparty. The agreement includes provisions for general obligations, representations, and certain events of default or termination. The agreement includes provisions for netting arrangements that may reduce credit risk and counterparty risk associated with relevant transactions in the event counterparty fails to meet its obligations. The net recognized assets or liabilities related to open forward foreign currency contracts are presented in the Statements of Assets and Liabilities. The gross recognized assets (appreciation) and liabilities (depreciation) by contract are presented in the forward foreign currency contract table included in the Fund's Schedule of Investments.

At September 30, 2019, each Fund held investments in repurchase agreements. The gross value of these investments and the value of the related collateral are presented in each Fund's Schedule of Investments. The value of the related collateral for each Fund exceeded the value of the repurchase agreements held at period end.

The value of the securities on loan and the value of the related collateral as of period end, if any, are included in the Securities lending section of Note 1 to Financial Statements.

Foreign currency translations

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

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Oakmark Funds

Notes to Financial Statements (continued)

Forward foreign currency contracts

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period, is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

At September 30, 2019, Global, Global Select, International and Int'l Small Cap held non-collateralized, forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is State Street Bank and Trust Company ("State Street") and are listed in the Fund's Schedule of Investments.

For the year ended September 30, 2019, the notional value of forward foreign currency contracts opened and the notional value of settled contracts is listed by Fund in the table below (in thousands):

Fund	Currency Contracts Opened	Currency Contracts Settled
Global	$20,062	$42,713
Global Select	39,269	80,847
International	412,060	858,535
Int'l Small Cap	25,570	43,728

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted on long-term fixed income securities using the yield-to-maturity method. Premium is amortized on long-term fixed income securities using the yield-to-earliest call method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. Each Fund may sell shares of when-issued securities. Typically, a Fund sells when-issued securities when a company announces a spin-off or re-organization, and the post-spin-off or post-re-organization shares begin trading on a when-issued basis prior to the effective date of the corporate action. A sale of a when-issued security is treated as a short sale for accounting purposes. After the effective date, when shares of the new company are received, any shares sold on a when-issued basis will be delivered to the counterparty. At September 30, 2019, none of the Funds had short sales.

When-issued or delayed-delivery securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. At September 30, 2019, none of the Funds held when-issued securities.

Accounting for options

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different

72 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

Oakmark and Select used purchased options for tax management purposes during the year ended September 30, 2019. Oakmark and Select had (in thousands) net realized gains (loss) on purchased options of $(19,135) and $25,725, respectively. There were no outstanding purchased options as of September 30, 2019.

Oakmark and Select used written options for tax management purposes during the year ended September 30, 2019. Oakmark and Select had (in thousands) net realized gains on options written of $87,126 and $20,508, respectively. Written options outstanding, if any, are listed on each Fund's Schedule of Investments.

Credit facility

The Trust has a $200 million committed unsecured line of credit and a $300 million uncommitted unsecured discretionary demand line of credit (the "Facility") with State Street. Borrowings under the Facility bear interest at 1.25% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.20% on the unused committed portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the year ended September 30, 2019.

Expense offset arrangement

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the year ended September 30, 2019, none of the Funds received an expense offset credit.

Repurchase agreements

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. The Adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. At September 30, 2019, all of the Funds held repurchase agreements.

Security lending

Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasury or agency securities maintained on a current basis in an amount at least equal to the fair value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. There could also be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. A Fund may not exercise proxy voting rights for a security that is on loan if it is unable to recall the security prior to the record date. The Trust, on behalf of the Funds, has entered into an agreement with State Street to serve as its agent for the purpose of lending securities and maintaining the collateral account. Security lending income, if any, net of any fees retained by the securities lending agent, is included in the Statements of Operations.

At September 30, 2019, none of the Funds had securities on loan.

Interfund lending

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an interfund lending program. This program provides an alternative credit facility that allows the Funds to lend money to, and borrow money from, each other for temporary purposes (an "Interfund Loan"). All Interfund Loans are subject to conditions pursuant to the SEC exemptive order designed to ensure fair and equitable treatment of participating Funds. Any Interfund Loan would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

Oakmark.com 73

Oakmark Funds

Notes to Financial Statements (continued)

During the year ended September 30, 2019, Int'l Small Cap borrowed money from Equity and Income. The loan in the amount of $30 million was initiated on December 13, 2018, and $8 million was repaid on December 14, 2018, and $22 million on December 17, 2018. The interest rate on the borrowing was 2.495%. The total interest paid by Int'l Small Cap to Equity and Income was $6,654.

Global borrowed money from International. The loan in the amount of $46 million was initiated on April 25, 2019, and $16 million was repaid on April 26, 2019, and $30 million on April 29, 2019. The interest rate on the borrowing was 2.617%. The total interest paid by Global to International was $9,885.

2.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Annual fee rates are as follows:

Fund	Advisory Fees
Oakmark	1.00% up to $2 billion;
0.90% on the next $1 billion;
0.80% on the next $2 billion;
0.75% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.625% on the next $2.5 billion;
0.620% on the next $12.5 billion;
0.615% on the next $10 billion; and
0.610% over $35 billion
Select	1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion
Equity and Income	0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
0.5725% over $28 billion
Fund	Advisory Fees
Global	1.00% up to $2 billion; 0.95% on the next $2 billion; 0.90% on the next $4 billion; and 0.875% over $8 billion
Global Select	1.00% up to $2 billion; 0.95% on the next $1 billion; 0.875% on the next $4 billion; and 0.85% over $7 billion
International	1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;
0.805% on the next $5.5 billion;
0.80% on the next $6.5 billion;
0.795% on the next $7 billion;
0.790% on the next $5 billion;
0.785% on the next $10 billion;
0.775% on the next $5 billion; and
0.770% over $50 billion
Int'l Small Cap	1.25% up to $500 million; 1.10% on the next $1 billion; 1.05% on the next $2 billion; 1.025% on the next $1.5 billion; and 1.00% over $5 billion

The Adviser has contractually agreed, through January 27, 2020, to waive the advisory fee otherwise payable to it by the following percentages with respect to each Fund: 0.043% for Oakmark; 0.074% for Select; 0.099% for Equity and Income; 0.059% for Global; 0.066% for Global Select; and 0.052% for International. When determining whether a Fund's total expenses exceed the additional contractual expense cap described below, a Fund's net advisory fee, reflecting application of the advisory fee waiver, will be used to calculate a Fund's total expenses. The Adviser is not entitled to collect on or make a claim for waived fees that are the subject of this undertaking at any time in the future. This arrangement may only be modified or amended with approval from a Fund and the Adviser. The advisory fees waived for each Fund are included in the Statements of Operations.

The Adviser has contractually agreed, through January 27, 2020, to reimburse each Fund Class to the extent, but only to the extent that the annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Investor Class	Advisor Class	Institutional Class	Service Class
Oakmark	1.50%	1.40%	1.30%	1.75%
Select	1.50	1.40	1.30	1.75
Equity and Income	1.00	0.90	0.80	1.25
Global	1.75	1.65	1.55	2.00
Global Select	1.75	1.65	1.55	2.00
International	2.00	1.90	1.80	2.25
Int'l Small Cap	2.00	1.90	1.80	2.25

74 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

The Adviser is entitled to recoup from assets attributable to any Fund Class amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause that Class' total operating expenses to exceed the expense limitation or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three fiscal years after the year in which the reimbursement occurred. As of September 30, 2019, there were no amounts subject to recoupment.

The Adviser has voluntarily reimbursed certain of the Funds for a portion of Transfer Agency costs. For the year ended September 30, 2019, the Adviser reimbursed $304 and $9,924 to Oakmark and International for transfer agency expenses related to Institutional Class Shares. These amounts are not subject to recovery under the contractual expense reimbursement agreement described above.

The Adviser and/or the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser and the Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of Institutional Class shares of one or more of the Funds or a money market fund as specified by the participant. Benefits would be payable after a stated number of years or retirement from the Board of Trustees. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees' fees in the Statements of Operations. The Trust pays the compensation of the Trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for a portion of the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

3.  FEDERAL INCOME TAXES

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. The Adviser has determined that no income tax provision for uncertain tax positions is required in the Funds' financial statements. Generally, each of the tax years in the four-year period ended September 30, 2019, remains subject to examination by taxing authorities.

At September 30, 2019, the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$11,130,007	$5,311,204	$(236,852)	$5,074,352
Select	2,987,035	1,520,896	(53,361)	1,467,535
Equity and Income	8,830,606	3,139,314	(99,047)	3,040,267
Global	1,359,371	402,607	(98,542)	304,065
Global Select	1,648,253	331,725	(183,694)	148,031
International	33,966,264	2,053,509	(5,281,392)	(3,227,883)
Int'l Small Cap	1,498,265	147,736	(225,493)	(77,757)

As of September 30, 2019, the short and long-term capital losses available to offset future capital gains were as follows (in thousands):

	Short-Term	Long-Term	Total
Select	$98,731	$—	$98,731
Global Select	19,456	—	19,456
International	935,272	54,756	990,028
Int'l Small Cap	90,339	40,596	130,935

Oakmark.com 75

Oakmark Funds

Notes to Financial Statements (continued)

At September 30, 2019, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$129,713	$1,199,242	$1,328,955
Select	34,618	0	34,618
Equity and Income	150,946	804,595	955,541
Global	14,482	35,717	50,199
Global Select	24,757	0	24,757
International	621,102	0	621,102
Int'l Small Cap	4,613	0	4,613

During the year ended September 30, 2019, and the year ended September 30, 2018, the tax character of distributions paid was as follows (in thousands):

	Year Ended September 30, 2019		Year Ended September 30, 2018
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$127,332	$1,146,358	$97,783	$679,188
Select	10,491	203,060	19,611	239,694
Equity and Income	225,245	966,310	216,186	1,026,695
Global	20,657	214,231	36,069	158,299
Global Select	30,476	69,947	26,254	125,537
International	703,498	1,540,995	580,203	706,152
Int'l Small Cap	23,599	97,332	37,632	74,020

On September 30, 2019, the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee-deferred compensation expenses, passive foreign investment companies, foreign currency contracts and deferrals of capital losses on wash sales. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to equalization debits and distribution re-designations. Permanent differences are recorded in their respective component of the Analysis of Net Assets for the year ended September 30, 2019.

During the year ended September 30, 2019, the following amounts were classified due to permanent differences between book and tax accounting (in thousands):

Fund	Paid in Capital	Distributable Earnings
Oakmark	$544,996	$(544,996)
Select	45,264	(45,264)
Equity and Income	367,526	(367,526)
Global	59,584	(59,584)
Global Select	38,638	(38,638)
International	889,040	(889,040)
Int'l Small Cap	66,952	(66,952)

4.  INVESTMENT TRANSACTIONS

For the year ended September 30, 2019, transactions in investment securities (excluding short-term, in-kind transactions and U.S. government securities) were as follows (in thousands):

	Oakmark	Select	Equity & Income	Global	Global Select	International	Int'l Small Cap
Purchases	$8,654,626	$2,036,748	$1,244,670	$348,625	$403,754	$11,550,571	$580,081
Proceeds from sales	12,144,462	2,792,534	3,336,833	832,754	1,038,206	19,033,933	1,195,835

76 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Purchases at cost and proceeds from sales (in thousands) of long-term U.S. government securities for the year ended September 30, 2019, were $9,807 and $516,753, respectively, for Equity and Income.

During the year ended September 30, 2019, Oakmark, Select and Global Select engaged in purchase transactions (in thousands) totaling $96,893, $40,682 and $15,758, respectively, with funds that have a common investment advisor. Oakmark, Select, Global, Global Select, International and Int'l Small Cap engaged in sale transactions (in thousands) totaling $40,682, $81,761, $3,187, $12,561, $12,571 and $547, respectively, with funds that have a common investment advisor. These transactions complied with Rule 17a-7 under the 1940 act.

During the year ended September 30, 2019, International had an in-kind purchase transaction of $32,161.

5.  INVESTMENTS IN AFFILIATED ISSUERS

A company was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the year ended September 30, 2019. Purchase and sale transactions and dividend and interest income earned during the period on these securities are listed after the applicable Fund's Schedule of Investments.

6.  SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events existing in the Funds' financial statements. The Adviser has determined that there are no material events that would require adjustment or disclosure in the Funds' financial statements through the date of the publication of this report.

Oakmark.com 77

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Fund
Investor Class
9/30/19	$88.99	0.88	(a)	(6.43)	(5.55)	(0.50)	(5.05)	(5.55)	0.00
9/30/18	$82.85	0.58	(a)	8.99	9.57	(0.40)	(3.03)	(3.43)	0.00
9/30/17	$68.70	0.76		15.26	16.02	(0.77)	(1.10)	(1.87)	0.00
9/30/16	$60.93	0.82		7.85	8.67	(0.60)	(0.30)	(0.90)	0.00
9/30/15	$68.46	0.59		(3.57)	(2.98)	(0.42)	(4.13)	(4.55)	0.00
Advisor Class
9/30/19	$89.07	0.96	(a)	(6.46)	(5.50)	(0.64)	(5.05)	(5.69)	0.00
9/30/18	$82.97	0.68	(a)	8.99	9.67	(0.54)	(3.03)	(3.57)	0.00
9/30/17(c)	$71.35	0.66	(a)	10.96	11.62	0.00	0.00	0.00	0.00
Institutional Class
9/30/19	$89.09	1.01	(a)	(6.44)	(5.43)	(0.66)	(5.05)	(5.71)	0.00
9/30/18	$82.97	0.72	(a)	8.99	9.71	(0.56)	(3.03)	(3.59)	0.00
9/30/17(c)	$71.35	0.67	(a)	10.95	11.62	0.00	0.00	0.00	0.00
Service Class
9/30/19	$88.54	0.66	(a)	(6.37)	(5.71)	(0.23)	(5.05)	(5.28)	0.00
9/30/18	$82.48	0.33	(a)	8.95	9.28	(0.19)	(3.03)	(3.22)	0.00
9/30/17	$68.34	0.47	(a)	15.28	15.75	(0.51)	(1.10)	(1.61)	0.00
9/30/16	$60.59	0.59		7.83	8.42	(0.37)	(0.30)	(0.67)	0.00
9/30/15	$68.18	0.38	(a)	(3.56)	(3.18)	(0.28)	(4.13)	(4.41)	0.00
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Includes interest expense that amounts to less than 0.01%.
(c) Commenced on 11/30/2016.
Oakmark Select Fund
Investor Class
9/30/19	$45.84	0.45	(a)	(5.37)	(4.92)	(0.06)	(1.66)	(1.72)	0.00
9/30/18	$47.84	0.09	(a)	(0.08)	0.01	(0.14)	(1.87)	(2.01)	0.00
9/30/17	$40.99	0.17		8.78	8.95	(0.40)	(1.70)	(2.10)	0.00
9/30/16	$36.79	0.39		3.93	4.32	(0.12)	0.00	(0.12)	0.00
9/30/15	$44.71	0.08	(a)	(2.60)	(2.52)	0.00	(5.40)	(5.40)	0.00
Advisor Class
9/30/19	$45.90	0.52	(a)	(5.41)	(4.89)	(0.14)	(1.66)	(1.80)	0.00
9/30/18	$47.90	0.16	(a)	(0.08)	0.08	(0.21)	(1.87)	(2.08)	0.00
9/30/17(b)	$41.93	0.20	(a)	5.77	5.97	0.00	0.00	0.00	0.00
Institutional Class
9/30/19	$45.91	0.54	(a)	(5.40)	(4.86)	(0.16)	(1.66)	(1.82)	0.00
9/30/18	$47.91	0.17	(a)	(0.08)	0.09	(0.22)	(1.87)	(2.09)	0.00
9/30/17(b)	$41.93	0.22	(a)	5.76	5.98	0.00	0.00	0.00	0.00
Service Class
9/30/19	$45.23	0.35	(a)	(5.29)	(4.94)	0.00	(1.66)	(1.66)	0.00
9/30/18	$47.21	(0.03	)(a)	(0.08)	(0.11)	0.00	(1.87)	(1.87)	0.00
9/30/17	$40.44	0.05	(a)	8.68	8.73	(0.26)	(1.70)	(1.96)	0.00
9/30/16	$36.31	0.23	(a)	3.90	4.13	0.00	0.00	0.00	0.00
9/30/15	$44.32	(0.05	)(a)	(2.56)	(2.61)	0.00	(5.40)	(5.40)	0.00
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.

78 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets		Portfolio Turnover Rate
Oakmark Fund
Investor Class
9/30/19	$77.89	-5.68%	$9,044.6	0.88%		1.13%	0.92%		51%
9/30/18	$88.99	11.84%	$12,626.2	0.85%		0.68%	0.89%		29%
9/30/17	$82.85	23.79%	$14,200.2	0.86%		0.91%	0.90%		19%
9/30/16	$68.70	14.36%	$14,636.0	0.89%		1.14%	0.89%		20%
9/30/15	$60.93	-4.87%	$16,445.0	0.85	%(b)	0.92%	0.85	%(b)	33%
Advisor Class
9/30/19	$77.88	-5.59%	$4,786.4	0.78%		1.23%	0.82%		51%
9/30/18	$89.07	11.96%	$5,400.6	0.73%		0.79%	0.77%		29%
9/30/17(c)	$82.97	16.29%	$1,839.8	0.72	%†	1.01%†	0.76	%†	19%
Institutional Class
9/30/19	$77.95	-5.51%	$2,302.3	0.70%		1.29%	0.75%		51%
9/30/18	$89.09	12.01%	$3,330.6	0.70%		0.83%	0.74%		29%
9/30/17(c)	$82.97	16.29%	$2,569.2	0.68	%†	1.02%†	0.73	%†	19%
Service Class
9/30/19	$77.55	-5.93%	$97.6	1.15%		0.86%	1.19%		51%
9/30/18	$88.54	11.51%	$143.4	1.13%		0.39%	1.17%		29%
9/30/17	$82.48	23.45%	$168.4	1.14%		0.63%	1.18%		19%
9/30/16	$68.34	14.00%	$177.2	1.21%		0.86%	1.21%		20%
9/30/15	$60.59	-5.19%	$194.4	1.19	%(b)	0.57%	1.19	%(b)	33%
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Includes interest expense that amounts to less than 0.01%.
(c) Commenced on 11/30/2016.
Oakmark Select Fund
Investor Class
9/30/19	$39.20	-10.34%	$3,154.9	1.00%		1.14%	1.08%		45%
9/30/18	$45.84	-0.08%	$4,376.3	0.97%		0.20%	1.04%		41%
9/30/17	$47.84	22.61%	$4,854.7	0.96%		0.39%	1.03%		22%
9/30/16	$40.99	11.76%	$4,962.7	0.98%		0.92%	0.98%		38%
9/30/15	$36.79	-6.75%	$5,499.3	0.95%		0.20%	0.95%		46%
Advisor Class
9/30/19	$39.21	-10.24%	$638.5	0.86%		1.31%	0.94%		45%
9/30/18	$45.90	0.08%	$711.4	0.82%		0.34%	0.89%		41%
9/30/17(b)	$47.90	14.24%	$571.3	0.81	%†	0.54%†	0.89	%†	22%
Institutional Class
9/30/19	$39.23	-10.18%	$660.3	0.82%		1.36%	0.90%		45%
9/30/18	$45.91	0.10%	$852.0	0.79%		0.37%	0.86%		41%
9/30/17(b)	$47.91	14.26%	$768.9	0.79	%†	0.58%†	0.87	%†	22%
Service Class
9/30/19	$38.63	-10.55%	$7.1	1.24%		0.89%	1.31%		45%
9/30/18	$45.23	-0.32%	$14.1	1.23%		(0.06)%	1.30%		41%
9/30/17	$47.21	22.29%	$27.9	1.24%		0.11%	1.31%		22%
9/30/16	$40.44	11.37%	$34.6	1.32%		0.62%	1.32%		38%
9/30/15	$36.31	-7.04%	$36.8	1.27%		(0.12)%	1.27%		46%
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.

Oakmark.com 79

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Equity and Income Fund
Investor Class
9/30/19	$32.52	0.52	(a)	(0.04)	0.48	(0.50)	(2.20)	(2.70)	0.00
9/30/18	$33.41	0.49	(a)	1.22	1.71	(0.43)	(2.17)	(2.60)	0.00
9/30/17	$30.20	0.58		3.89	4.47	(0.47)	(0.79)	(1.26)	0.00
9/30/16	$29.98	0.36	(a)	1.73	2.09	(0.34)	(1.53)	(1.87)	0.00
9/30/15	$33.65	0.36		(1.04)	(0.68)	(0.27)	(2.72)	(2.99)	0.00
Advisor Class
9/30/19	$32.55	0.55	(a)	(0.03)	0.52	(0.56)	(2.20)	(2.76)	0.00
9/30/18	$33.46	0.56	(a)	1.20	1.76	(0.50)	(2.17)	(2.67)	0.00
9/30/17(b)	$29.97	0.55	(a)	2.94	3.49	0.00	0.00	0.00	0.00
Institutional Class
9/30/19	$32.56	0.59	(a)	(0.05)	0.54	(0.57)	(2.20)	(2.77)	0.00
9/30/18	$33.46	0.58	(a)	1.19	1.77	(0.50)	(2.17)	(2.67)	0.00
9/30/17(b)	$29.97	0.59	(a)	2.90	3.49	0.00	0.00	0.00	0.00
Service Class
9/30/19	$32.29	0.44	(a)	(0.02)	0.42	(0.40)	(2.20)	(2.60)	0.00
9/30/18	$33.19	0.40	(a)	1.21	1.61	(0.34)	(2.17)	(2.51)	0.00
9/30/17	$30.00	0.45		3.90	4.35	(0.37)	(0.79)	(1.16)	0.00
9/30/16	$29.75	0.26	(a)	1.73	1.99	(0.21)	(1.53)	(1.74)	0.00
9/30/15	$33.41	0.25		(1.03)	(0.78)	(0.16)	(2.72)	(2.88)	0.00
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
Oakmark Global Fund
Investor Class
9/30/19	$32.21	0.50	(a)	(1.71)	(1.21)	(0.29)	(3.19)	(3.48)	0.00
9/30/18	$34.32	0.25		0.12	0.37	(0.30)	(2.18)	(2.48)	0.00
9/30/17	$26.36	0.29	(a)	7.97	8.26	(0.30)	0.00	(0.30)	0.00
9/30/16	$26.34	0.32		0.48	0.80	(0.31)	(0.47)	(0.78)	0.00
9/30/15	$30.34	0.25	(a)	(2.16)	(1.91)	(0.35)	(1.74)	(2.09)	0.00
Advisor Class
9/30/19	$32.22	0.49	(a)	(1.66)	(1.17)	(0.33)	(3.19)	(3.52)	0.00
9/30/18	$34.36	0.30		0.10	0.40	(0.36)	(2.18)	(2.54)	0.00
9/30/17(b)	$27.22	0.24	(a)	6.90	7.14	0.00	0.00	0.00	0.00
Institutional Class
9/30/19	$32.25	0.59	(a)	(1.75)	(1.16)	(0.36)	(3.19)	(3.55)	0.00
9/30/18	$34.38	0.31		0.12	0.43	(0.38)	(2.18)	(2.56)	0.00
9/30/17(b)	$27.22	0.26		6.90	7.16	0.00	0.00	0.00	0.00
Service Class
9/30/19	$31.27	0.44	(a)	(1.68)	(1.24)	(0.16)	(3.19)	(3.35)	0.00
9/30/18	$33.40	0.14		0.13	0.27	(0.22)	(2.18)	(2.40)	0.00
9/30/17	$25.65	(0.14)		8.11	7.97	(0.22)	0.00	(0.22)	0.00
9/30/16	$25.62	0.21	(a)	0.47	0.68	(0.18)	(0.47)	(0.65)	0.00
9/30/15	$29.57	0.13	(a)	(2.10)	(1.97)	(0.24)	(1.74)	(1.98)	0.00
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
80 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Equity and Income Fund
Investor Class
9/30/19	$30.30	2.29%	$9,006.7	0.81%	1.74%	0.91%	11%
9/30/18	$32.52	5.29%	$12,159.5	0.78%	1.51%	0.88%	23%
9/30/17	$33.41	15.30%	$14,249.1	0.78%	1.71%	0.87%	18%
9/30/16	$30.20	7.34%	$15,367.7	0.79%	1.22%	0.79%	18%
9/30/15	$29.98	-2.53%	$17,285.5	0.75%	1.06%	0.75%	25%
Advisor Class
9/30/19	$30.31	2.41%	$1,347.6	0.68%	1.86%	0.78%	11%
9/30/18	$32.55	5.42%	$1,720.5	0.64%	1.72%	0.74%	23%
9/30/17(b)	$33.46	11.64%	$724.7	0.61%†	2.07%†	0.71%†	18%
Institutional Class
9/30/19	$30.33	2.49%	$1,188.9	0.63%	1.96%	0.72%	11%
9/30/18	$32.56	5.47%	$1,035.0	0.59%	1.77%	0.69%	23%
9/30/17(b)	$33.46	11.64%	$536.3	0.59%†	2.19%†	0.69%†	18%
Service Class
9/30/19	$30.11	2.05%	$293.1	1.05%	1.48%	1.15%	11%
9/30/18	$32.29	4.99%	$447.5	1.05%	1.23%	1.15%	23%
9/30/17	$33.19	14.95%	$622.1	1.05%	1.44%	1.14%	18%
9/30/16	$30.00	7.02%	$744.2	1.10%	0.90%	1.10%	18%
9/30/15	$29.75	-2.84%	$900.7	1.09%	0.71%	1.09%	25%
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
Oakmark Global Fund
Investor Class
9/30/19	$27.52	-2.48%	$1,077.3	1.17%	1.82%	1.23%	20%
9/30/18	$32.21	1.02%	$1,492.7	1.15%	0.68%	1.21%	25%
9/30/17	$34.32	31.64%	$1,811.8	1.15%	0.96%	1.21%	32%
9/30/16	$26.36	2.93%	$2,328.9	1.17%	1.14%	1.17%	32%
9/30/15	$26.34	-6.92%	$2,950.8	1.12%	0.86%	1.12%	36%
Advisor Class
9/30/19	$27.53	-2.35%	$263.0	1.05%	1.79%	1.10%	20%
9/30/18	$32.22	1.10%	$440.2	1.06%	0.89%	1.12%	25%
9/30/17(b)	$34.36	26.23%	$499.9	1.01%†	0.89%†	1.07%†	32%
Institutional Class
9/30/19	$27.54	-2.30%	$313.8	1.00%	2.17%	1.06%	20%
9/30/18	$32.25	1.18%	$333.5	0.98%	0.93%	1.04%	25%
9/30/17(b)	$34.38	26.30%	$309.6	0.96%†	1.55%†	1.02%†	32%
Service Class
9/30/19	$26.68	-2.71%	$12.3	1.41%	1.66%	1.47%	20%
9/30/18	$31.27	0.73%	$16.6	1.44%	0.43%	1.50%	25%
9/30/17	$33.40	31.27%	$22.5	1.42%	0.63%	1.48%	32%
9/30/16	$25.65	2.60%	$25.6	1.50%	0.82%	1.50%	32%
9/30/15	$25.62	-7.33%	$32.3	1.52%	0.46%	1.52%	36%
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.

Oakmark.com 81

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Global Select Fund
Investor Class
9/30/19	$18.58	0.31	(a)	(1.31)	(1.00)	(0.22)	(0.55)	(0.77)	0.00
9/30/18	$19.78	0.22	(a)	(0.36)	(0.14)	(0.17)	(0.89)	(1.06)	0.00
9/30/17	$15.81	0.26		3.88	4.14	(0.17)	0.00	(0.17)	0.00
9/30/16	$15.19	0.18		1.31	1.49	(0.13)	(0.74)	(0.87)	0.00
9/30/15	$16.63	0.12		(0.65)	(0.53)	(0.14)	(0.77)	(0.91)	0.00
Advisor Class
9/30/19	$18.60	0.37	(a)	(1.37)	(1.00)	(0.25)	(0.55)	(0.80)	0.00
9/30/18	$19.81	0.25	(a)	(0.37)	(0.12)	(0.20)	(0.89)	(1.09)	0.00
9/30/17(b)	$16.39	0.25	(a)	3.17	3.42	0.00	0.00	0.00	0.00
Institutional Class
9/30/19	$18.61	0.35	(a)	(1.34)	(0.99)	(0.26)	(0.55)	(0.81)	0.00
9/30/18	$19.81	0.27	(a)	(0.37)	(0.10)	(0.21)	(0.89)	(1.10)	0.00
9/30/17(b)	$16.39	0.23	(a)	3.19	3.42	0.00	0.00	0.00	0.00
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
Oakmark International Fund
Investor Class
9/30/19	$26.14	0.64	(a)	(2.43)	(1.79)	(0.44)	(1.03)	(1.47)	0.00
9/30/18	$28.77	0.60		(2.36)	(1.76)	(0.39)	(0.48)	(0.87)	0.00
9/30/17	$21.66	0.44		7.01	7.45	(0.34)	0.00	(0.34)	0.00
9/30/16	$21.34	0.36	(a)	1.04	1.40	(0.50)	(0.58)	(1.08)	0.00
9/30/15	$25.01	0.46		(2.55)	(2.09)	(0.51)	(1.07)	(1.58)	0.00
Advisor Class
9/30/19	$26.17	0.76	(a)	(2.54)	(1.78)	(0.50)	(1.03)	(1.53)	0.00
9/30/18	$28.82	0.70	(a)	(2.44)	(1.74)	(0.43)	(0.48)	(0.91)	0.00
9/30/17(b)	$21.96	0.53	(a)	6.33	6.86	0.00	0.00	0.00	0.00
Institutional Class
9/30/19	$26.19	0.73	(a)	(2.50)	(1.77)	(0.50)	(1.03)	(1.53)	0.00
9/30/18	$28.82	0.63	(a)	(2.35)	(1.72)	(0.43)	(0.48)	(0.91)	0.00
9/30/17(b)	$21.96	0.46	(a)	6.40	6.86	0.00	0.00	0.00	0.00
Service Class
9/30/19	$26.26	0.61	(a)	(2.48)	(1.87)	(0.36)	(1.03)	(1.39)	0.00
9/30/18	$28.90	0.57		(2.42)	(1.85)	(0.31)	(0.48)	(0.79)	0.00
9/30/17	$21.74	0.46		6.96	7.42	(0.26)	0.00	(0.26)	0.00
9/30/16	$21.40	0.29	(a)	1.04	1.33	(0.41)	(0.58)	(0.99)	0.00
9/30/15	$25.07	0.36	(a)	(2.55)	(2.19)	(0.41)	(1.07)	(1.48)	0.00
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.

82 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Global Select Fund
Investor Class
9/30/19	$16.81	-4.90%	$798.4	1.18%	1.88%	1.25%	21%
9/30/18	$18.58	-0.86%	$1,404.8	1.12%	1.15%	1.19%	26%
9/30/17	$19.78	26.41%	$2,035.3	1.12%	1.25%	1.18%	39%
9/30/16	$15.81	9.92%	$2,037.1	1.15%	1.12%	1.15%	17%
9/30/15	$15.19	-3.44%	$2,033.4	1.13%	0.70%	1.13%	48%
Advisor Class
9/30/19	$16.80	-4.85%	$449.0	1.07%	2.25%	1.14%	21%
9/30/18	$18.60	-0.75%	$457.6	1.02%	1.32%	1.09%	26%
9/30/17(b)	$19.81	20.87%	$148.4	1.00%†	1.58%†	1.07%†	39%
Institutional Class
9/30/19	$16.81	-4.79%	$538.8	1.01%	2.15%	1.07%	21%
9/30/18	$18.61	-0.66%	$780.8	0.96%	1.39%	1.03%	26%
9/30/17(b)	$19.81	20.87%	$608.0	0.94%†	1.46%†	1.00%†	39%
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
Oakmark International Fund
Investor Class
9/30/19	$22.88	-6.41%	$14,446.5	0.98%	2.84%	1.04%	35%
9/30/18	$26.14	-6.33%	$24,866.2	0.96%	1.84%	1.01%	36%
9/30/17	$28.77	34.88%	$31,058.2	0.95%	1.72%	1.00%	41%
9/30/16	$21.66	6.66%	$23,277.7	1.00%	1.72%	1.00%	44%
9/30/15	$21.34	-8.98%	$25,915.2	0.95%	1.81%	0.95%	48%
Advisor Class
9/30/19	$22.86	-6.34%	$6,701.4	0.90%	3.35%	0.95%	35%
9/30/18	$26.17	-6.25%	$5,757.4	0.83%	2.53%	0.88%	36%
9/30/17(b)	$28.82	31.24%	$914.3	0.81%†	2.42%†	0.86%†	41%
Institutional Class
9/30/19	$22.89	-6.27%	$9,457.3	0.81%	3.20%	0.86%	35%
9/30/18	$26.19	-6.16%	$12,174.4	0.79%	2.25%	0.84%	36%
9/30/17(b)	$28.82	31.24%	$7,658.7	0.77%†	2.06%†	0.83%†	41%
Service Class
9/30/19	$23.00	-6.70%	$306.6	1.24%	2.68%	1.29%	35%
9/30/18	$26.26	-6.59%	$442.9	1.24%	1.53%	1.29%	36%
9/30/17	$28.90	34.51%	$579.7	1.22%	1.38%	1.27%	41%
9/30/16	$21.74	6.32%	$532.3	1.34%	1.38%	1.34%	44%
9/30/15	$21.40	-9.31%	$559.1	1.33%	1.48%	1.33%	48%
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.

Oakmark.com 83

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark International Small Cap Fund
Investor Class
9/30/19	$16.34	0.27	(a)	(0.89)	(0.62)	(0.20)	(0.91)	(1.11)	0.00	(b)
9/30/18	$18.12	0.23	(a)	(1.37)	(1.14)	(0.14)	(0.50)	(0.64)	0.00	(b)
9/30/17	$14.84	0.23	(a)	3.50	3.73	(0.36)	(0.09)	(0.45)	0.00	(b)
9/30/16	$14.63	0.42	(a)	0.51	0.93	(0.36)	(0.36)	(0.72)	0.00	(b)
9/30/15	$16.38	0.19	(a)	(0.78)	(0.59)	(0.26)	(0.90)	(1.16)	0.00	(b)
Advisor Class
9/30/19	$16.33	0.31	(a)	(0.90)	(0.59)	(0.19)	(0.91)	(1.10)	0.00	(b)
9/30/18	$18.14	0.25		(1.38)	(1.13)	(0.18)	(0.50)	(0.68)	0.00	(b)
9/30/17(c)	$14.16	0.19	(a)	3.79	3.98	0.00	0.00	0.00	0.00	(b)
Institutional Class
9/30/19	$16.36	0.29	(a)	(0.90)	(0.61)	(0.25)	(0.91)	(1.16)	0.00	(b)
9/30/18	$18.15	0.26		(1.36)	(1.10)	(0.19)	(0.50)	(0.69)	0.00	(b)
9/30/17(c)	$14.16	0.21	(a)	3.78	3.99	0.00	0.00	0.00	0.00	(b)
Service Class
9/30/19	$16.21	0.24	(a)	(0.88)	(0.64)	(0.15)	(0.91)	(1.06)	0.00
9/30/18	$18.00	0.16	(a)	(1.34)	(1.18)	(0.11)	(0.50)	(0.61)	0.00	(b)
9/30/17	$14.75	0.17	(a)	3.49	3.66	(0.32)	(0.09)	(0.41)	0.00	(b)
9/30/16	$14.53	0.38	(a)	0.51	0.89	(0.31)	(0.36)	(0.67)	0.00	(b)
9/30/15	$16.26	0.13	(a)	(0.77)	(0.64)	(0.19)	(0.90)	(1.09)	0.00	(b)
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Amount rounds to less than $0.01 per share.
(c) Commenced on 11/30/2016.

84 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark International Small Cap Fund
Investor Class
9/30/19	$14.61	-2.91%	$546.4	1.38%	1.88%	1.38%	39%
9/30/18	$16.34	-6.43%	$1,013.6	1.36%	1.32%	1.36%	45%
9/30/17	$18.12	25.98%	$1,835.5	1.36%	1.40%	1.36%	34%
9/30/16	$14.84	6.66%	$2,365.1	1.38%	2.97%	1.38%	38%
9/30/15	$14.63	-3.70%	$2,852.0	1.35%	1.18%	1.35%	46%
Advisor Class
9/30/19	$14.64	-2.72%	$142.5	1.26%	2.13%	1.26%	39%
9/30/18	$16.33	-6.39%	$346.6	1.32%	1.41%	1.32%	45%
9/30/17(c)	$18.14	28.11%	$388.5	1.21%†	1.29%†	1.21%†	34%
Institutional Class
9/30/19	$14.59	-2.75%	$735.8	1.23%	2.03%	1.23%	39%
9/30/18	$16.36	-6.23%	$863.3	1.17%	1.49%	1.17%	45%
9/30/17(c)	$18.15	28.18%	$839.1	1.14%†	1.47%†	1.14%†	34%
Service Class
9/30/19	$14.51	-3.11%	$1.0	1.58%	1.70%	1.58%	39%
9/30/18	$16.21	-6.73%	$1.5	1.71%	0.93%	1.71%	45%
9/30/17	$18.00	25.56%	$2.1	1.66%	1.04%	1.66%	34%
9/30/16	$14.75	6.39%	$1.5	1.69%	2.69%	1.69%	38%
9/30/15	$14.53	-4.00%	$1.9	1.62%	0.85%	1.62%	46%
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Amount rounds to less than $0.01 per share.
(c) Commenced on 11/30/2016.

Oakmark.com 85

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Harris Associates Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Harris Associates Investment Trust comprising the Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, and Oakmark International Small Cap Fund, (collectively the "Funds"), including the schedules of investments as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the Harris Associates Investment Trust as of September 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
November 25, 2019

We have served as the auditor of one or more Harris Associates Investment Trust investment companies since 2002.

86 OAKMARK FUNDS

Federal Tax Information

(Unaudited)

The below information is reported in regards to distributions paid by the Funds during the fiscal year ended September 30, 2019. Note that these amounts have been previously reported to shareholders on the 2018 Form 1099-DIV.

The following percentages of income dividend paid by the Funds qualify for the dividend received deduction available to corporations and are hereby designated as qualified dividend income:

Fund	Qualified Dividend Income	Dividend Received Deduction
Oakmark	100.00%	100.00%
Select	100.00%	100.00%
Equity & Income	84.46%	64.53%
Global	73.33%	54.35%
Global Select	100.00%	43.34%
International	100.00%	0.00%
Int'l Small Cap	100.00%	0.00%

The following Funds met the requirements of Section 853 of the Code and elected to pass through to its shareholders credit for foreign taxes paid. The percentage of income distributed by the Funds from sources within foreign countries and possessions of the United States and the amounts of taxes paid to such countries was as follows:

Fund	Foreign Source Income	Foreign Taxes Paid
Global	73.23%	$2,520,489
Global Select	74.85%	2,812,752
International	84.56%	117,202,233
Int'l Small Cap	89.16%	6,137,854

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK (625-6275) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit Oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International, and Oakmark International Small Cap Funds: The Funds' portfolios tend to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Oakmark Select and Oakmark Equity and Income Funds: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Global, Oakmark Global Select, Oakmark International and Oakmark International Small Cap Funds: Investing in foreign securities presents risks which in some ways may be greater than U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

The Oakmark Equity and Income Fund invests in medium- and lower quality debt securities that have higher yield potential but present greater investment and credit risk than higher quality securities. These risks may result in greater share price volatility.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than

Oakmark.com 87

Disclosures and Endnotes (continued)

larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

1.  The S&P 500 Total Return Index is a float-adjusted, capitalization-weighted index of 500 U.S. large-capitalization stocks representing all major industries. It is a widely recognized index of broad U.S. equity market performance. Returns reflect the reinvestment of dividends. This index is unmanaged and investors cannot invest directly in this index.

2.  The Dow Jones Industrial Average is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities. This index is unmanaged and investors cannot invest directly in this index.

3.  The Lipper Large-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. large-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

4.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

5.  The Lipper Multi-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. multi-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

6.  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. This index is unmanaged and investors cannot invest directly in this index.

7.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

8.  The Price to Book Ratio is a stock's capitalization divided by its book value.

9.  The Lipper Balanced Fund Index measures the equal-weighted performance of the 30 largest U.S. balanced funds, as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

10.  The Barclays U.S. Government/Credit Index measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. This index is unmanaged and investors cannot invest directly in this index.

11.  Authers, John. "Markets Are Starting to Play a Haunting Tune," Bloomberg, September 17, 2019 https://www.bloomberg.com/ news/newsletters/2019-09-18/repo-market-spike-carries-echoes-of-2007-2008-crisis.

12.  The MSCI World Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the global equity market performance of developed markets. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

13.  The Lipper Global Fund Index measures the equal-weighted performance of the 30 largest global equity funds, as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

14.  Friedman, Milton. "The Social Responsibility of Business is to Increase its Profits." The New York Times Magazine, September 12, 1970.

15.  Jonathan. "Business Roundtable's Makeover Does Not Go Far Enough." Financial Times, September 22, 2019.

16.  The MSCI World ex U.S. Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure international developed market equity performance, excluding the U.S. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

17.  The MSCI EAFE Index (Net) is designed to represent the performance of large- and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

18.  The Lipper International Fund Index measures the equal-weighted performance of the 30 largest international equity funds, as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

19.  The MSCI World ex U.S. Small Cap Index (Net) is designed to measure performance of small-cap stocks across 22 of 23 developed markets (excluding the U.S.). The index covers approximately 14% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

20.  The Lipper International Small-Cap Fund Index measures the equal-weighted performance of the 30 largest international small-cap equity funds, as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

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Oakmark.com 89

Trustees and Officers

The board of trustees has overall responsibility for the operations of Harris Associates Investment Trust ("Trust") and its series. Each trustee serves until the election and qualification of his or her successor or until he or she sooner retires, dies, or is removed or disqualified. The retirement age for trustees is 72.

The president, any vice president, treasurer and secretary serve until the election and qualification of his or her successor or until he or she dies, resigns, or is removed or disqualified. Each other officer shall serve at the pleasure of the board of trustees.

The names and ages of the trustees and officers, the position each holds with the Trust, the date each was first elected to office, their principal business occupations during the last five years, and other directorships held by the trustees are shown below.

Trustees Who Are Interested Persons of the Trust

Name, Address† and Age at September 30, 2019	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Kristi L. Rowsell, 53*	Trustee, Principal Executive Officer and President	2010	Director, Harris Associates, Inc. ("HAI") and President, HAI, Harris Associates L.P. ("HALP") and Harris Associates Securities L.P. ("HASLP").	Member, Board of Governors, Investment Company Institute

Trustees Who Are Not Interested Persons of the Trust

Name and Age†	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Thomas H. Hayden, 68	Trustee	1995	Lecturer, Master of Science in Integrated Marketing Communications Program, the Medill School, Northwestern University, and Master of Science in Law Program, Northwestern University School of Law.	None
Hugh T. Hurley, III, 55	Trustee	2018	Managing Director and Global Head of Product Strategy, BlackRock, Inc. from 2006 to 2017.	None
Patricia Louie, 64	Trustee	2018

Retired; Managing Director and Associate General Counsel, AXA Equitable Life Insurance Company from 2014 to October 2018; Executive Vice President and General Counsel, AXA Equitable Funds Management Group, LLC from 2011 to October 2018; Senior Vice President and Associate General Counsel, AXA Equitable from 2009-2014.

				None
Christine M. Maki, 58	Trustee	1995	Senior Vice President—Tax and Treasurer, RR Donnelley & Sons Company (global provider of integrated communication services).	None
Laurence C. Morse, Ph.D., 68	Trustee	2013	Managing Partner, Fairview Capital Partners, Inc. (private equity investment management firm).	Director, Webster Bank (bank and financial institution); Director, Webster Financial Corporation (bank holding company)
Mindy M. Posoff, 63	Trustee	2016

Managing Director, Golden Seeds (angel investment group); Traversent Capital Partners, Founding Partner and President (consulting firm providing strategic solutions for hedge funds and asset managers); Chair, Board of Directors, AboutOne (start-up technology company providing tools to manage home and family life) from 2011 to 2017; Trustee of the HighMark Mutual Funds from 2010 to 2014.

				Director, 100 Women in Finance
Allan J. Reich, 71	Trustee and Chair of the Board	1993	Senior Partner, Seyfarth Shaw LLP (law firm).	Director, Mutual Fund Directors Forum

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Trustees and Officers (continued)

Name and Age†	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Steven S. Rogers, 62	Trustee	2006

MBA Class of 1957 Senior Lecturer of Business Administration, Harvard Business School; Entrepreneur-in-Residence, Ewing Marion Kauffman Foundation; Clinical Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University from 1995 to 2012.

				None

Other Officers of the Trust

Name, Address† and Age at September 30, 2019	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Joseph J. Allessie, 54**	Vice President	2019

Deputy General Counsel, HALP since 2019; Senior Vice President and Managing Counsel, OppenheimerFunds from 2018 to 2019; Managing Director, Head of Americas Compliance and Operational Risk Control, UBS Global Asset Management, prior thereto

Megan J. Claucherty, 37	Vice President	2016	Assistant General Counsel, HALP since 2018; Senior Attorney, HALP from 2015 to 2018; Associate Attorney, Vedder Price P.C., prior thereto
Anthony P. Coniaris, 42	Executive Vice President and Portfolio Manager (Oakmark Select Fund, Oakmark Global Fund and Oakmark Global Select Fund)	2013	Co-Chairman, HAI and HALP; Portfolio Manager and Analyst, HALP
Rick J. Dercks, 33**	Vice President	2019	Director of Tax & Fund Administration, HALP since 2019; Tax Senior Manager, Ernst & Young, prior thereto
Kevin G. Grant, 55	Executive Vice President and Portfolio Manager (Oakmark Fund)	2000	Co-Chairman, HAI and HALP; Portfolio Manager and Analyst, HALP
Justin D. Hance, 35	Vice President and Portfolio Manager (Oakmark International Small Cap Fund)	2016	Vice President, HAI and HALP; Director of International Research, HALP since 2016; Assistant Director of International Research and Analyst, HALP, prior thereto
David G. Herro, 58	Vice President and Portfolio Manager (Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund)	1992	Director, HAI; Deputy Chairman and Chief Investment Officer, International Equities, HAI and HALP; Portfolio Manager and Analyst, HALP
M. Colin Hudson, 49	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)	2013	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
John J. Kane, 48	Vice President	2012	Director, Operations, HALP since 2017; Director, Global Investment Services, HALP, prior thereto; Principal Financial Officer, HAIT, from 2016 to 2018; Treasurer, HAIT, from 2005 to 2018
Christopher W. Keller, 52	Vice President	2015	Chief Operating Officer, HALP since 2015; Vice President and Managing Director, Goldman Sachs Asset Management, prior thereto
Eric Liu, 40	Vice President and Portfolio Manager (Oakmark Global Select Fund)	2016	Portfolio Manager and Analyst, HALP
Jason E. Long, 43	Vice President and Portfolio Manager (Oakmark Global Fund)	2016	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP since 2016; Analyst, HALP, prior thereto

Oakmark.com 91

Trustees and Officers (continued)

Name, Address† and Age at September 30, 2019	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Michael L. Manelli, 39	Vice President and Portfolio Manager (Oakmark International Fund and Oakmark International Small Cap Fund)	2011	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Colin P. McFarland, 56**	Vice President, Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	2019	Chief Compliance Officer, HALP
Clyde S. McGregor, 66	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Global Fund)	1995	Vice President, HAI and HALP; Portfolio Manager, HALP
Thomas W. Murray, 49	Vice President and Portfolio Manager (Oakmark Select Fund)	2013	Vice President and Director of U.S. Research, HAI and HALP; Portfolio Manager and Analyst, HALP
Michael J. Neary, 51	Vice President	2009	Managing Director, Client Portfolio Manager, HALP
Michael A. Nicolas, 39**	Vice President	2019	Analyst, HALP since 2013; Managing Director, Lakeview Investment Group, prior thereto
William C. Nygren, 61	Vice President and Portfolio Manager (Oakmark Fund, Oakmark Select Fund and Oakmark Global Select Fund)	1996	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Vineeta D. Raketich, 48	Vice President	2003	Managing Director, Global Operations and Client Relations, HALP
Howard M. Reich, 36**	Vice President	2019	Assistant Controller, Fund Administration, HALP since 2018; Supervisor, Global Investment Services, HALP from 2015 to 2018; Manager, Investment Operations, CNA, prior thereto
Zachary D. Weber, 45	Vice President, Principal Financial Officer and Treasurer	2016	Chief Financial Officer and Treasurer, HAI and HALP since 2016; Senior Vice President and Vice President, GCM Grosvenor, prior thereto
Edward J. Wojciechowski, 46	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)	2013	Portfolio Manager and Analyst, HALP
Rana J. Wright, 41	Vice President, Secretary and Chief Legal Officer	2018	General Counsel, HAI and HALP since 2018; Managing Director and Associate General Counsel, Bank of America Corporation from 2014 to 2018; Partner, Reed Smith LLP, prior thereto

†  Unless otherwise noted, the business address of each trustee and officer listed in the tables is 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

*  Ms. Rowsell is a trustee who is an "interested person" of the Trust as defined in the 1940 Act because she is an officer of the Adviser and a director of HAI.

**  Mr. Nicolas assumed the position of Vice President effective January 23, 2019. Messrs. Allessie and Dercks each assumed the position of Vice President effective April 24, 2019. Mr. Reich assumed the position of Vice President effective October 23, 2019. Mr. McFarland assumed his positions effective November 15, 2019.

#  As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser and the Funds' distributor, respectively.

The Statement of Additional Information (SAI) contains further information about the trustees and is available without charge upon your request by calling 1-800-625-6275.

92 OAKMARK FUNDS

To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com or call 1-800-OAKMARK (625-6275) or 617-483-8327.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT (Form N-Q for filings prior to March 31, 2019). The Funds' Form N-PORTs (Form N-Qs) are available on the SEC's website at www.sec.gov.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at Oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the 12 months ended the preceding June 30 will be available through a link on the Funds' website at Oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

Oakmark.com 93

Oakmark.com

ANN (11/19)

Item 2. Code of Ethics.

(a)                                 Registrant has adopted a code of ethics (the “Code”) that applies to its Principal Executive Officer, Principal Financial Officer and Treasurer.

(b)                                 No disclosures are required by Item 2(b).

(c)                                  During the period covered by the report, the Code was amended to modify the process for internal reporting of violations to the Code.

(d)                                 During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e)                                  Not applicable.

(f)                                   A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR. Copies of the Code will also be made available free of charge upon request, by writing or calling The Oakmark Funds, P.O. Box 8510, Boston, MA  02266-8510, 1-800-OAKMARK (1-800-625-6275).

Item 3. Audit Committee Financial Expert.

Registrant’s board of trustees has determined that each of the following members of the Registrant’s audit committee qualifies as an “audit committee financial expert,” as such term is defined in Item 3(b) of Form N-CSR:  Thomas H. Hayden, Christine M. Maki, and Allan J. Reich.  Each of those members of Registrant’s audit committee is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed to the Registrant for professional services rendered by the Registrant’s principal accountant were as follows:

	Fiscal Year Ended September 30, 2019	Fiscal Year Ended September 30, 2018
Audit Fees(1)	$258,000	$264,550
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$39,700	$39,700
All Other Fees(4)	$69,457	$256,944

During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.  The audit committee has authorized its chair to exercise that authority in the intervals between meetings; and the chair presents any such pre-approvals to the audit committee at its next regularly scheduled meeting.  Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount for all such services provided constitutes no more than five percent of the total amount of revenues paid by the Registrant to its principal accountant during the fiscal year in which such services are provided; 2) such services were not recognized by management at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Registrant’s audit committee by management and approved prior to the completion of the audit by the audit committee or by one or more members of the audit committee who are members of the board of trustees to whom authority to grant such approvals has been delegated by the audit committee.

No audit-related, tax or non-audit services were approved by waiver pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

The aggregate non-audit fees billed for the fiscal years ended September 30, 2019 and September 30, 2018 by the Registrant’s principal accountant for services rendered to the Registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $$69,457 and $256,944, respectively. These non-audit services provided to the Registrant by the principal accountant related to clerical and ministerial tasks for the filing of tax reclaims in certain European Union countries.

(1)                                 “Audit Fees” include amounts for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)                                 “Audit-Related Fees” include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements.

(3)                                 “Tax Fees” include amounts for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, specifically distribution consultation.

(4)                                 “All Other Fees” include amounts for products and services provided by the principal accountant.

The audit committee of Registrant’s board of trustees has considered whether the provision of non-audit services that were rendered by Registrant’s principal accountant to Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)                                 The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders filed under Item 1 of this Form.

(b)                                 Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no material changes were made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)                                 Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized, and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)                                 There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics for Principal Executive Officer, Principal Financial Officer and Treasurer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).

(2)

Certifications of Kristi L. Rowsell, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer and Treasurer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii), respectively.

(3)	Not applicable.

(4)	Not applicable.

(b)

Certification of Kristi L. Rowsell, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer and Treasurer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer

Date:	November 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer

Date:	November 25, 2019

By:	/s/Zachary D. Weber
Zachary D. Weber
Principal Financial Officer and Treasurer

Date:	November 25, 2019